SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. __)

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9 Preliminary proxy statement

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9  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          EMERGENT GROUP INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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9
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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10939 Pendleton Street
Sun Valley, California 91352
Tel: (818) 394-2800

May 12, 2009

To Our Shareholders:

Fiscal 2008 represented another successful year for Emergent Group Inc. as we continued to reap the rewards of our growth strategies, and our strong focus on shareholder value.

In the midst of the most challenging economic environment in years, your company was a standout in terms of financial performance.  Thanks to our achievements in 2008, Emergent Group has strengthened its leadership as a provider of mobile laser and surgical equipment and set the stage for growth in 2009 and beyond.

Here are some of our key financial accomplishments for the year:

▪	Revenue in fiscal 2008 reached a record $22.8 million, up 29% from the prior year period.
▪	Net income was $4.1 million versus $1.8 million in fiscal 2007, including the recognition of deferred tax benefits in the fourth quarters of both periods.
▪	Net income, excluding the 2008 tax benefits, was a record $2.8 million, a 60% increase above the prior year.
▪	Net income per diluted share was $0.44, excluding the 2008 tax benefits, and this was up 47% from the prior year period.
▪	EBITDA was a record $5.3 million, a 40% increase versus the prior year.
▪	Total shareholders’ equity reached a record $7.9 million.
▪	Return on shareholders’ equity for the year, excluding the 2008 tax benefit, was 66%.
▪	For the second year in a row, our board declared an annual dividend of $0.30 per share. For the past four fiscal years, Emergent Group has paid a combined annual dividend of $0.90 per share.

In August 2008, we extended the reach of our PRI Medical Technologies, Inc. subsidiary to 16 states by acquiring the Surgical Services Division of PhotoMedex, Inc., which provided mobile laser services in 11 Northeast, Mid-Atlantic and Southeast states and served 18 individual local markets.  Since that time, we have been working to integrate our winning sales strategies into their organization to maximize the impact of this acquisition.

Later in the year, we broadened our investor outreach by listing Emergent Group’s common shares on the New York Stock Exchange’s AMEX Equities market, a premier venue for listing and trading of small and micro cap companies.  In early 2009, we launched a new corporate web site, www.emergentgroupinc.com, with extensive information on the company and its strategies as part of an enhanced investor relations program.

Emergent Group can attribute its success to a number of key factors.  We pay close attention to the needs of customers and suppliers so they rely on us for their own success.  We strive to keep the cost of our operations under control and take advantage of marketplace opportunities.  We identify and motivate talented employees, including an exceptionally strong and experienced management team.  And we keep shareholder value as a high priority.

Perhaps most important, we work to apply all of these attributes to the pursuit of a well-developed set of growth strategies.  I’d like to share those strategies with you and talk a bit about each.

We’re expanding equipment rentals and the accompanying sales of highly profitable disposable items.  We believe there is untapped growth potential for our market.  To pursue these opportunities, we have built up our sales force in recent years and pursued a marketing plan that creates strong relationships with the manufacturing community.  We’ve been able to increase our market penetration by partnering with manufacturers that have a relatively expensive piece of equipment, which requires consumable items with each medical procedure.  Previously, manufacturers were limited by their long equipment sales cycle and a small direct sales force.  They can now achieve much faster growth of profitable consumable sales by also making their equipment available through Emergent Group and using Emergent’s strong sales force to increase the number of procedures involving new doctors and hospitals.

Shareholder Letter

We’re capitalizing on the increasing number and scope of medical procedures and new limits on physician equipment ownership.  Demographic and industry trends are clearly in our favor.  The U.S. Centers for Medicare & Medicaid Services (CMS) estimates that the population age 65 and over – a prime target for our products and services -- will grow almost 32% between 2005 and 2017.  According to industry research organizations, the compounded annual growth rate for the global/regional medical laser market is anticipated to be 9% to 13% over the next several years.  Direct, energy-based surgical systems industry sales are expected to increase from $3.1 billion in 2007 to $4.1 billion by 2011.  Furthermore, an October 2009 rule change by CMS may cause many physicians to sell or restructure their ownership interests in medical equipment rental businesses.

We’re offering new, cost-effective medical technologies and technical services to provide hospitals and physicians with the most advanced equipment.  Even as hospitals seek to conserve their capital, rentals allow them to meet physician demand for the most advanced equipment and their preferences for specific devices.

We’re focusing on hospitals’ shift to equipment rentals.  With hospitals currently in a difficult economic environment, they may place a greater emphasis on rentals to control capital expenditures, limit the risk that they will be saddled with outdated or underutilized technology and still address physicians’ equipment preferences more effectively.

We intend to pursue more acquisitions to expand the company’s sales and geographic footprint.  Acquisitions remain part of our game plan. We have a very opportunistic management team with tremendous experience in mergers and acquisitions in the healthcare industry.  We know how to negotiate and how to integrate the acquired companies, including the retention of key employees.  We see the potential for more acquisition opportunities and we are well-positioned to take advantage of them.

To augment these strategies, we believe Emergent Group has distinct advantages over some of its competitors.  We have critical mass, since some of our competition involves smaller local and regional companies.  We have computerized systems that allow us to offer a higher level of service.  We try to utilize our equipment and technicians to a greater and more profitable extent than some of our competitors.  The more utilization we achieve, the greater the percentage of incremental sales that can flow to the bottom line.  And, finally, we have an experienced management team working to take advantage of our competitive strengths.

We’re both fortunate and proud to be able to give you so positive a report in these otherwise challenging times.  However, we believe this is no accident. Our exceptional track record comes from our special combination of financial strength, key factors for success, favorable market trends, sound growth strategies, a strong competitive advantage and one of the most seasoned management teams in our industry.

There is one more key element that contributes to our outstanding performance:  the support of our stakeholders. Our employees, our board, our customers and suppliers, and our shareholders all deserve sincere thanks for their past contributions.  We hope to be sharing our success with them for many years to come.

Following this letter is our Notice of Meeting, Proxy Statement, 2008 Annual Report and Proposed New Stock Option Plan.

Sincerely,

/s/ Bruce J. Haber

Chairman and CEO

NOTICE OF A SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD ON JUNE 29, 2009 AT 10:00 A.M.

To our Shareholders:

Notice is hereby given that a Special Meeting in Lieu of an Annual Meeting of Shareholders (the “Special Meeting”) of Emergent Group Inc. (“Emergent”), a Nevada corporation, will be held at 145 Huguenot Street, Suite 405, New Rochelle, NY 10801 on June 29, 2009 at the hour of 10:00 A.M. local time for the following purposes:

(1)           To elect four directors of Emergent for the coming year;

(2)           To ratify, adopt and approve the Audit Committee’s selection of Rose, Snyder & Jacobs to be the independent auditors of Emergent for the fiscal year ended December 31, 2009;

(3)           To ratify, adopt and approve Emergent’s 2009 Employee Benefit and Consulting Services Compensation Plan; and

(4)           To transact such other business as may properly come before the Special Meeting.

Only Emergent’s shareholders of record at the close of business on May 11, 2009 are entitled to notice of and to vote at the Special Meeting or any postponements or adjournments thereof.

By Order of the Board of Directors

May 12, 2009	By:	/s/ Bruce J. Haber, Chairman

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE SPECIAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

[Left blank intentionally.]

EMERGENT GROUP INC.
10939 Pendleton Street
Sun Valley, California 91352
(818) 394-2800

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of  Emergent Group Inc. (“Emergent” or the “Company”) in connection with the solicitation of proxies for use at the Special Meeting in Lieu of an Annual Meeting of Shareholders (the “Special Meeting”) referred to in the foregoing Notice.  It is contemplated that this Proxy Statement (which includes the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2008, exclusive of exhibits), together with the accompanying form of proxy will first be mailed on or about May 12, 2009 to shareholders of record on the close of business on May 11, 2009 (the “Record Date”). Stockholders may also view our Notice of Meeting, Proxy Statement, Annual Report and Proxy at www.emergentgroupinc.com.

This Proxy Statement contains information relating to a Special Meeting in Lieu of an Annual Meeting of Shareholders of Emergent Group Inc. to be held on June 29, 2009, beginning at 10:00 a.m. local time, at 145 Huguenot Street, Suite 405, New Rochelle, NY 10801 and any postponements or adjournments thereof.

ABOUT THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING

 What is the purpose of the Special Meeting?

            At the Special Meeting, shareholders will act upon the matters listed in the Notice of a Special Meeting in Lieu of an Annual Meeting and any other matters that properly come before the meeting.

Who can vote at the Special Meeting in Lieu of an Annual Meeting?

All shareholders of record at the close of business on the Record Date of May 11, 2009 are entitled to vote at the Special Meeting in Lieu of an Annual Meeting and any postponements or adjournments of the meeting.

What are the voting rights of the holders of the common stock?

            Holders of our Common Stock will vote on all matters to be acted upon at the Special Meeting. Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the Special Meeting.

 Who can attend the Special Meeting?

            All shareholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. Everyone must check in at the registration desk at the meeting.

How do I vote?

You may attend the Special Meeting in Lieu of an Annual Meeting and vote in person. Alternatively, you may vote your shares by proxy through the mail. To vote by mail, simply mark, sign and date your proxy card and return it in the postage-paid envelope provided for receipt by us through our transfer agent, American Stock Transfer & Trust Company, prior to June 29, 2009 (proxy cards received on or after  June 29, 2009 will not be counted).

If you want to vote in person at the Special Meeting in Lieu of an Annual Meeting and you hold Emergent Common Stock in street name, you must obtain a proxy card from your broker and bring that proxy card to the Special Meeting, together with a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

Please also note that by casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except in certain circumstances where it is important to protect the interests of Emergent and its shareholders.

What if I do not indicate my preference on the proxy card?

If you do not indicate how you would like your shares to be voted for a particular proposal, your shares will be voted FOR the election of the nominated slate of directors and in favor of Proposal Nos. 2 and 3. As to other matters as may properly come before the meeting (or any adjournments or postponements thereof), the proxy holders will vote as recommended by the Board of Directors. If no such recommendation is made, the proxy holders will be authorized to vote upon such matters in their own discretion.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038 either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and request to recast your vote. Attendance at the Special Meeting in Lieu of an Annual Meeting will not, by itself, revoke a previously granted proxy.

What constitutes a quorum?

As of April 20, 2009, Emergent had approximately 6,718,000 shares of its Common Stock outstanding. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the Record Date. The presence at the Special Meeting in Lieu of an Annual Meeting, in person or by proxy, of the holders entitled to cast at least a majority of votes which all shareholders are entitled to cast as of the Record Date will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Special Meeting in Lieu of an Annual Meeting for purposes of a quorum.

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 What are the recommendations of the Board of Directors?

Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth below. In summary, the Board recommends a vote FOR the election of the nominated slate of directors and in favor of proposals numbers 2 and 3.

The proxy holders will vote as recommended by the Board of Directors with respect to any other matter that properly comes before the Special Meeting. If the Board of Directors on any such matter gives no recommendation, the proxy holders will vote in their own discretion.

What vote is required to approve each proposal?

Election of Directors. The affirmative vote of a plurality of the votes cast at the Special Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD” authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Thus, the four candidates with the most affirmative votes will be elected at the Special Meeting in Lieu of an Annual Meeting.

Broker Non-Votes. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and ratification of auditors. Non-routine matters include all other proposals. Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on non-routine matters and will not be counted in the voting results. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum. Accordingly, broker non-votes will not be counted toward a nominee’s total of affirmative votes in the election of directors and will have no effect on the approval of any other proposals that may come before the meeting.

Proposal Nos. 2 and 3. As of the date of this Proxy Statement, the Board of Directors knows of no other matters other than Proposal Nos. 2 and 3 as outlined in the Notice of Special Meeting that will be presented at the meeting.  Proposal Nos. 2 and 3 and any other proposals that come before our meeting will be decided by a majority of the votes cast at the meeting.

Who conducts the proxy solicitation and how much will it cost?

Emergent is soliciting the proxies and will bear the cost of the solicitation. Emergent has not retained any outside firm to aid in the solicitation and it does not intend to use specially engaged employees or paid solicitors for such solicitation. Emergent may ask its officers and other employees, without compensation other than their regular compensation, to solicit proxies by further mailing or personal conversations, or by telephone, facsimile, Internet or other means of electronic transmission. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

FINANCIAL AND OTHER INFORMATION

Accompanying this Proxy Statement as Exhibit A is the Company's 2008 Annual Report on Form 10-K for its fiscal year ended December 31, 2008 (excluding exhibits). The Company hereby incorporates by reference into this Proxy Statement the information contained in the Company's 2008 Annual Report. (Note: On April 16, 2009, the Company filed an amendment to its Form 10-K for its fiscal year ended December 31, 2008 to correct and amend its cover sheet and Exhibit 23. This Annual Report contains the corrected cover page.)

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EXECUTIVE COMPENSATION

Incorporated by reference is the contents of Item 10 of Emergent’s Form 10-K for its fiscal year ended December 31, 2008, a copy of which is annexed to this Proxy Statement as Exhibit A.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

Incorporated by reference is the contents of Item 12 of Emergent’s Form 10-K for its fiscal year ended December 31, 2008, a copy of which is annexed to this Proxy Statement as Exhibit A.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Incorporated by reference is the contents of Item 13 of  Emergent’s Form 10-K for its fiscal year ended December 31, 2008, a copy of which is annexed to this Proxy Statement as Exhibit A.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Management recommends that you vote in favor of the four nominees named to the Board of Directors. Directors will be elected by a plurality of the votes cast at the Meeting.

Four directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified.  It is intended that votes will be cast pursuant to such proxy for the election of the four persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld.  All four of the nominees named in the table below are now members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. The following table sets forth information concerning each proposed nominee of the Company.

Name (1)	Age	First Became Director and/or Officer	Principal Occupation
Bruce J. Haber	56	2003	Chairman of the Board and Chief Executive Officer
Mark Waldron	41	2000	Director
Howard Waltman	76	2001	Director
K. Deane Reade, Jr.	68	2005	Director
__________________

(1)	Directors are elected at the annual meeting of stockholders and hold office until the following annual meeting.

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Identification of Executive Officers

Bruce J. Haber serves as our Chief Executive Officer, Louis Buther serves as our President and William M. McKay serves as our Chief Financial Officer.   The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

Biographies of Nominees

Bruce J. Haber has served as Chairman of the Board and Chief Executive Officer since January 31, 2003. Mr. Haber is currently President of BJH Management, LLC, a management firm specializing in turnaround consulting and private equity investments, which served as a consultant to the Company between October 2001 and January 2003. From October 2001 until December 2002, Mr. Haber served on the Board of Directors of EB2B Commerce, Inc. a computer software company. From March 2002 to December 2002 Mr. Haber served as Chairman of the Board and as a turnaround consultant to EB2B. Mr. Haber was founder, President and CEO of MedConduit.com, Inc., a healthcare e-commerce B2B from 2000 to 2001. Mr. Haber served as Executive Vice President and a Director of Henry Schein, Inc., an international distributor of healthcare products, as well as President of their Medical Group from 1997 to 1999. From 1981 to 1997, Mr. Haber served as President, CEO and Director of Micro Bio-Medics, Inc., and Caligor Medical Supply Company, a distributor of physician and hospital supplies, which merged with Henry Schein in 1997.  Mr. Haber is currently a director of a number of privately held companies and serves as a Trustee of Mercy College, Dobbs Ferry, New York. Mr. Haber holds a Bachelor of Science degree from the City College of New York and a Master of Business Administration from Baruch College in New York.

Mark Waldron has served as a director of the Company since August 2000 and he currently serves as a member of the Compensation Committee. Mr. Waldron also served as President and Chief Executive Officer of the Company between August 2000 and January 2003. Since 1998, Mr. Waldron's principal occupation has been as a private investor. Mr. Waldron is the President of Woodfield Development Corporation, a real estate development company.. Mr. Waldron is a former Vice President of J.P. Morgan in New York and was with the firm from 1993 to 1998. Mr. Waldron received his MBA from Northwestern University's Kellogg School of Management, and prior to attending business school worked in the derivatives capital markets group of Bankers Trust Company (now Deutsche Bank). He received a BA (Honors) from the Ivey School of Business at the University of Western Ontario in 1989.

Howard Waltman has served as a director of the Company and Chairman of the Compensation Committee since 2001 and he currently serves as a member of the Audit Committee. Since 2000, Mr. Waltman has acted as a private investor for a family limited liability corporation. Since 1986, Mr. Waltman served as a director of Express Scripts, Inc. (“ESI”), and was its Chairman from 1986 to 2000. ESI was formed in 1986 as a subsidiary of Sanus, a company formed in 1983 by Mr. Waltman, who served as its Chairman of the Board from 1983 to 1987. Sanus was acquired by New York Life Insurance Company in 1987. ESI provides mail order pharmacy services and pharmacy claims processing services and was spun out of Sanus and taken public in June 1992. Mr. Waltman also founded Bradford National Corp. in 1968, which was sold to McDonnell Douglas Corporation in 1981. From 1996 to 2000, Mr. Waltman served as a director of Computer Outsourcing Services, Inc. Mr. Waltman is currently a director of a number of privately held companies.

K. Deane Reade, Jr. has been a Director of the Company since September 2005. He currently serves as Chairman of the Audit Committee and as a member of the Compensation Committee. Mr. Reade is a founder and, since 1975, has served as President and a director of Bangert, Dawes, Reade, Davis & Thom, Incorporated, a private investment banking firm with offices in New York and San Francisco. Between 1989 and 1996, Mr. Reade served as Managing Director of John Hancock Capital Growth Management, Inc. and was a General Partner of its affiliate Gramercy Hills Partners. Mr. Reade is a graduate of Rutgers University. He has served as a director of: ABC Estonian Shares, a closed end fund (Isle of Man, UK); Abakus Management Co., an investment management company (Tallinn, Estonia); and Myers Industries, Inc. (Lincoln, Illinois). He currently serves as a Trustee of a private trust, a charitable foundation and the advisory board of Trail Blazers Camps, Inc. (New York, N.Y.) a 100 year old social service organization with a year round educational program for disadvantaged children from the Metropolitan New York - New Jersey area.

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Director and Committee Meetings

During fiscal 2008, Emergent’s Board of Directors held eight meetings of its Board of Directors, each of which was attended by all Board members. During fiscal 2008, the Audit Committee and the Compensation Committee held four meetings and one meeting, respectively, and each meeting was attended by each member of the applicable Committee. Each Board member is welcome to attend our Special Meeting in Lieu of an Annual Meeting. However, Emergent has no policy in place requiring Board members attendance at such meeting. Emergent did not hold an Annual Meeting of Stockholders in 2008.

Independence of Directors, Committees, Code of Ethics and Compliance with Section 16(a) of the Exchange Act.

Information pertaining to our Audit Committee, Audit Committee Charter, Code of Ethics, Compliance with Section 16(a) of the Exchange Act and Independence of Directors may be located in Exhibit A to this Proxy Statement under Items 10 and 13 of our Form 10-K for the fiscal year ended December 31, 2008, a copy of which is appended hereto and is incorporated herein by reference.

Except for Bruce J. Haber, our Chief Executive Officer, each nominee for re-election to the Board is considered by the Board to be an independent director as defined under Section 803A of the AMEX Company guide and under Rule 10A.3 of the Exchange Act. Further, each member of our Audit Committee and Compensation Committee is also considered to be an independent director in accordance with the aforementioned rules and regulations. As Emergent is a smaller reporting company, no Compensation Report was included in our Form 10-K.

Report of Audit Committee

In March 2009, the Audit Committee discussed the 2008 audited financial statements of the Company with Management and Rose, Snyder & Jacobs. Management has the primary responsibility for the financial statements and the reporting process.  The Audit Committee has discussed with Rose, Snyder & Jacobs the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Rose, Snyder & Jacobs required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No, 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Rose, Snyder & Jacobs the independent accountant’s independence. The Audit Committee has determined that Rose, Snyder & Jacobs is independent from Emergent and its management. The Audit Committee held four telephonic meetings during Emergent’s fiscal year ended December 31, 2008 and each member was in attendance for all meetings.  Also, the Chairman personally met with the independent auditors and the Company’s Chief Financial Officer on one occasion.

During the past fiscal year and through the mailing date of this Proxy Statement, Rose, Snyder & Jacobs has not provided any financial information systems design and implementation services or any other non-audit services to the Company except for the review of the Company’s quarterly reports, preparation of corporate tax returns, tax research and other related professional consulting services. The Company does not anticipate Rose, Snyder & Jacobs providing any financial information systems design and implementation services and any other non-audit services to the Company which would be incompatible with maintaining the independence of Rose, Snyder & Jacobs. The fees paid by the Company to Rose, Snyder & Jacobs for the fiscal year ended December 31, 2008 are described in Item 14 of the Company’s Form 10-K for its fiscal year ended December 31, 2008, which is annexed to this Proxy Statement as Exhibit A and is incorporated herein by reference.

In March 2009, the Audit Committee reviewed the audited consolidated financial statements of the Company which were to be included in the 2008 Form 10-K for filing with the Securities and Exchange Commission and considered the aforementioned matters and it then recommended the approval of said financial statements and their inclusion in the Form 10-K filing.

THE AUDIT COMMITTEE

K. Deane Reade, Jr., Chairman
Howard Waltman

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Compensation Committee

 Since October 7, 2008, the Compensation Committee consists of Howard Waltman, as Chairman, and K. Deane Reade, Jr. and Mark Waldron as its other members. The Compensation Committee, which currently has no charter, has such powers and functions as may be assigned to it by the Board of Directors from time to time; however, such functions shall, at a minimum, include the following:

•
to review and approve corporate goals and objectives relevant to senior executive compensation, evaluate senior executive performance in light of those goals and objectives, and to set the senior executive compensation levels based on this evaluation;

•	to approve employment contracts of its officers and employees and consulting contracts of other persons and compensation of directors;

•
to make recommendations to the Board with respect to incentive compensation plans and equity-based plans, including, without limitation, the Company’s stock options plans for employees and consultants to the Company who are not officers or directors of the Company; and

•	to administer the Company’s stock option plans and grant stock options or other awards pursuant to such plans for officers and directors of the Company.

The Compensation Committee cannot delegate its duties to other persons and it has not used paid consultants in the past, although it may utilize paid consultants when it believes that it is necessary for the performance of its duties. Management of the Company provides the Compensation Committee with its recommendations for compensation of Emergent’s officers, directors and employees for the Committee’s review and discussion.

Since November 10, 2008, our common stock is listed and trades on the NYSE Alternext US LLC. Continuation of our listing requires that we abide by Exchange rules which prohibit the Company’s Chief Executive Officer from being present during voting or deliberations as to his compensation and it requires that the compensation of our Chief Executive Officer and other officers to be determined by the Compensation Committee. The Compensation Committee met in March 2009 and approved the 2008 bonuses to the executive officers.

Compensation Committee Interlocks and Insider Participants

Howard Waltman, Chairman, and K. Deane Reade, Jr. served as members of the Compensation Committee for fiscal 2008. Mark Waldron, a former employee of the Company who served as Chief Executive Officer and President of the Company between August 2000 and January 2003, became a member of the Compensation Committee in November 2008. Except with respect to the foregoing, none of the members of the Compensation Committee have served as an officer or employee of the Company or had any relationship requiring disclosure under Item 404 of Regulation S-K of the Exchange Act.

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Lack of Nominating Committee

The Board of Directors has acted as the nominating committee for the Company and no separate nominating committee has been formed to date. This type of committee, if one existed, would be responsible for identifying and recommending the director nominees to be selected by the Board of Directors for each annual meeting of shareholders and reviewing any shareholder nominees; implementing the Board’s criteria for selecting new directors; developing, reviewing and recommending to the Board a set of corporate governance policies applicable to Emergent; providing oversight for the evaluation of the performance of the Board of Directors; and adopting a written charter.  Management believes that the cost of having a nominating committee for Emergent as a Smaller Reporting Company outweighs the benefits that may be derived from implementing such a committee.

Since November 2008, the Company’s Common Stock trades on the NYSE Alternext US LLC. Section 804 of the AMEX Company Guide requires that Board nominations to be selected or recommended for Board selection by a majority of the independent directors in such cases where there is a lack of a nominating committee. On May 5, 2009, our Board of Directors by resolution approved Management’s four nominees for re-election to the Board in accordance with such Guide.

The Board of Directors, acting as the nominating committee, did not meet during the 2008 fiscal year. However, the Board of Directors, acting as the nominating committee, met on May 5, 2009 to select the Director nominees to be up for election (and in the case of each nominee, re-election) at the 2009 Special Meeting in Lieu of an Annual Meeting. Based upon the size of the Company and the Board’s familiarity with the Company since its inception, the Board also has determined that each of the Directors is qualified to suggest nominees for consideration to the nominating committee, although Exchange rules require that a majority of the independent directors approve the nominees. The Board of Directors, when acting as the nominating committee, is generally responsible for:

•	Developing a nomination process for candidates to the Board of Directors;

•	Establishing criteria and qualifications for membership to the Board of Directors;

•	Identifying and evaluating potential Director nominees;

•	Filling vacancies on the Board of Directors; and

•	Recommending nominees for election or re-election.

The Board of Directors, when fulfilling the duties of a nominating committee, does not operate under a charter and it does not have a policy with regard to the consideration of any Director candidates recommended by members.

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Director Qualifications. While the independent members of our Board have not established specific minimum qualifications for director candidates, the candidates for Board membership should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Ethics. While the independent members of the Board have not formalized specific minimum qualifications they believe must be met by a candidate to be recommended by the independent members, the independent members of the Board believe that candidates and nominees must reflect a Board that is comprised of directors who (i) have broad and relevant experience, (ii) are predominantly independent, (iii) are of high integrity, (iv) have qualifications that will increase overall Board effectiveness and enhance long-term stockholder value, and (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. These factors, and others as considered useful by our Board acting as its own nomination and governance committee, will be reviewed in the context of an assessment of the perceived needs of our Board of Directors at a particular point in time. As a result, the priorities and emphasis of our Board of Directors may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. Consideration of new director candidates is expected to involve a series of Board discussions, review of information concerning candidates and interviews with selected candidates. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Candidates for nomination to our Board of Directors in our past typically have been suggested by other members of our Board of Directors. From time to time, our Board acting as its own nomination committee may in the future (although it has not done so in the past) engage the services of a third party search firm to identify director candidates.

Director Candidates

Although our Board acting as its own nomination committee does not have a formal policy on stockholder nominations, it will consider candidates proposed in writing by stockholders, provided such proposal meets the eligibility requirements (i.e. ownership of at least 2% of the outstanding common shares) for submitting stockholder nominations for inclusion in our next Proxy Statement and is accompanied by certain required information about the candidate. If an eligible stockholder wishes to recommend a nominee, he or she should submit such recommendation in writing to our Corporate Secretary, William M. McKay at 10939 Pendleton Street, Sun Valley, California 91352, by the deadline set forth herein under “Deadline for Receipt of Stockholder Proposals.” Information provided with the stockholder recommendation should specify the following information: (a) the name and address of the nominee; (b) the name and address of the stockholder making the nomination; (c) the number of shares of our Common Stock entitled to vote at such meeting held by the stockholder; (d) a representation that the nominating stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice; (e) the nominee’s qualifications for membership on our Board of Directors; (f) all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director; (g) a description of all arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder; (h) all other companies to which the nominee is being recommended as a nominee for director; and (i) a signed consent of the nominee to cooperate with reasonable background checks and personal interview, and to serve as a director, if elected. Candidates proposed by stockholders will be evaluated by our Board acting as its own nomination committee using the same criteria as for all other candidates. Our Board acting as its own nomination committee has not received any nominations from any of our stockholders in connection with this Special Meeting in Lieu of an Annual Meeting.  The Board is authorized to retain advisers and consultants and to compensate them for their services. The Board did not retain any such advisers or consultants during 2008.

 If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in Emergent’s proxy card for the shareholder meeting at which his or her election is recommended.

9

Shareholders also have the right to nominate director candidates themselves, without any prior review or recommendation by the Board, by the procedures set forth herein under “Deadline for Receipt of Stockholder Proposals.”

 Shareholder Communications

The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances and subject to any required assistance or advice from legal counsel, our Corporate Secretary, William M. McKay, is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the other directors as he considers appropriate.

Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the Board for its consideration should address such communications to c/o of William M. McKay, Corporate Secretary, Emergent Group Inc., 10939 Pendleton Street, Sun Valley, California 91352.

PROPOSAL NO. 2
PROPOSAL TO RATIFY THE AUDIT COMMITTEE’S SELECTION
OF ROSE, SNYDER & JACOBS AS INDEPENDENT AUDITORS FOR 2009

Management recommends that you vote in favor of the ratification, adoption and approval of the Audit Committee’s selection of Rose, Snyder & Jacobs as independent auditors for 2009.

This Proposition will be decided by a majority of the votes cast at the Meeting of Stockholders by the holders of shares entitled to vote thereon.

The Audit Committee has approved the selection of Rose, Snyder & Jacobs, subject to the ratification of its shareholders, as the Company’s independent auditors for 2009.  Rose, Snyder & Jacobs, Certified Public Accountants, audited the Company’s financial statements for its last year ended December 31, 2008.  Even if the selection is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. It is expected that a representative of Rose, Snyder & Jacobs will be present at the Special Meeting in lieu of an annual meeting via telephonic connection, will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

For a discussion of the Audit Fees, Financial Information Systems Design and Implementation Fees and other fees billed by the Company’s independent auditors for 2008, see Item 14 of our 2008 Form 10-K appended hereto as Exhibit A which is incorporated herein by reference.

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PROPOSAL NO. 3
PROPOSAL TO RATIFY, ADOPT AND APPROVE THE COMPANY’S 2009
EMPLOYEE BENEFIT AND CONSULTING COMPENSATION PLAN

Management recommends that you vote in favor of the ratification, adoption and approval of the 2009 Employee Benefit and Consulting Compensation Plan.

This Proposition will be decided by a majority of the votes cast at the Meeting of Stockholders by the holders of shares entitled to vote thereon.

On May 5, 2009, the Board established an Employee Benefit and Consulting Compensation Plan (the “2009 Plan”) covering 300,000 shares with an effective date of June 29, 2009, subject to ratification and approval by stockholders. The material features of the Plan are described below. (Note: A copy of the plan is appended hereto as Exhibit B.)

Administration

Our Board of Directors, Compensation Committee or both, in the sole discretion of our Board, will administer the 2009 Plan. The Board, subject to the provisions of the 2009 Plan, has the authority to determine and designate employees and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board or Compensation Committee may, in its sole discretion, accelerate the vesting of awards.  Our Compensation Committee must approve all grants of Options and Stock Awards issued to our executive officers or directors.

Types of Awards

The 2009 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders.  In furtherance of this purpose, the 2009 Plan contained provisions for granting incentive and non-statutory stock options and Common Stock Awards.

Stock Options. A "stock option" is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order, check or Common Stock of the Company.  The Options (excluding Incentive Stock Options) may also contain at the time of grant, at the discretion of the Board, certain cashless exercise provisions.

Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the Optionee ceases to be an employee of our company for any reason other than death, any option originally granted as an Incentive Stock Option exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the Optionee’s death, any originally granted Incentive Stock Option exercisable at the date of death may be exercised by the legal heirs of the Optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs.  In the event of disability of the Optionee, any originally granted Incentive Stock Options shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs.  The termination and other provisions of a non-statutory stock option shall be fixed by the Board of Directors at the date of grant of each respective option.

Common Stock Award. “Common Stock Award” are shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Board if he or she continues to be an employee, director or consultant of us. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of us for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the Board, the restricted stock award will be terminated.

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Eligibility

The Company’s officers, employees, directors and consultants of Emergent Group and its subsidiaries are eligible to be granted stock options, and Common Stock Awards.  Eligibility shall be determined by the Board or our Compensation Committee; however, all Options and Stock Awards granted to officers and directors must be approved by our Compensation Committee.

Termination or Amendment of the 2009 Plan

The Board may at any time amend, discontinue, or terminate all or any part of the 2009 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Awards

It is not possible to predict the individuals who will receive future awards under the 2009 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board or our Compensation Committee. Currently, there have been no awards granted under the 2009 Plan. The 2009 Plan will terminate and no awards may be granted after June 28, 2019.

Shares Subject to the Plan

The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Plan is 300,000. Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The Plan does not limit the number of shares of Common Stock with respect to which options or Stock Awards may be granted to any individual during any calendar year, except there are limits in the case of Incentive stock Options to those established by the Internal Revenue Code of 1986, as amended.  The aggregate number of shares issuable under the 2009 Plan and the number of shares subject to options and awards to be granted under the Plan are subject to adjustment in the event of certain mergers, reorganizations, consolidations, recapitalizations, dividends (other than a regular cash dividend), stock split or other change in corporate structure affecting the Common Stock. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the Plan.

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Federal Tax Consequences

The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

Incentive Stock Options. Incentive stock options granted under the 2009 Plan are designed to qualify for the special tax treatment for incentive stock options provided for in the Internal Revenue Code (the "Code").  Under the provisions of the Code, an optionee who at all times from the date of grant until three months before the date of exercise is an employee of the Company, and who does not dispose of the shares of Common Stock obtained upon exercise of his incentive stock option for two years after the date of grant and holds those shares for at least one year after exercise, will recognize no taxable income on either the grant or exercise of such option and will recognize capital gain or loss on the sale of the shares.  If such shares are held by the optionee for the required holding period, the Company will not be entitled to any tax deduction with respect to the grant or exercise of the option.  If such shares are sold by the optionee prior to the expiration of the holding periods described above, the optionee will recognize ordinary income upon such disposition.  Upon the exercise of an incentive stock option, the optionee will incur an item of tax preference equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, which may subject the optionee to the alternative minimum tax.

Non-Qualified Options. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

Common Stock Awards. Recipients of shares of restricted Common Stock that are not “transferable” and are subject to “substantial risk of forfeiture” at the time of grant will not be subject to Federal income taxes until lapse or release of the restrictions on the shares. The recipient’s income and the Company’s deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Special Meeting in lieu of Annual Meeting.

AVAILABILITY OF SECURITIES AND EXCHANGE
COMMISSION’S FORM 10-K

THE COMPANY’S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2008 ON FORM 10-K INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A (EXCLUSIVE OF EXHIBITS AND SCHEDULES). ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE WITHOUT CHARGE TO THE SHAREHOLDERS UPON WRITTEN REQUEST.  SUCH MATERIAL CAN BE OBTAINED BY WRITING EMERGENT, ATTENTION WILLIAM M. MCKAY, CORPORATE SECRETARY, 10939 PENDLETON STREET, SUN VALLEY, CALIFORNIA 91352.

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DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the next annual meeting of shareholders must deliver the proposal to William M. McKay, Corporate Secretary of Emergent Group Inc. at 10939 Pendleton Street, Sun Valley, California 91352:

•	Not later than January 31, 2010, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; and

•
Not later than January 31, 2010, if the proposal is submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934, in which case we are not required to include the proposal in our proxy materials. Such nominations and proposals for the next annual meeting of shareholders, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Chairman.

EMERGENT GROUP INC.

By:	/s/ Bruce J. Haber, Chairman

14

Exhibit A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 10-K

[X]	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2008
or

[ ]	TRANSITION REPORT PURSUANT TO SECTION 12 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from  ____ to ___                                 Commission File Number:  1-34208

                  EMERGENT GROUP INC.

(Exact name of Registrant as specified in its charter)

Nevada	93-1215401
(State of jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

10939 Pendleton Street Sun Valley, California	91352
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(818) 394-2800

Securities registered pursuant to Section 12 (b) of the Act:

Title of Each Class	Name of Each Exchange on which Registered
Common Stock, $.04 par value	NYSE Alternext US LLC

 Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act  Yes      No [X]

Check whether the Registrant is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. [  ]

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes X .
No ___.

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in part III of this Form 10-K or any amendment to this Form 10-K [X].

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company as defined by Rule 12b-2 of the Exchange Act: smaller reporting company [X].

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).Yes [  ] No [X]

 The aggregate market value of the Common Stock held by non-affiliates of approximately 3,020,000 shares of Common Stock as of March 26, 2009 was approximately $9,060,000 based on a closing sales price of $3.00 per share of Common Stock on June 30, 2008, the last business day of the Registrant’s most recently completed second quarter, as compared to approximately $26,968,600 based upon a closing sales price of $8.93 per share as of March 26, 2009.

The number of shares outstanding of the Registrant’s Common Stock (inclusive of book entry shares that are subject to vesting) as of March 26, 2009, was 6,663,755.

FORWARD-LOOKING STATEMENTS

We believe this annual report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of our management, based on information currently available to our management. When we use words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “should,” “likely” or similar expressions, we are making forward-looking statements. Forward-looking statements include information concerning our possible or assumed future results of operations set forth under “Business” and/or “Management's Discussion and Analysis of Financial Condition and Results of Operations.”

Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Our future results and stockholder values may differ materially from those expressed in the forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. Stockholders are cautioned not to put undue reliance on any forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of some of the factors that may cause actual results to differ materially from those suggested by the forward-looking statements, please read carefully the information under “Risk Factors.” In addition to the Risk Factors and other important factors discussed elsewhere in this annual report, you should understand that other risks and uncertainties presented in our public announcements and SEC filings could affect our future results and could cause results to differ materially from those suggested by the forward-looking statements.

PART I
Item 1.            Business

THE COMPANY

Emergent Group Inc. (“Emergent”) is the parent company of PRI Medical Technologies, Inc., its wholly owned and primary operating subsidiary (“PRI Medical”). Emergent and PRI Medical are referred to collectively hereinafter as the “Company.” PRI Medical is a provider of surgical equipment on a fee for service basis to hospitals, surgical care centers and other health care providers. PRI Medical serves both large and small health care providers, including: 1) smaller independent hospitals and physicians who cannot afford to buy surgical equipment because of budget constraints or cannot justify buying due to limited usage; and 2) larger, well-financed hospitals that may be able to purchase equipment for use in their own facility but may choose not to because reimbursement or utilization rates for certain procedures do not warrant a capital commitment. Additionally, infrequent utilization may not justify the cost of training and retention of technicians to operate such equipment. PRI Medical is also able to provide its technicians to support hospital-owned surgical equipment on a fee for service basis, thus improving efficiency and reducing costs for the hospital. Reduced operating costs and improved flexibility for hospitals are elements of the PRI Medical value proposition to its customers.

PRI Medical makes mobile surgical services available to its customers by providing mobile lasers and other surgical equipment on a per procedure basis to hospitals, outpatient surgery centers, and physician offices along with technical support and disposable supplies required to utilize the equipment.

PRI Medical’s mobile surgical services focuses on primarily surgical care. Physicians perform surgery at hospitals or surgery centers by renting PRI Medical’s laser or other equipment and receive PRI Medical’s technical support and expertise that is provided with the equipment, allowing the staff to concentrate on their patient care duties without the distraction of setup and running of the equipment.

           PRI Medical has approximately 800 active accounts in 16 states and experiences a high rate of repeat business from the hospitals, surgery centers and doctors we serve. The market encompasses many disciplines including general surgery, orthopedic surgery, otolaryngology, urology, obstetrics, gynecology, podiatry, dermatology, and plastic/cosmetics. Equipment is increasingly becoming more specialized to specific medical procedures, and the coordination of technical training of the physician regarding the use of equipment is an integral part of PRI Medical's business.

PRI Medical’s healthcare distribution network allows physicians, hospitals and healthcare facilities access to new medical equipment without the expense of acquisition. PRI Medical is able to help manufacturers bring advanced medical technologies to market by using its distribution channels and its relationships with hospitals, doctors and other healthcare facilities to introduce selected additional surgical products and services to end users on a ‘fee per procedure’ model. PRI Medical had revenues of approximately $22.8 million and $17.7 million in 2008 and 2007, respectively. By making new technologies available to physicians PRI Medical seeks to become a provider of innovative medical device and support services to the healthcare community early in a product’s life cycle.

RECENT DEVELOPMENTS

On August 2, 2008, the Company entered into an agreement to acquire the assets of the Surgical Services Division (the “Services Division”) of PhotoMedex, Inc. The Services Division provides mobile laser services in 11 Northeast, Middle Atlantic and Southeast states, serving 18 individual local markets, expanding PRI’s geographic coverage to a total of 16 states. Revenues of the Services Division were $7,667,000 for the year ended December 31, 2007. The purchase price for the Services Division was approximately $3,149,735, plus certain closing costs. The acquisition was closed on August 8, 2008, at which time the purchase price was paid by the Company through borrowings from a bank of $1,750,000 under a fully amortizing capital equipment lease arrangement, which is collateralized by the acquired assets and other unencumbered assets of the Company, the proceeds from the private sale of our restricted Common Stock as discussed elsewhere in this Form 10-K, with the balance paid from existing cash.

The purchase price for the acquired assets of $3,149,735, plus certain closing costs, was allocated to accounts receivable of $761,959, inventory of $467,720, equipment and vehicles of $1,594,670 and to customer list for $358,864. Equipment and vehicles are being depreciated over three to five years while the customer list is being amortized over ten years.

In connection with the acquisition of the assets of the Services Division, on July 31, 2008, the Company received investment commitments totaling $1,130,890 from 15 investors to purchase the Company’s Common Stock. The commitments consisted of 665,229 Units at an offering price of $1.70 per Unit. Each Unit consisted of one share of Common Stock and a Warrant to purchase 0.6 shares of Common Stock at an exercise price of $1.75 per whole share. The Warrants expire at the close of business on July 31, 2013. Of the 665,229 Units, 533,825 Units (equivalent to $907,503) were purchased by officers and directors of the Company.

PRODUCTS AND SERVICES

 PRI Medical’s technicians provide surgical equipment and related technical services support to physicians and operating room (“O.R.”) personnel in hospitals, surgical care centers and other health-related facilities on a per-procedure basis. Mobile surgical services are ordered from 24 hours to several months in advance of surgery, and re-confirmed with the customer the day before the medical procedure by PRI Medical’s scheduling department. Upon arrival at the customer site, PRI Medical’s technician set up the equipment, posts required warning notices outside the O.R., issues safety equipment to the O.R. staff, provides any disposable materials needed, and supplies equipment certifications and/or documentation required for hospital record keeping. Technician-only services are also made available to hospitals and surgery facilities that sometimes find that outsourcing of trained technicians without renting equipment to be a cost-effective alternative to training and staffing their own personnel.

PRI Medical’s equipment encompasses CO2, Nd:YAG, Pulse Dye, KTP/YAG, Diode, Greenlight HPS, Holmium YAG, Lithotripsy and Cryosurgery technology. PRI Medical has established working relationships with leading manufacturers and is sometimes an introducer of technology in its markets. PRI Medical reviews developments in the medical field to stay abreast of new and emerging technologies and to obtain new surgical medical equipment. In this regard, PRI Medical has, in recent years, added equipment to provide for services in lithotripsy, cryosurgery, transmyocardial revascularization, advanced visualization technology, microwave therapy, and prostate surgery. The Company strives to develop and expand strategic relationships in order to enhance its product lines and improve its access to new medical devices.

PRI Medical also provides its customers with disposable products and/or ancillary equipment that are needed for a given medical procedure. The revenue from disposable products is primarily related to laser and cryosurgery equipment rentals requiring fibers, probes, and disposable kits proprietary to a specific manufacturer’s equipment. Customers may benefit from this added service by lowering their inventory levels of infrequently used products.

MARKETING AND SALES

PRI Medical markets its mobile surgical equipment and services business largely through the efforts of its direct sales force, which focuses on providing high-quality service and products to customers and on obtaining new customer accounts. In conjunction with its sales efforts, PRI Medical sponsors educational seminars on new laser and other surgical equipment technologies, which are attended by its current and prospective customers. These seminars allow PRI Medical’s direct sales force to introduce new technologies and procedures to its customer base early in the product’s life cycle.

PRI Medical’s sales representatives attend national and regional physician medical seminars and trade shows to present PRI Medical’s services and products. PRI Medical also markets its products and services through direct mail marketing of literature and promotional materials, which describe PRI Medical’s complete range of surgical equipment and services to hospitals, surgery centers and physicians.

MARKET

PRI Medical currently serves customers in 16 states. Each location is staffed with full-time technicians and sales representatives, as appropriate to the business opportunities. During the years ended December 31, 2008 and 2007, no customer accounted for more than 10% of PRI Medical’s total sales.

PRI Medical provides mobile laser/surgical services to customers in each market served. Each location is staffed with full-time trained technicians and is equipped with a variety of surgical equipment to meet customer needs. During the years ended December 31, 2008 and 2007, company-wide, PRI Medical performed over 22,000 and 16,000 procedures, respectively.

INVESTMENTS

Investments In Limited Liability Companies

In connection with expanding its business, PRI Medical participates with others in the formation of Limited Liability Companies (“LLCs”) in which it will acquire either a minority or majority interest and the remaining interests are held by other investors. These LLCs acquire certain medical equipment for use in their respective business activities which generally focus on surgical procedures. As of December 31, 2008, PRI Medical currently holds interests eleven LLCs in Colorado and California. During 2008 and 2007, PRI Medical participated in the formation of five new LLCs. Such LLCs acquired medical equipment for rental purposes under equipment financing leases. The third party investors in each respective LLC generally provide the lease financing company with individual proportionate lease guarantees based on their respective ownership percentages in the LLCs. In addition, PRI Medical will provide such financing companies with its corporate guarantee based on its respective ownership interest in each LLC. In certain instances, the Company has provided such financing companies with an overall corporate guarantee in connection with equipment financing transactions. In such instances, the individual investors in each respective LLC will generally indemnify PRI Medical against losses, if any, incurred in connection with its corporate guarantee.

For the years ended December 31, 2008 and 2007, in accordance with the Financial Accounting Standards Board Interpretation No. 46R, “Consolidation of Variable Interest Entities”, the Company accounted for its equity investments in LLCs in which it holds minority interests under the full consolidation method whereby transactions between the Company and LLCs have been eliminated through consolidation. “See Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

GOVERNMENT REGULATION

The healthcare industry is subject to extensive federal and state regulation. In 2008, the Centers for Medicare & Medicaid Services (“CMS”) issued new regulations regarding physician ownership of rental equipment. The new regulation may require changes in the business methods or ownership of some of the LLCs. Promulgation of new laws and regulations, or changes in or re-interpretations of existing laws or regulations, may significantly affect the Company’s business, operating results or financial condition. The Company is not currently subject to regulation, however, a court or governmental body could make a determination that the Company’s business should be regulated. The Company’s operations might be negatively impacted if it had to comply with government regulations. Furthermore, the manufacturers of medical equipment utilized by the Company are subject to extensive regulation by the Food and Drug Administration (“FDA”). Failure of such manufacturers to comply with FDA regulations could result in the loss of approval by the FDA of such medical equipment, which could adversely affect the Company’s operating results or financial condition. In addition, certain of our customers are subject to the Medicare reimbursement rules and regulations as well as similar state-level regulations. Our business could be negatively impacted if such customers were found to be non-compliant with such regulations and/or ineligible for such reimbursements. As consolidation among physician groups continues and provider networks continue to be created, purchasing decisions may shift to persons with whom the Company has not had prior contact. The Company cannot be certain that it will be able to maintain its physician, vendor and/or manufacturer relationships under such circumstances.

POTENTIAL EXPOSURE TO LIABILITY

Physicians, hospitals and other providers in the healthcare industry are subject to lawsuits, which may allege medical malpractice or other claims. Many of these lawsuits result in substantial defense costs and judgments or settlements. The Company does not engage in the practice of medicine, nor does it control the practice of medicine by physicians utilizing its services or their compliance with regulatory requirements directly applicable to such physicians or physician groups. However, the services the Company provides to physicians, including actions by its technicians, its establishment of protocols and its training programs, could give rise to liability claims. The Company may become involved in material litigation in the future and it is possible that a claim or claims arising from such litigation might exceed the Company’s insurance coverage. Currently, the Company’s current product liability insurance coverage expires in April 2009. In the future, depending on market conditions, there can be no assurances that the Company can maintain such insurance coverage or obtain new coverage from a different insurance carrier should the need arise.

COMPETITION

The market for PRI Medical’s mobile surgical services is highly competitive. Companies, particularly in the laser surgery industry, often compete by price, thereby impacting profit margins. In addition, PRI Medical faces many existing and future competitors of various size and scale. Some of our competitors have significantly greater financial and management resources than the Company. Competitors in our market include Healthtronics, a publicly held company, and multiple privately held companies in each local PRI Medical branch location. In spite of such competition, the Company believes that it can compete successfully but can give no assurances with regard to its ability to compete. In addition, the Company’s business could be adversely affected if our customers elect to purchase surgical equipment directly from the manufacturers and hire their own technicians.

EMPLOYEES

As of March 16, 2009, the Company employed 146 full-time persons (including three executive officers), 119 of whom were involved in operations activities (most of these were active as field technicians), 13 of whom were involved in sales and marketing, and 14 of whom were involved in administration, information technology, and accounting. In addition, the Company may employ part-time and occasional employees as technicians to handle overload situations. None of our employees are represented by collective bargaining agreements. We believe that our relationship with our employees is good.

Item 1.A    Risk Factors

WE HAVE INCURRED LOSSES IN THE PAST AND MAY INCUR LOSSES IN THE FUTURE.

For the past several years we have reported positive operating results; however, in 2004 we showed break-even results and incurred significant operating losses in the years preceding 2004. Our ability to generate positive operating results are dependent upon many factors and variables including market conditions for our products and services, changing technologies within the medical equipment industry, and competition. Although we have shown improvement in our net operating results over the last four years, there can be no assurances that we will continue to achieve positive operating results in future periods.

WE FACE INTENSE COMPETITION.

The surgical equipment rental and services industry is highly competitive. Our operations compete with services provided by numerous local, regional and national equipment and service providers. Certain of these competitors are larger or have far greater financial resources than us. There can be no assurance that we will not encounter increased competition, which could have a negative impact on our business, results of operations or financial condition.

OUR CORE BUSINESS IN MOBILE SURGICAL SERVICES HAS BEEN VERY PRICE COMPETITIVE.

The market for our services and equipment is highly competitive. Competitors often compete by lowering prices, thus impacting profit margins. We can provide no assurances that we will be successful (profitable) in a highly competitive market.

OUR BUSINESS IS SUBJECT TO ADVERSE CHANGES IN GOVERNMENT REGULATION.

Many aspects of our business in delivering surgical equipment and related services may be impacted by changes in federal and state regulations. We could encounter difficulties in meeting the requirements of new or changing regulations. In addition, certain of our customers are subject to the Medicare reimbursement rules and regulations as well as similar state-level regulations. Our business could be negatively impacted if such customers were found to be non-compliant with such regulations and/or ineligible for such reimbursements.

NEW GOVERNMENT RULES AND REGULATIONS COULD MATERIALLY ADVERSELY AFFECT OUR RESULTS OF OPERATIONS

The Centers for Medicare & Medicaid Services (“CMS”) recently issued a rule that amended regulations that implement the Stark Law. Under the rule, effective October 1, 2009, certain physician-owned ventures (including laser and cryotherapy limited liability companies managed by PRI) will not be able to contract with hospitals for the lease of space or equipment under a per-procedure or per-click payment arrangement if an LLC investor is a physician practicing at the hospital. CMS has also issued an answer in the form of a “Frequently Asked Question” on its website, where it indicates that the provision of lithotripsy services may be considered a service contract and not a lease of space or equipment. Thus, according to the FAQ advice from CMS, our lithotripsy LLCs (even if they have physician investors) may continue to contract with hospitals on a per-procedure payment basis so long as the contract is a service arrangement rather than a leasing arrangement. If the LLC provides a technician and related support when providing lithotripsy services, we believe such arrangement is a service arrangement. We believe that most of our LLCs will be in compliance with the new rule by October 1, 2009.  We are considering options for two of our LLCs including restructuring ownership of the LLCs, through repurchasing or buying out the physician investors’ interests in the LLCs. Although we believe these restructurings will not have a material adverse affect on us, we cannot give you any assurance that these restructurings would not have a material adverse effect on our operations, relationships with physicians, financial condition or results of operations.

In addition, this new rule may make new investments by physicians or other investors in our LLCs less attractive. At this time we are unable to assess the extent to which the new rule will affect our ability to attract new investors. However, if the new rule has a negative effect on our current investor relationships, then our operations and results of operations could be materially adversely affected.

WE MAY HAVE DIFFICULTIES IN ESTABLISHING SERVICE CAPABILITIES WITH NEW MEDICAL DEVICES UNRELATED TO OUR CURRENT BUSINESS.

Establishing a market presence with new technologies may require us to build new sales and support infrastructure. We may have difficulty hiring the appropriate personnel and establishing the necessary relationships with equipment vendors and others for us to successfully penetrate any new market.

OUR INDUSTRY IS UNPREDICTABLE AND CHARACTERIZED BY RAPID TECHNOLOGICAL CHANGES AND EVOLVING STANDARDS, AND, IF WE FAIL TO ADDRESS CHANGING MARKET CONDITIONS, OUR BUSINESS AND OPERATING RESULTS WILL BE HARMED.

Our industry is characterized by rapid technological change, frequent new product introductions, changes in customer requirements and evolving industry standards. Our equipment could quickly become obsolete due to new technological developments in medical devices. This could lead to a significant financial impact since most of our equipment is generally financed and depreciated over a period of several years. Because this market is subject to rapid change, it is difficult to predict our potential size or future growth rate. Our success in generating revenues in this market will depend on, among other things:

•	maintaining and enhancing our relationships with customers;

•	the education of potential customers about the benefits of our products and services; and

•	our ability to accurately predict and obtain new products, services and technologies to meet industry standards.

We cannot assure you that our expenditures for the acquisition of new products and technologies will result in their introduction or, if such products or technologies are introduced, that they or the related services will achieve sufficient market acceptance. We may need to expend significant resources to acquire new products and services in the future, which may adversely impact our profitability. However, the failure to make such expenditures to address rapid technological changes in the industry could adversely affect our business.

FAILURE TO SUCCESSFULLY COMPLETE AND MANAGE GROWTH STRATEGIES COULD ADVERSELY AFFECT OUR BUSINESS, PROFITABILITY AND GROWTH PROSPECTS.

Part of our growth strategy may include future acquisitions and alliances involving complementary products, services, technologies and businesses. If we are unable to overcome the potential problems and inherent risks related to such acquisitions and alliances, our business, profitability and growth prospects could suffer. Our ability to expand successfully through acquisitions and alliances depends on many factors, including our ability to identify appropriate prospects and negotiate and close transactions. Even if future acquisitions or alliances are completed:

•	we could fail to select the best acquisition or alliance partners;

•	we could fail to effectively plan and manage acquisition or alliance strategies;

•	management’s attention could be diverted from other business concerns;

•	we could encounter problems integrating the acquired or allied operations, technologies or products; and

•	the acquisition or alliance could have adverse effects on our existing business relationships with suppliers and/or customers.

Many companies compete for acquisition and alliance opportunities in our industry. Some of our competitors are companies that have significantly greater financial and management resources than us. This may reduce the likelihood that we will be successful in completing alliances necessary to the future success of our business.

Possible growth in the number of employees and in sales, combined with the challenges of managing geographically dispersed operations, may place a significant strain on our management systems and resources. We expect that we will need to continue to improve our information technology systems, financial and managerial controls, reporting systems and procedures and continue to expand, train and manage our work force. The failure to effectively manage growth could disrupt our business and adversely affect our operating results.

SOME OF OUR PRODUCTS ARE COMPLEX IN DESIGN AND MAY CONTAIN DEFECTS THAT ARE NOT DETECTED UNTIL DEPLOYED BY CUSTOMERS, WHICH COULD INCREASE OUR COSTS AND REDUCE OUR REVENUES.

Many of our products are inherently complex in design and require ongoing regular maintenance. As a result of the technical complexity of the equipment and certain fibers and other products used in the delivery of our services, changes in our suppliers’ manufacturing processes or the inadvertent use of defective or contaminated materials by such suppliers could result in a material adverse effect on our ability to achieve acceptable product reliability. To the extent that such product reliability is not achieved, we could experience, among other things:

•	damage to our business reputation;

•	loss of customers;

•	failure to attract new customers or achieve market acceptance;

•	diversion of resources; and

•	legal actions by customers.

The occurrence of any one or more of the foregoing factors could seriously harm our business, our financial condition and results of operations.

IF WE LOSE SENIOR MANAGEMENT AND KEY EMPLOYEES ON WHOM WE DEPEND, OUR BUSINESS COULD SUFFER.

We have employment contracts with our Chief Executive Officer, and President and Chief Operating Officer who are considered key employees of the Company. We currently do not have “key-person” life insurance policies to cover the lives of executive officers or any other key employees. The ability to continue to attract and retain highly skilled personnel will be a critical factor in determining our future success. Competition for highly skilled personnel is intense and we may not be successful in attracting, assimilating or retaining qualified personnel to fulfill current or future needs. If we cannot recruit, train, retain and effectively manage key employees, our business, profitability and growth prospects could suffer.

WE MAY NEED SUBSTANTIAL ADDITIONAL FINANCING TO ACHIEVE OUR STRATEGIC GOALS.

Much of our future growth and our ability to meet existing debt, lease and vendor obligations depend upon our ability to expand our customer base and on our ability to acquire new technologies related to medical surgical equipment. Such endeavors may require additional capital resources in addition to cash from operations. These initiatives may require us to raise significant sums of additional capital, which may or may not be available. In addition, raising additional capital may result in substantial dilution to existing shareholders. We can provide no assurances that such financing will be available to us in the future on satisfactory terms, if at all.

PAST TRADING MARKET FOR OUR COMMON STOCK WAS SPORADIC.

In the past, there was a limited and sporadic public market for our common stock.  While our common stock is currently traded on the NYSE Alternext US LLC under the symbol “LZR,” we can provide no assurances that an established public market for our common stock will continue in the future.

THE PRICE OF OUR STOCK MAY FLUCTUATE.

           The market price of our common stock may be as highly volatile, or more so, as the stock market in general or, for that of micro cap stocks, and the technology sector more specifically. Stockholders may have difficulty selling their common stock following periods of such volatility due to the market's adverse reaction to such volatility. Many of the factors leading to such volatility are well beyond our control and could include:

•	conditions and trends in our industry;

•	changes in the market valuation of companies similar to us;

•	actual or expected variations in our operating results;

•	announcements by us or our competitors of the development of new products or technologies or

•	strategic alliances or acquisitions; and

•	changes in members of our senior management or other key employees.

These and other factors may adversely affect the price of our common stock, regardless of its future operating results and we cannot assure you that our common stock will trade at prices similar to the stock of our competitors or other similar companies.

WE MAY EXPERIENCE QUARTERLY AND ANNUAL FLUCTUATIONS IN OUR OPERATING RESULTS IN THE FUTURE, WHICH MAKES OUR PAST PERFORMANCE AN UNRELIABLE INDICATION OF FUTURE PERFORMANCE.

Our operating results may vary significantly from quarter to quarter and from year to year in the future. A number of factors, many of which are outside of our control, may cause these variations, including:

•	fluctuations in demand for our products and services;

•	the introduction of new products, services or technologies by competitors, entry of new competitors, pricing pressures and other competitive factors;

•	our ability to obtain and introduce new surgical equipment products, services and technologies in a timely manner;

•	the rate of market acceptance of any new surgical equipment products or services that we offer;

•	delays or reductions in customer orders of our products and services in anticipation of the introduction of new or enhanced products and services by our competitors or us;

•	our ability to control expenses;

•	obsolescence of our existing equipment;

•	the timing of regulatory approvals and changes in domestic and regulatory environments;

•	the level of capital spending of our customers;

•	costs related to acquisitions or alliances, if any; and

•	general economic conditions.

POSSIBLE INABILITY TO PAY CASH DIVIDENDS IN THE FUTURE.

In December 2008, the Company’s Board of Directors declared a cash dividend of $.30 per share payable on January 12, 2009 to stockholders of record on December 29, 2008. In December 2007, the Company’s Board of Directors declared a cash dividend of $0.30 per share to our common stockholders of record on December 28, 2007, which was paid on January 9, 2008. Our Board of Directors will determine our future dividend policy on the basis of various factors, including our results of operations, financial condition, capital requirements, investment and acquisition opportunities and the potential availability of outside capital in the financial markets. Further, our bank covenants with City National Bank may prohibit or restrict our ability to pay cash dividends in future periods. We can give no assurances that cash or other dividends will be declared and paid in future periods.

Due to these and other factors, we believe that our operating results in future quarters and years may differ from expectations, and quarter-to-quarter and year-to-year comparisons of our past operating results may not be meaningful. You should not rely on our results for any quarter or year as an indication of future performance.

Item 1.B  Unresolved Staff Comments

Not applicable.

Item 2.            Properties

The Company maintains its principal executive offices at 10939 Pendleton Street, Sun Valley, California 91352, where it leases approximately 13,000 square feet of office/warehouse space for its operations. The facility is leased under a five-year lease agreement, which expires in December 2011, and currently provides for monthly rent of approximately $12,600, including reimbursements for common area expenses, tenant improvement costs, property taxes and insurance. Base rent is subject to an annual increase of 4%. The Company also leases an aggregate of approximately 8,950 square feet of space for its field and sales offices located in various states on the west and east coast. Such office/warehouse leases expire on various dates through June 2011. We believe that our present facilities are adequate for our reasonably foreseeable needs.

  Item 3.          Legal Proceedings

From time to time, we may become involved in litigation arising out of operations in the normal course of business. As of the filing date of this Form 10-K, we are not a party to any pending legal proceedings, except as follows:

Byong Y. Kwon, Plaintiff against Daniel J. Yun, Emergent Group, Inc., Emergent Capital Investment Management, LLC, Metedeconk Holdings, LLC, Voyager Advisors, LLC, Millennium Tradition Limited (f/k/a Millennium Heritage, Limited), Emergent Management Company, LLC, Endurance Advisors, Limited, SK Networks Co., Ltd. (f/k/a SK Global Co., Ltd.), Hye Min Kang, John Does 1-2 and Richard Roes 1-2 (collectively the “Defendants”).

The civil lawsuit, which was signed by the clerk on February 2, 2005, is brought in the United States District Court, Southern District of New York, is an action by Plaintiff against the Company, a former director, Daniel Yun, and other parties to recover money damages for alleged fraud, negligent misrepresentations and aiding and abetting fraud. The 35-page Amended Complaint alleges that the factual basis involving the action against the Company involves alleged false representations to Plaintiff to induce him to leave his then employment in 2001 and accept the Company’s and another named Defendant’s alleged offer of employment. Plaintiff seeks compensatory damages and punitive damages each in the amount of not less than $2,100,000 together with interest thereon, reasonable attorneys’ fees and other specific relief against Defendants other than the Company. Management has denied the Plaintiff’s allegations against the Company and is vigorously defending this lawsuit.

Item 4.            Submission of Matters to a Vote of Security Holders.

No matters were submitted to a vote of security holders during the fourth quarter of fiscal 2008.

PART II

Item 5.            Market for Common Equity and Related Stockholder Matters and Issuer Purchases of Equity
Securities.

      Our common stock trades on the NYSE Alternext US LLC under the symbol “LZR” and previously on the OTC Electronic Bulletin Board under the symbol “EMGP.” The following table sets forth the range of high and low closing sale prices of our Common Stock for our last two fiscal periods.

Quarters Ended	High	Low
March 31, 2007	3.90	3.12
June 30, 2007	4.02	3.15
September 30, 2007	4.00	2.90
December 31, 2007	3.80	3.00
March 31, 2008	3.50	2.95
June 30, 2008	3.20	2.60
September 30, 2008	3.25	2.06
December 31, 2008	8.07	2.99

 All quotations reflect inter-dealer prices, without retail mark-up, markdown or commissions, and may not necessarily represent actual transactions.

As of September 4, 2008, there were approximately 1,132 beneficial holders of our common stock based upon 376 stockholders of record and an estimated 756 beneficial holders whose stock was held in street name. The Company’s transfer agent is American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

Dividend Policy

In December 2008, the Company’s Board of Directors declared a cash dividend of $.30 per share payable on January 12, 2009 to stockholders of record on December 29, 2008. In December 2007, the Company’s Board of Directors declared a cash dividend of $0.30 per share to our common stockholders of record on December 28, 2007, which was paid on January 9, 2008. Our Board of Directors will determine our future dividend policy on the basis of various factors, including our results of operations, financial condition, capital requirements, investment and acquisition opportunities and the potential availability of outside capital in the financial markets. Further, our bank covenants with City National Bank may prohibit or restrict our ability to pay cash dividends in future periods. We can give no assurances that cash or other dividends will be declared and paid in future periods.

Recent Sales of Unregistered Securities

During the year ended December 31, 2008, the Company had issuances of unregistered Common Stock as follows:

On July 30, 2008, we received $1,130,890 from the sale of 665,229 Units at an offering price of $1.70 per Unit to 15 investors. Each Unit consisted of one share of Common Stock and a Warrant to purchase 0.6 shares of Common Stock at an exercise price of $1.75 per whole share. The Warrants expire at the close of business on July 31, 2013. No commissions were paid in connection this transaction. Exemption is claimed for the sale of these restricted securities pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

In December 2008, Warrants to purchase a total of 226,764 shares of Common Stock were exercised with the issuance of 161,358 shares on a cashless basis and warrants to purchase 35,294 shares were issued for cash. The Company received proceeds of $61,765 in connection with the exercise of such Warrants. Exemption is claimed under Section 3(a)(9) of the Securities Act of 1933, as amended, as an exchange of securities without any cash or commissions being paid.

Recent Purchases of Securities

During the year ended December 31, 2008, the Company had no repurchases of its Common Stock. However, the Company cancelled 3,000 shares of restricted Common Stock as a result of employee terminations.

Item 6.            Selected Financial Data

         Not applicable.

Item 7.            Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with our consolidated financial statements and the notes thereto appearing elsewhere in this Form 10-K. All statements contained herein that are not historical facts, including, but not limited to, statements regarding anticipated future capital requirements, our future plan of operations, our ability to obtain debt, equity or other financing, and our ability to generate cash from operations, are based on current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from forecasted results.

Overview

PRI Medical is a provider of mobile surgical equipment, on a fee for service basis, to hospitals, surgical care centers and other health care providers. PRI Medical serves both large and small health care providers and makes mobile surgical services available to its customers by providing this equipment on a per procedure basis to hospitals, out patient surgery centers, and physician offices. PRI Medical provides mobile lasers and other surgical equipment with technical support required to ensure the equipment is working correctly.

Acquisition of the Assets of the Services Division of PhotoMedex, Inc.

On August 2, 2008, the Company entered into an agreement to acquire the assets of the Surgical Services Division (the “Services Division”) of PhotoMedex, Inc. The Services Division provides mobile laser services in 11 Northeast, Middle Atlantic and Southeast states, serving 18 individual local markets, expanding PRI’s geographic coverage to a total of 16 states. Revenues of the Services Division were $7,667,000 for the year ended December 31, 2007. The purchase price for the Services Division was approximately $3,149,735, plus certain costing costs. The acquisition was closed on August 8, 2008, at which time the purchase price was paid by the Company through borrowings from a bank of $1,750,000, under a fully amortizing capital equipment lease arrangement, which is collateralized by the acquired assets and other unencumbered assets of the Company, the proceeds from the private sale of our restricted Common Stock as discussed elsewhere in this Form 10-K, with the balance paid from existing cash.

We anticipate that such acquisition will have an impact on future operating results and the comparability of one period to another.

Unaudited Pro Forma Results for the Years Ended December 31, 2008 and 2007

The historical operating results for the Company include the operating results for the Services Division from August 9, 2008 to December 31, 2008. Presented below are the comparative summarized pro forma operating results and earnings per share for the Company assuming that the acquisition of assets of the Services Division had been completed on January 1, 2008 and 2007, respectively.

	Pro Forma Results of Operations
	Year Ended December 31,	September 30,
	2008	2,007

Pro forma revenue	$27,183,969	$25,328,715

Pro forma income from operations	$4,525,962	$3,415,972

Pro forma net income	$4,398,841	$2,249,914
		-
Pro forma basic earnings per share	$0.69	$0.36

Pro forma diluted earnings per share	$0.65	$0.34

The unaudited pro forma condensed results of operations for 2008 and 2007 include pro forma adjustments to adjust depreciation and amortization expense based on asset values and related depreciation and amortization periods ascribed by the Company, interest expense incurred in connection with acquisition financing, certain acquisition related costs, and the estimated impact on state taxes related to the income of the Services Division. In connection with the acquisition transaction Emergent raised additional capital through the private placement of its Common Stock and the issuance of Warrants to purchase Common Stock in July 2008. The pro forma common and fully diluted shares outstanding assume completion of this transaction on January 1, 2008 and 2007, respectively, and include the effects of this transaction in its basic and fully diluted shares outstanding. The issuance of the Warrants resulted in compensation expense of $93,937, which is also included in the pro forma adjustments for 2007.

The unaudited pro forma results for 2008 and 2007 are not necessarily indicative of what actual results would have resulted had the acquisition transaction described herein occurred on the dates stated above nor do they purport to indicate the results of future operations of Emergent and the Services Division acquired from PhotoMedex, Inc. Furthermore, no effect has been given in the unaudited pro forma condensed statements of income for synergistic benefits that may be realized from the acquisition of the Services Division or costs that may be incurred in integrating operations. The unaudited condensed pro forma combined statements of income as presented herein should be read in conjunction with the accompanying notes, the historical financial statements and notes to the financial statements of Emergent set forth in Emergent’s periodic and current reports filed with the Securities and Exchange Commission and the carve-out audited and unaudited financial statements and notes of the Services Division as previously filed in Form 8-K.

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and disclosures on the date of the financial statements. On an on-going basis, we evaluate our estimates including, but not limited to, those related to revenue recognition. We use authoritative pronouncements, historical experience and other assumptions as the basis for making judgments. Actual results could differ from those estimates. We believe that the following critical accounting policies affect our more significant judgments and estimates in the preparation of our financial statements.

Revenue Recognition. We are required to make judgments based on historical experience and future expectations, as to the realizability of goods and services billed to our customers. These judgments are required to assess the propriety of the recognition of revenue based on Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition,” and related guidance. We make such assessments based on the following factors: (a) customer-specific information, and (b) historical experience for issues not yet identified.

Inventory Valuation. We are required to make judgments based on historical experience and future expectations, as to the realizability of our inventory. We make these assessments based on the following factors: (a) existing orders and usage, (b) age of the inventory, and (c) historical experience.

Property and Equipment. We are required to make judgments based on historical experience and future expectations, as to the realizability of our property and equipment. We made these assessments based on the following factors: (a) the estimated useful lives of such assets, (b) technological changes in our industry, and (c) the changing needs of our customers.

Stock-Based Compensation. Compensation costs related to stock options are determined in accordance with SFAS No. 123R, “Share-Based Payments”, using the modified prospective method. Under this method, compensation cost recognized during the years ended December 31, 2008 and 2007 includes compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, and all grants subsequent to that date, based on the grant date fair value, which is amortized over the remaining vesting period for such options. During 2008 and 2007 we issued 35,000 and 12,500 stock options to various employees, respectively. Such options generally vest in equal installments over five years and unvested options are subject to forfeiture should the respective employee leave the company. Compensation costs related to total stock options outstanding for the years ended December 31, 2008 and 2007 were $12,459 and $10,864, respectively. In addition, as discussed herein, the Company issues restricted shares from time to time to officers and directors and to employees. Compensation costs related to such shares is determined on the issuance date and is amortized over the related vesting period.

Results of Operations

The following table sets forth certain selected condensed consolidated statement of operations data for the periods indicated:

	Year Ended December 31,
	2008	%	2007	%

Revenue	$22,785,922	100%	$17,661,541	100%
Cost of goods sold	13,354,071	59%	10,473,805	59%

Gross profit	9,431,851	41%	7,187,736	41%

Selling, general, and administrative expenses	5,241,682	23%	4,390,996	25%

Income from operations	4,190,169	18%	2,796,740	16%

Other income (expense)	(190,916)	-1%	(152,104)	-1%

Income before provision for income
taxes and minority interest	3,999,253	17%	2,644,636	15%
Provision for income taxes	(225,641)	-1%	(193,922)	-1%
Deferred tax benefits	1,331,512	6%	10,088	0%

Net income before minority interest	5,105,124	22%	2,460,802	14%

Minority interest in income of consolidated
limited liability companies	(960,994)	-4%	(692,209)	-4%
Net income	$4,144,130	18%	$1,768,593	10%

Year Ended December 31, 2008 Compared to the Year Ended December 31, 2007

The Company generated revenues of $22,785,922 in 2008 compared to $17,661,541 in 2007. The increase in revenues in 2008 of $5,124,381, or 29% is primarily related to an increase in revenues from our surgical procedures and to the inclusion of revenues from the Services Division since August 9, 2008.

Cost of goods sold was $13,354,071 and $10,473,805 for 2008 and 2007, respectively, or 59% of revenues for both periods. Costs of goods sold primarily consist of payroll costs and related expenses for technicians, cost of disposables consumed, depreciation and amortization related to equipment, insurance costs and other operating costs incurred in rendering mobile medical equipment and technician services. The overall increase in cost of goods sold of $2,880,266 or 28% for 2008 is due to the inclusion of costs for the Services Division since August 9, 2008 as well as increases in disposable costs, payroll and related costs, depreciation and amortization expenses and to increases in equipment maintenance costs. Disposable costs increased due to increased sales volume, payroll and payroll related costs increased due to an increase in the number of employees, depreciation and amortization expense increased due to equipment purchases in 2008 and late 2007. The net change in other cost categories included in cost of goods sold remained relatively consistent in 2008 compared to 2007.

Gross profit from operations was $9,431,851 in 2008 as compared to $7,187,736 in 2007. Gross profit as a percentage of revenues was 41% for both 2008 and 2007, respectively. Gross margins after disposable costs will vary depending on the type of surgical procedure performed due to the fact that certain procedures require more expensive disposable items. In addition, gross margin rates will vary from period to period depending upon other factors including pricing considerations, and equipment and technician utilization rates. The gross margin for 2008 is not necessarily indicative of the margins that may be realized in future periods.

Selling, general, and administrative expenses were $5,241,682 or 23% of revenues for 2008 and $4,390,996 or 25% of revenues for 2007. Such costs include, among others, payroll and related expenses, insurance costs and occupancy costs. The increase in selling, general and administrative expenses of $850,686 in 2008 is primarily related to increases in performance-based incentive compensation and to increases in sales management and other payroll related expenses.

Other income (expense) was $(190,916) in 2008 compared to $(152,104) in 2007. Other income (expense) includes interest income and expense, gains and losses on disposal of property and equipment, and other miscellaneous income and expense items. The net increase in other expense of $38,812 is primarily related to an increase in net interest expense of $83,513, gain on disposal of property and equipment of $20,723 and to an increase in other income of $23,978. The net increase in interest expense relates to new equipment leases entered into during 2008 and the second half of 2007, including the equipment financing lease incurred in connection with the acquisition of the Services Division in August 2008. The increase in gain on disposal of equipment and other income relates to equipment sales and to the write-off of certain miscellaneous items in 2008.

The minority interest (ownership interests held by third-parties) in net income of limited liability companies was $960,994 in 2008 compared to $692,209 in 2007. In 2008 and 2007, we held ownership interests in eleven and ten entities, respectively. As of December 31, 2008 and 2007, in accordance with the Financial Accounting Standards Board Interpretation No. 46R, “Consolidation of Variable Interest Entities”, the Company accounted for its equity investments in entities in which it holds a minority interest under the full consolidation method.

Net income was $4,144,130 in 2008 compared to $1,768,593 in 2007. Provision for income taxes was $225,641 in 2008 as compared to $193,922 in 2007. During the fourth quarter of 2008 and 2007 we recognized deferred tax benefits of $1,331,512 and $10,088, respectively, related to operating losses from prior years. As required by SFAS 109, we did not reverse the valuation allowance until it was “more likely than not” that the tax asset would be realized. The Company has net operating loss carryforwards of approximately $7.6 million for federal tax purposes. The provision for income taxes of $225,641 as of December 31, 2008 is related to state taxes and to Alternative Minimum Taxes (AMT). Basic net income per share for 2008 and 2007 was $0.69 and $0.32 (or $0.47 and $0.32 per share, respectively, before the recognition of the deferred tax benefits), respectively, while fully diluted net income per share for 2008 and 2007 was $0.65 and $0.31 (or $0.44 and $0.30 per share, respectively, before the recognition of the deferred tax benefits), respectively. Basic and fully diluted weighted average shares outstanding for 2008 were 6,003,420 and 6,385,629, respectively, and 5,533,348 and 5,798,015 for 2007, respectively.

Liquidity and Capital Resources

The Company entered into a new credit agreement (the “Agreement”) with a bank in June 2008, which was amended in August 2008. The Agreement, as amended, provides for a line of credit of $1.5 million and is collateralized by substantially all assets of the Company. Advances under the Agreement bear interest at the prime rate, plus one-half of one percent (3.75% as of December 31, 2008), with interest payable monthly. Subject to the terms of the Agreement, the Company may request and repay advances from time to time through the expiration date. The Agreement includes certain financial covenants that must be met including a covenant that for a period of not less than thirty (30) consecutive days during the loan term, that no loan amount will be outstanding under the Agreement. The Agreement expires on August 3, 2009. As of March 17, 2009 Company was in compliance with the terms of its revolving credit agreement and no amounts have been drawn under this facility.

In connection with the acquisition of the assets of the Services Division, on July 31, 2008, the Company received gross proceeds totaling $1,130,890 from 15 investors who purchased the Company’s Common Stock and Warrants. In this regard, the Company sold 665,229 Units at an offering price of $1.70 per Unit. Each Unit consisted of one share of Common Stock and a Warrant to purchase 0.6 shares of Common Stock at an exercise price of $1.75 per whole share. The Warrants expire at the close of business on July 31, 2013. Of the 665,229 Units, 533,825 Units (equivalent to $907,503) were purchased by officers and directors of the Company. In December 2008, Warrants to purchase a total of 262,058 shares of Common Stock were exercised with the issuance of 161,358 shares on a cashless basis and 35,294 shares on a cash basis. The Company received proceeds of $61,765 in connection with the exercise of such Warrants.

On August 2, 2008, the Company entered into an agreement to acquire the assets of the Surgical Services Division (the “Services Division”) of PhotoMedex, Inc. The Services Division provides mobile laser services in 11 Northeast, Middle Atlantic and Southeast states, serving 18 individual local markets, expanding PRI Medical’s geographic coverage to a total of 16 states. Revenues of the Services Division were $7,667,000 for the year ended December 31, 2007. The purchase price for the Services Division was approximately $3,149,735, plus certain closing costs. The acquisition was closed on August 8, 2008, at which time the purchase price was paid by the Company through borrowings from a bank of $1,750,000, under a fully amortizing capital equipment lease arrangement, which is collateralized by the acquired assets and other unencumbered assets of the Company, the proceeds from the private sale of our restricted common stock as discussed in the preceding paragraph, with the balance paid from existing cash. The aforementioned capital equipment lease agreement provides for monthly payments of principal and interest starting on September 1, 2008 of $46,378 over 42 equal monthly installments.

The Company had cash and cash equivalents of $4,586,107 at December 31, 2008. Cash provided by operating activities for the year ended December 31, 2008 was $6,022,993. Cash generated from operations includes net income of $4,144,130, depreciation and amortization of $1,689,785, minority interest in net income of $960,994, stock-based compensation of $251,478, a decrease in inventory of $135,369, an increase in provision for doubtful accounts of $41,524, increases in accounts payable and accrued expenses and other liabilities of $473,607 and $513,764, respectively; offset by the recognition of non-cash deferred tax benefits of $1,331,512, gain on disposal of property and equipment of $28,937, increases in accounts receivable of $741,608 and prepaid expenses and deposits and other assets of $66,906 and $18,695, respectively. Cash used in investing activities was $2,549,696 and consisted of cash paid of $1,399,735 in connection with the acquisition of the assets of the Services Division, purchase of property and equipment of $337,861, cash distributions of $950,828 to members of limited liability companies, offset by contributions from new members to limited liability companies of $108,750 and proceeds from the sale of equipment of $29,978. Cash used for financing activities was $1,930,844 and consisted of payment of dividends on common stock of $1,686,095, and payments on lease and debt obligations of $1,406,975 and $100,889; offset by net proceeds of $1,126,270 from the private placement of Common Stock, proceeds of $75,000 from equipment refinancing and proceeds from the exercise of warrants and stock options of $61,845. In addition, during the year ended December 31, 2008 we borrowed and repaid $8,172,638 under our previous revolving line of credit agreement.

The Company had cash and cash equivalents of $3,043,654 at December 31, 2007. Cash provided by operating activities for the year ended December 31, 2007 was $4,669,748. Cash generated from operations includes net income of $1,768,593, depreciation and amortization of $1,511,191, minority interest in net income of $692,209, decreases in inventory of $314,799, accounts receivable of $96,668, deposits and other assets of $33,192, and stock-based compensation expense of $100,699 and increases in accounts payable and accrued expenses of $185,677; offset by an increase in prepaid expenses of $12,960. Cash used in investing activities was $843,399 related to the purchase of property and equipment of $271,260 and to cash distributions of $721,719 to members of limited liability companies; offset by net proceeds of $4,580 from the disposition of property and equipment and contributions from new members to limited liability companies of $145,000. Cash used for financing activities was $2,101,307 from payments on lease and debt obligations of $1,062,873 and $238,185, respectively, payment of loan fees of $10,000, and payment of dividends on common stock of $1,094,249; offset by proceeds from equipment refinancing of $300,000 and proceeds of $4,000 from the exercise of common stock options. In addition, during the year ended December 31, 2007 we borrowed and repaid $16,676,000 under our revolving line of credit.

We anticipate that our future liquidity requirements will arise from the need to finance our accounts receivable and inventories, and from the need to fund our current debt obligations and capital expenditures. The primary sources of funding for such requirements will be cash generated from operations, borrowings under debt facilities and trade payables, and raising additional capital from the sale of equity or other securities. The Company believes that it can generate sufficient cash flow from these sources to fund its operations for at least the next twelve months.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for forward-looking statements made by or on behalf of our Company. Our Company and its representatives may from time to time make written or verbal forward-looking statements, including statements contained in this report and other Company filings with the Securities and Exchange Commission and in our reports to stockholders. Statements that relate to other than strictly historical facts, such as statements about the Company's plans and strategies and expectations for future financial performance are forward-looking statements within the meaning of the Act. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will” and other similar expressions identify forward-looking statements. The forward-looking statements are and will be based on management's then current views and assumptions regarding future events and operating performance, and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See “Risk Factors” for a discussion of events and circumstances that could affect our financial performance or cause actual results to differ materially from estimates contained in or underlying our forward-looking statements.

Item 8.            Financial Statements

The report of the Independent Registered Public Accounting Firm, Financial Statements and Schedules are set forth beginning on page F-1 of this Annual Report on Form 10-K following this page.

EMERGENT GROUP INC. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

EMERGENT GROUP INC. AND SUBSIDIARIES
CONTENTS
December 31, 2008 and 2007

Page
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheets	F-2

Consolidated Statements of Income	F-3

Consolidated Statements of Shareholders’ Equity	F-4

Consolidated Statements of Cash Flows	F-5

Notes to Consolidated Financial Statements	F-6 – F-21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Emergent Group Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Emergent Group Inc. and Subsidiaries (the “Company”) as of December 31, 2008 and 2007 and the related consolidated statements of income, shareholders’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards established by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emergent Group Inc. and Subsidiaries as of December 31, 2008 and 2007, and the results of their operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

ROSE, SNYDER & JACOBS
A Corporation of Certified Public Accountants

Encino, California
March 20, 2009

Emergent Group Inc. and Subsidiaries
Consolidated Balance Sheets

	December 31,
	2008	2007
ASSETS

Current assets
Cash	$4,586,107	$3,043,654
Accounts receivable, net of allowance for doubtful
accounts of $58,984 and $17,460	3,759,834	2,313,084
Inventory, net	837,143	504,792
Prepaid expenses	231,763	164,857
Deferred income taxes	986,000	915,488

Total current assets	10,400,847	6,941,875

Property and equipment, net of accumulated depreciation and
amortization of $7,247,482 and $5,954,233	6,070,228	4,142,230
Goodwill	1,120,058	1,120,058
Deferred income taxes	1,261,000	-
Other intangible assets, net of accumulated amortization of
$226,997 and $172,355	403,152	93,930
Deposits and other assets	84,934	104,758

Total assets	$19,340,219	$12,402,851

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Current portion of capital lease obligations	$1,909,057	$1,143,198
Current portion of notes payable	-	100,888
Dividends payable	1,989,750	1,686,095
Accounts payable	1,538,797	709,027
Accrued expenses and other liabilities	1,997,312	1,559,046

Total current liabilities	7,434,916	5,198,254

Capital lease obligations, net of current portion	3,344,820	2,341,710

Total liabilities	10,779,736	7,539,964

Minority interest	696,430	592,807

Commitments and contingencies, note 9	-	-

Shareholders' equity
Preferred stock, $0.001 par value, non-voting 10,000,000
shares authorized, no shares issued and outstanding	-	-
Common stock, $0.04 par value, 100,000,000 shares authorized
6,631,576 and 5,619,392 shares issued and outstanding	265,260	224,772
Additional paid-in capital	16,235,368	14,836,263
Accumulated deficit	(8,636,575)	(10,790,955)

Total shareholders' equity	7,864,053	4,270,080

Total liabilities and shareholders' equity	$19,340,219	$12,402,851

The accompanying notes are an integral part of these financial statements.

Emergent Group Inc. and Subsidiaries
Consolidated Statements of Income

	Year Ended December 31,
	2008	2007

Revenue	$22,785,922	$17,661,541
Cost of goods sold	13,354,071	10,473,805

Gross profit	9,431,851	7,187,736

Selling, general, and administrative expenses	5,241,682	4,390,996

Income from operations	4,190,169	2,796,740

Other income (expense)
Interest expense, net	(295,935)	(212,422)
Gain on disposal of property and equipment	28,937	8,214
Other income, net	76,082	52,104

Total other income (expense)	(190,916)	(152,104)

Income before provision for income taxes,
deferred tax benefit, and minority interest	3,999,253	2,644,636
Provision for income taxes	(225,641)	(193,922)
Deferred tax benefits	1,331,512	10,088

Net income before minority interest	5,105,124	2,460,802

Minority interests in income of consolidated
limited liability companies	(960,994)	(692,209)

Net income	$4,144,130	$1,768,593

Basic earnings per share	$0.69	$0.32

Diluted earnings per share	$0.65	$0.31

Basic weighted average shares outstanding	6,003,420	5,533,348

Diluted weighted-average shares outstanding	6,385,629	5,798,015

The accompanying notes are an integral part of these financial statements.

Emergent Group Inc. and Subsidiaries
Consolidated Statements of Shareholders' Equity

			Additional
	Common Stock		Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance, January 1, 2007	5,428,604	$217,143	$14,739,193	$(10,873,453)	$4,082,883

Common stock issued as restricted stock awards	115,500	4,620	(4,620)		-

Exercise of common stock options	75,288	3,009	991		4,000

Amortization of stock-based compensation			100,699		100,699

Dividend declared to common shareholders				(1,686,095)	(1,686,095)

Net income				1,768,593	1,768,593

Balance, December 31, 2007	5,619,392	224,772	14,836,263	(10,790,955)	4,270,080

Common stock issued as restricted stock awards,
net of 3,000 shares cancelled	132,409	5,296	(5,296)		-

Exercise of common stock options	17,894	716	(636)		80

Exercise of common stock warrants	196,652	7,867	53,898		61,765

Amortization of stock-based compensation			157,540		157,540

Warrant expense related to private placement			93,938		93,938

Common stock issued related to private placement	665,229	26,609	1,099,661		1,126,270

Dividend declared to common shareholders				(1,989,750)	(1,989,750)

Net income				4,144,130	4,144,130

Balance, December 31, 2008	6,631,576	$265,260	$16,235,368	$(8,636,575)	$7,864,053

The accompanying notes are an integral part of these financial statements.

Emergent Group Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2008	2007

Cash flows from operating activities
Net income	$4,144,130	$1,768,593
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	1,685,618	1,482,732
Amortization of finance fees	4,167	28,459
Gain on disposal of property and equipment	(28,937)	(8,214)
Provision for doubtful accounts	41,524	(2,018)
Minority interest in income	960,994	692,209
Stock-based compensation expense	251,478	100,699
Deferred income taxes	(1,331,512)	(10,088)
(Increase) decrease in assets and liabilities, net of assets acquired
Accounts receivable	(741,608)	96,668
Inventory	135,369	314,799
Prepaid expenses	(66,906)	(12,960)
Deposits and other assets	(18,695)	33,192
Increase (decrease) in
Accounts payable	473,607	(41,010)
Accrued expenses and other liabilities	513,764	226,687

Net cash provided by operating activities	6,022,993	4,669,748

Cash flows from investing activities
Purchase of property and equipment	(337,861)	(271,260)
Purchase of assets from PhotoMedex	(1,399,735)	-
Cash paid to members of limited liability companies	(950,828)	(721,719)
Contributions from new members to limited liability companies	108,750	145,000
Proceeds from the sale of property and equipment	29,978	4,580

Net cash used in investing activities	(2,549,696)	(843,399)

Cash flows from financing activities
Payments on capital lease obligations	(1,406,975)	(1,062,873)
Payments on dividends declared	(1,686,095)	(1,094,249)
Borrowings under line of credit	8,172,638	16,676,000
Repayments on line of credit	(8,172,638)	(16,676,000)
Payments on notes payable	(100,889)	(238,185)
Proceeds from private placement of common stocks	1,126,270	-
Proceeds from equipment refinancing	75,000	300,000
Proceeds from exercise of options to purchase common stock	80	4,000
Proceeds from exercise of warrants to purchase common stock	61,765	-
Payment of loan fees	-	(10,000)

Net cash used in financing activities	(1,930,844)	(2,101,307)

Net increase in cash	1,542,453	1,725,042

Cash, beginning of period	3,043,654	1,318,612

Cash, end of period	$4,586,107	$3,043,654

Supplemental disclosures of cash flow information:
Interest paid	$323,834	$256,779

Income taxes paid	$373,310	$95,567

Supplemental schedule of noncash investing and financing activities:

During the year ended December 31, 2008 and 2007, the Company incurred capital lease obligations of $3,175,944 and $1,806,508, respectively, for medical equipment. The lease obligation of $3,175,944 incurred during the year ended December 31, 2008 includes $1,750,000 of equipment financing incurred in connection with the acquisition of the assets of the Services Division from PhotoMedex, Inc. as further discussed herein. In addition, equipment purchases of $356,160 are included in accounts payable in the accompanying balance sheet as of December 31, 2008 for which the Company is arranging lease financing.

The accompanying notes are an integral part of these financial statements.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

NOTE 1 - ORGANIZATION AND BUSINESS

General
Emergent Group Inc. (“Emergent”) is the parent company of PRI Medical Technologies, Inc. (“PRI Medical”), its wholly owned and only operating subsidiary. Emergent and PRI Medical are hereinafter referred to as the “Company.” PRI Medical provides mobile laser/surgical services on a per procedure basis to hospitals, out-patient surgery centers, and physicians' offices. Medical lasers and other equipment are provided to customers along with technical support personnel to ensure that such equipment is operating correctly. PRI Medical currently offers its services in 16 states located in the Western and Eastern United States.

On November 4, 2008 the Company received notice from the NYSE Alternext US LLC (the “Exchange”) that it had been approved for the listing of its Common Stock on the Exchange. Effective November 10, 2008 the Company’s Common Stock began trading on the Exchange under the symbol “LZR.”

Acquisition
As further discussed herein, on August 8, 2008 the Company acquired the assets of the Surgical Services Division (the “Services Division”) of PhotoMedex, Inc. The operating results for the year ended December 31, 2008 include the results of operations for the Services Division from August 9, 2008 to December 31, 2008. In addition, unaudited pro forma information is presented in Note 14 below for 2008 and 2007 assuming that the acquisition of assets had occurred on the dates stated therein.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation
The consolidated financial statements include the accounts of Emergent and its wholly owned subsidiaries. In addition, in accordance with the Financial Accounting Standards Board Interpretation No. 46R, “Consolidation of Variable Interest Entities” the Company has accounted for its equity investments in eleven limited liability companies under the full consolidation method. All significant inter-company transactions and balances have been eliminated through consolidation.

Revenue Recognition
Revenue is recognized when the services are performed and billable. We are required to make judgments based on historical experience and future expectations, as to the realizability of goods and services billed to our customers. These judgments are required to assess the propriety of the recognition of revenue based on Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition,” and related guidance. We make such assessments based on the following factors: (a) customer-specific information and (b) historical experience for issues not yet identified.

Cash
Cash consists of cash on hand and in banks. The Company maintains cash at several financial institutions. At times, such cash balances may be in excess of the Federal Deposit Insurance Corporation insurance limit of $250,000. As of December 31, 2008, the uninsured portion of balances at such banks amounted to $2,069,661. The Company has not experienced losses in such accounts and believes it is not exposed to any significant risk on cash.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

Accounts Receivable and Concentration of Business and Credit Risks
We market our services primarily to hospitals, out-patient centers and physicians throughout 16 states located in the Western and Eastern United States. Our equipment rental and technician services are subject to competition from other similar businesses.

Our accounts receivable represent financial instruments with potential credit risk. We offer credit terms and credit limits to most of our customers based on the creditworthiness of such customers. However, we retain the right to place such customers on credit hold should their account become delinquent. We maintain an allowance for doubtful accounts for estimated losses should customers fail to make required payments. In addition, we monitor the age of customer account balances, historical bad debt experience, customer creditworthiness, customer specific information, and changes in payment patterns when making estimates of the collectibility of trade receivables. Accounts receivable are written off when all collection attempts have failed. Our allowance for doubtful accounts will be increased if circumstances warrant. Based on the information available, management believes that our net accounts receivable are collectible.

Inventory
Inventory is stated at the lower of cost or market. Cost is determined by the first-in, first-out method.

Property and Equipment
Property and equipment are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of generally five years. Betterments, renewals, and extraordinary repairs that extend the life of the assets are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation and amortization applicable to retired assets are removed from the Company's accounts, and the gain or loss on dispositions, if any, is recognized in the consolidated statements of income.

Impairment of Long-Lived Assets and Intangibles
The Company reviews its long-lived assets for impairment in accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) 144 annually whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets. If the assets are not considered recoverable, the Company will recognize an impairment charge that is measured by the amount by which the carrying amount exceeds the fair value of the assets. In addition to goodwill, other intangible assets include covenant not-to-compete and customer lists of $403,152 and $93,930, net of accumulated amortization, as of December 31, 2008 and 2007, respectively. Covenants not-to-compete and customer lists are generally amortized over their estimated useful lives of five to ten years. The Company, in accordance with SFAS 142, reviews goodwill for impairment at least annually or whenever events or circumstances are more likely than not to reduce the fair value of goodwill below its carrying amount.

Fair Value of Financial Instruments
For certain of the Company’s financial instruments, including cash, accounts receivable, prepaid expenses, accounts payable, and accrued expenses, the carrying amounts approximate fair value due to their short maturities.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

Stock-Based Compensation

Compensation costs related to stock options are determined in accordance with SFAS No. 123R, “Share-Based Payments”, using the modified prospective method. Under this method, compensation cost recognized during the years ended December 31, 2008 and 2007 includes compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, and all grants subsequent to that date, based on the grant date fair value, which is amortized over the remaining vesting period for such options. During August 2008 we issued 35,000 stock options to various employees. Such options vest in equal installments over five years and unvested options are subject to forfeiture should the respective employee leave the company. Compensation costs related to stock options for the years ended December 31, 2008 and 2007 were $12,459 and $10,864, respectively.

The 2002 Employee Benefit and Consulting Services Compensation Plan (the “2002 Plan”) was adopted in 2002 for the purpose of providing incentives to key employees, officers, and consultants of the Company who provide significant services to the Company. As of December 31, 2008, there are 650,000 common shares authorized for grant under the 2002 Plan. Options will not be granted for a term of more than ten years from the date of grant. Generally, options will vest evenly over a period of five years, and the 2002 Plan expires in March 2012. Incentive stock options granted under the 2002 Plan are non-statutory stock options. As of December 31, 2008, the number of shares reserved for future awards was 182,457.

Advertising Expense
The Company expenses advertising in the periods the services are performed. For the years ended December 31, 2008 and 2007, advertising expense was $48,400 and $33,374, respectively.

Income Taxes
The Company accounts for income taxes under the liability method, which requires the recognition of deferred income tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized. The provision for income taxes, if any, represents the tax payable for the period and the change during the period in deferred income tax assets and liabilities.

Earnings Per Share
The Company utilizes SFAS No. 128, "Earnings per Share." Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Common equivalent shares are excluded from the computation if their effect is anti-dilutive. As of December 31, 2008 and 2007, common stock equivalents used in determining fully diluted shares outstanding consist only of options to purchase common stock. The components of basic and diluted earnings per share are as follows:

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

	Year Ended December 31,
	2008	2007
Numerator -
Net income attributable to common shareholders	$4,144,130	$1,768,593
Denominator -
Weighted-average number of common shares outstanding during the period	6,003,420	5,533,348
Dilutive effect of stock options and warrants	382,209	264,667
Common stock and common stock equivalents used for diluted earnings per share	6,385,629	5,798,015

Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. SFAS No. 161 requires enhanced disclosures about a company's derivative and hedging activities. These enhanced disclosures will discuss (a) how and why a company uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations and (c) how derivative instruments and related hedged items affect a company's financial position, results of operations and cash flows. SFAS No. 161 is effective for fiscal years beginning on or after November 15, 2008, with earlier adoption allowed. We do not anticipate that the adoption of this accounting pronouncement will have a material effect on our consolidated financial statements.

In February 2008, the FASB issued FASB Staff Position No. 157-2, Effective Date of FASB Statement No. 157, which delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008. Therefore, we will delay application of SFAS 157 to our nonfinancial assets and nonfinancial liabilities. We do not anticipate that the delayed adoption of this accounting pronouncement will have a material effect on our consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, and SFAS No. 160, Accounting and Reporting of Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51. These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (or minority) interests in consolidated financial statements. SFAS 141(R) is required to be adopted concurrently with SFAS 160 and is effective for business combination transactions for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

December 15, 2008. Early adoption is prohibited. We do not anticipate that the adoption of this accounting pronouncement will have a material effect on our consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities-Including an Amendment of FASB Statement No. 115, which is effective for us in fiscal years beginning after July 1, 2008. This statement permits an entity to choose to measure many financial instruments and certain other items at fair value at specified election dates. Subsequent unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings. We do not anticipate that the adoption of this accounting pronouncement will have a material effect on our consolidated financial statements.

NOTE 3 – INVENTORY

Inventory consists of the following:

	December 31,
	2008	2007
Fibers, kits and other disposables	$881,472	$559,791
Less: reserve for excess/obsolete inventory	(44,329)	(54,999)
Total	$837,143	$504,792

NOTE 4 - EQUITY INVESTMENT IN LIMITED LIABILITY COMPANIES

In connection with expanding its business, PRI Medical participates with others in the formation of Limited Liability Companies (“LLCs”) in which it will acquire either a minority or majority interest and the remaining interests are held by other investors. These LLCs acquire certain medical equipment for use in their respective business activities which generally focus on surgical procedures. As of December 31, 2008, PRI Medical currently holds interests in eleven LLCs in Colorado and California. During 2008 and 2007, PRI Medical participated in the formation of five new LLCs. Such LLCs acquired medical equipment for rental purposes under equipment financing leases. The third party investors in each respective LLC generally provide the lease financing company with individual proportionate lease guarantees based on their respective ownership percentages in the LLCs. In addition, PRI Medical will provide such financing companies with its corporate guarantee based on its respective ownership interest in each LLC. In certain instances, PRI Medical has provided such financing companies with an overall corporate guarantee in connection with equipment financing transactions. In such instances, the individual investors in each respective LLC will generally indemnify PRI Medical against losses, if any, incurred in connection with its corporate guarantee.

For the years ended December 31, 2008 and 2007, in accordance with the Financial Accounting Standards Board Interpretation No. 46R, “Consolidation of Variable Interest Entities”, the Company accounted for its equity investments in its LLCs under the full consolidation method whereby transactions between the Company and LLCs have been eliminated through consolidation.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	December 31,
	2008	2007
Rental equipment	$12,083,492	$9,056,874
Furniture and fixtures, including computers	368,916	306,823
Capitalized software cost	161,777	114,214
Transportation equipment	618,823	533,850
Leasehold improvements	84,702	84,702
	13,317,710	10,096,463
Less accumulated depreciation and amortization	7,247,482	5,954,233
Total	$6,070,228	$4,142,230

The historical cost value and net book value of property and equipment under lease financing at December 31, 2008 is $7,576,999 and $5,018,181, respectively, and $4,873,738 and $3,402,935, respectively, as of December 31, 2007.

Depreciation and amortization expense for property and equipment was $1,630,970 and $1,424,896 for the years ended December 31, 2008 and 2007, respectively.

NOTE 6 - LINE OF CREDIT

The Company entered into a new credit agreement (the “Agreement”) with a bank in June 2008, which was amended in August 2008. The Agreement, as amended, provides for a line of credit of $1.5 million and is collateralized by substantially all assets of the Company. Advances under the Agreement bear interest at the prime rate, plus one-half of one percent, with interest payable monthly. Subject to the terms of the Agreement, the Company may request and repay advances from time to time through the expiration date. The Agreement includes certain financial covenants that must be met including a covenant that for a period of not less than thirty (30) consecutive days during the loan term, that no loan amount will be outstanding under the Agreement. The Agreement expires on August 3, 2009. As of December 31, 2008 the Company was in compliance with the terms of its revolving credit agreement and no amounts have been drawn under this facility.

In connection with the acquisition of the Services Division, we entered into an equipment lease financing loan with a bank for $1,750,000. The equipment lease is collaterialized by the acquired assets and other unencumbered assets of the Company and provides for monthly payments of principal and interest of $46,378 commencing on September 1, 2008 over 42 months, with interest at 6.4%. The lease financing agreement also requires Emergent to meet certain financial covenants over the loan term. The Company was in compliance with its financial covenants under this financing agreement as of December 31, 2008.

Loan fee amortization expense related to the Company’s previous credit agreements was $-0- and $28,459 for the years ended December 31, 2008 and 2007, respectively.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

NOTE 7 - NOTES PAYABLE

As of December 31, 2007 the Company was obligated under a note payable of $100,888 to certain principals of the seller in connection with the purchase of certain operating assets, non-compete agreements and customer list acquired during 2005. The note provided for quarterly principal payments of $25,222, as adjusted, beginning on February 1, 2006. The note balance was fully repaid during 2008.

NOTE 8 - ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other liabilities consists of the following:

	December 31,
	2008	2007
Accrued payroll and payroll related amounts	$1,378,082	$880,702
Accrued payable – vendors	76,687	112,456
Accrued payable – equipment purchases	-	75,000
Accrued professional fees	71,308	47,708
Sales taxes payable	137,533	99,488
Other	333,702	343,692
Total	$1,997,312	$1,559,046

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Operating and Capital Leases
The Company maintains its principal executive offices in Sun Valley, California, where it leases approximately 13,000 square feet of office/warehouse space for its operations. The facility is leased under a five-year lease agreement, which currently provides for monthly rent of approximately $12,539, including reimbursements for common area expenses, tenant improvement costs, property taxes and insurance. Base rent is subject to an annual increase of 4%. Total rent expense incurred for the years ended December 31, 2008 and 2007 was $128,176 and $117,483, respectively. In addition, the Company leases several other office/warehouse facilities in various states in the Western and Eastern United States with a total of approximately 8,950 square feet. Total rent expense incurred for these facilities was $74,844 and $43,368 for the years ended December 31, 2008 and 2007, respectively.

The Company leases certain of its vehicles under various operating and financing leases. The operating leases are scheduled to expire between February 2009 and August 2013. Thereafter, such leases will continue under a month-to-month lease term until such time the vehicles are either returned to the lessor or purchased. Total rental expenses for vehicles for the years ended December 31, 2008 and 2007 was $146,162 and $88,137, respectively.

The Company is obligated under a master lease agreement with a bank. This agreement is for the financing of equipment purchases. Under the agreement, the Company may finance equipment purchases on an installment basis at a rate of interest determined at each respective borrowing date. Such rates will generally approximate the bank’s prime rate. As of December 31, 2008, we had $2,369,997 outstanding under the lease line of credit payable in monthly installments over a term of 36 to 48 months, which is included in the table below.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

At December 31, 2008 the Company is obligated under certain capital equipment leases with various finance companies, including the equipment lease financing incurred in August 2008 in connection with the acquisition of the assets of the Services Division. The capital leases bear interest at rates between 5.82% and 11.44% per annum. The monthly capital lease payments range between $508 and $46,378 and terminate through August 2013.

Future minimum lease payments under operating and capital leases at December 31, 2008 are as follows:

Year Ending December 31,	Operating Leases	Capital Leases
2009	$207,391	$2,222,667
2010	179,160	1,765,373
2011	158,922	1,330,879
2012	-	449,606
2013	-	81,247
Total minimum lease payments	$545,473	5,849,772
Less amounts representing interest		595,895
Less current portion		1,909,057
Long-term portion		$3,344,820

Litigation

From time to time, we may become involved in litigation arising out of operations in the normal course of business. Except for the matter discussed below, as of December 31, 2008, we are not a party to any pending legal proceedings the outcome of which could reasonably be expected to have a material adverse effect on our operating results or financial position.

Byong Y. Kwon, Plaintiff against Daniel J. Yun, Emergent Group Inc., Emergent Capital Investment Management, LLC, Metedeconk Holdings, LLC, Voyager Advisors, LLC, Millennium Tradition Limited (f/k/a Millennium Heritage, Limited), Emergent Management Company, LLC, Endurance Advisors, Limited, SK Networks Co., Ltd. (f/k/a SK Global Co., Ltd.), Hye Min Kang, John Does 1-2 and Richard Roes 1-2 (collectively the “Defendants”).

The civil lawsuit, which was signed by the clerk on February 2, 2005, is brought in the United States District Court, Southern District of New York, is an action by Plaintiff against the Company, a former director, Daniel Yun, and other parties to recover money damages for alleged fraud, negligent misrepresentations and aiding and abetting fraud. The Amended Complaint alleges that the factual basis involving the action against the Company involves alleged false representations to Plaintiff to induce him to leave his then employment in 2001 and accept the Company’s and another named Defendant’s alleged offer of employment. Plaintiff seeks compensatory damages and punitive damages each in the amount of not less than $2,100,000 together with interest thereon, reasonable attorneys’ fees and other specific relief against Defendants other than the Company. Management has denied the Plaintiff’s allegations against the Company and intends to vigorously defend this lawsuit. Management does not believe that this matter will have a significant impact on the Company’s financial position or results of operations.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007
NOTE 10 - SHAREHOLDERS' EQUITY

Common Stock

During the year ended December 31, 2008, the Company completed the following transactions:

•
In March 2008, the Company’s Board of Directors approved the issuance of 105,000 shares of restricted common stock to our executive officers and directors, subject to vesting in five equal annual installments commencing in March 2009 and the forfeiture of the non-vested portion in the event that recipient is no longer serving as an employee of our Company at the time of vesting, subject to the Board’s right to waive the forfeiture provisions.

•
In connection with the acquisition of the assets of the Services Division, on July 31, 2008, the Company received investment commitments totaling $1,130,890 from 15 investors to purchase the Company’s Common Stock. The commitments consisted of 665,229 Units and at an offering price of $1.70 per Unit. Each Unit consisted of one share of Common Stock and a Warrant to purchase 0.6 share of Common Stock at an exercise price of $1.75 per whole share. The Comapny incurred legal costs of $4,620 in connection with this transaction. The Warrants expire at the close of business on July 31, 2013. Of the 665,229 Units, 533,825 Units (equivalent to $907,503) were purchased by officers and directors of the Company.

•
In December 2008, Warrants to purchase a total of 226,764 shares of Common Stock were exercised with the issuance of 161,358 shares on a cashless basis and warrants to purchase 35,294 shares were issued for cash. The Company received proceeds of $61,765 in connection with the exercise of such Warrants.

•	The Company cancelled 3,000 shares of restricted Common Stock as a result of employee terminations.

•
In August 2008, the Company granted 30,409 restricted award shares to certain employees of the Company, subject to vesting over a five year period commencing August 11, 2009 and the forfeiture of the non-vested portion in the event that recipient is no longer serving as an employee of our Company at the time of vesting, subject to the Board’s right to waive the forfeiture provisions.

•
In December 2008, 35,000 options to purchase common stock were granted to various employees of the Company, subject to vesting in five equal annual installments commencing December 2009 and the forfeiture of the non-vested portion in the event that recipient is no longer serving as an employee of our Company at the time of vesting, subject to the Board’s right to waive the forfeiture provisions.

•	During 2008, an aggregate of 19,492 employee stock options were exercised, primarily utilizing the cashless exercise provision in the plan, in exchange for 17,894 shares of common stock.

•	On December 12, 2008 the Company’s Board of Directors declared a cash dividend of $0.30 per share to our common shareholders of record on December 29, 2008, which was paid on January 12, 2009.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

Stock Option Plans

In April 2002, the Company adopted the 2002 Employee Benefit and Consulting Services Compensation Plan (the “2002 Plan”). The purpose of the 2002 Plan is to provide incentive to key employees, officers, and consultants of the Company who provide significant services to the Company. As of December 31, 2008, there are 650,000 common shares authorized for grant under the 2002 Plan. Options will not be granted for a term of more than ten years from the date of grant. Generally, options will vest evenly over a period of five years, and the 2002 Plan expires in March 2012.

Since shareholder approval was not obtained on or before April 1, 2003, all incentive stock options granted under the 2002 Plan have automatically become non-statutory stock options, and the Board is limited to granting non-statutory stock options under the 2002 Plan.

Non-statutory stock options may be granted at any price determined by the Board even if the exercise price of the options is at a price below the fair market value of the Company’s common stock on the date of grant. The purchase price of an incentive stock option may not be less than the fair market value of the common stock at the time of grant, except in the case of a 10% shareholder who receives an incentive stock option; the purchase price may not be less than 110% of such fair market value. The aggregate fair market value of the stock for which incentive stock options are exercisable by any employee during any calendar year must not exceed $100,000.

During the years ended December 31, 2008 and 2007, the Company issued to employees options to purchase 35,000 and 12,500 shares of common stock under the 2002 Plan. The options granted in 2008 and 2007 have a 10-year term and are exercisable at $2.15 and $3.05 per share, respectively. Generally, one-fifth of each issuance vests over five consecutive years. During the years ended December 2008 and 2007, options to purchase 245 shares expired and options to purchase 5,850 shares were cancelled due to employee terminations.

The Company has established two other stock option plans, neither of which have any material amount of shares authorized and/or outstanding under the Plan. However, outstanding shares under such plans are included in the table below.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

A summary of the Company's outstanding options and activity is as follows:
	Number of Options	Weighted- Average Exercise Price
Outstanding, January 1, 2007	398,912	$1.20
Granted	12,500	$3.05
Exercised	(84,186)	$0.44
Canceled	(5,850)	$0.40
Outstanding, December 31, 2007	321,376	$1.48
Granted	35,000	$2.15
Exercised	(19,492)	$0.40
Canceled	(245)	$27.20
Outstanding, December 31, 2008	336,639	$1.59
Exercisable, December 31, 2008	272,227	$1.57

The weighted-average remaining contractual life of the options outstanding at December 31, 2008 is 5.04 years. The intrinsic value of stock options exercised during 2008 and 2007 was $82,267 and $267,437, respectively. In addition, the intrinsic value of options exercisable at December 31, 2008 was $1,851,144.

The exercise prices for the options outstanding at December 31, 2008 ranged from $0.40 to $162.00, and information relating to these options is as follows:

			Weighted	Weighted
			Average	Average	Average	Average
Weighted-	Weighted		Remaining	Remaining	Exercise	Exercise
Range of	Stock	Stock	Contractual	Contractual	Price of	Price of
Exercise	Options	Options	Life of Options	Life of Options	Options	Options
Prices	Oustanding	Exercisable	Outstanding	Exercisable	Outstanding	Exercisable
$0.40	279,535	257,220	4.35 years	4.21 years	$0.40	$0.40
$2.15 - 8.00	49,500	7,404	9.21 years	7.85 years	$2.61	$4.05
$20.00 - 51.00	7,599	7,599	2.68 years	2.68 years	$38.78	$38.78
$162.00	5	5	0.40 years	0.39 years	$162.00	$162.00
$0.40 - 162.00	336,639	272,228	5.04 years	4.27 years	$1.59	$1.57

As of December 31, 2008, the total unrecognized fair value compensation cost related to unvested stock options was $21,614, which is to be recognized over a remaining weighted average period of approximately 4.3 years.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

	Number Outstanding	Weighted Average Remaining Contractual Life (in years)	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value
Non Vested, January 1, 2007	104,351	5.25	$0.40	$0.28
Granted	12,500		$3.05	$0.89
Forfeited	(5,850)		$0.40	$0.28
Vested	(43,180)		$0.40	$0.29
Non Vested, December 31, 2007	67,821	4.76	$0.89	$0.37
Granted	35,000		$2.15	$0.15
Forfeited	-		$-	$-
Vested	(38,410)		$0.57	$0.37
Non Vested, December 31, 2008	64,411	7.90	$1.76	$0.34

In December 2008, the Company granted 35,000 options to purchase common stock to various employees of the Company. The fair value of such options was $5,352, which was determined using the Black-Scholes option-pricing model with the following assumptions: dividend yields of 10%, expected volatility of 25%, risk-free interest rates of 3.0% and expected life of seven years.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

In addition to options granted under the 2002 Plan, as of December 31, 2008 we have 357,909 restricted award shares issued and outstanding, which vest in equal installments over five years from the date of issuance. Such award shares are issued from time to time to executive officers, directors and employees of the Company. Non-vested award shares are subject to forfeiture in the event that recipient is no longer employed by the Company at the time of vesting, subject to the Board’s right to waive the forfeiture provisions. The Company cancelled 3,000 restricted shares in 2008 due to employee terminations. Compensation expense related to such shares is determined as of the issuance date based on the fair value of the shares issued and is amortized over the related vesting period. Compensation expense related to award shares was $145,080 and $68,169 for the years ended December 31, 2008 and 2007, respectively.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

NOTE 11 - INCOME TAXES

The components of the income tax provision (benefit) for the years ended December 31, 2008 and 2007 are as follows:

	2008	2007
Current	$225,641	$193,922
Deferred	(1,331,512)	(10,088)
Total	$(1,105,871)	$183,834

A reconciliation of the provision for income tax expense with the expected income tax computed by applying the federal statutory income tax rate to income before provision for income taxes was as follows for the years ended December 31, 2008 and 2007:

	2008	2007
Income tax computed at federal statutory tax rate	34.00%	34.00%
State taxes, net of federal benefit	3.52	2.76
Minority interest	(8.17)	(9.06)
Other	1.50	1.83
Decrease in valuation allowance	(58.51)	(23.06)
Total	27.65%	6.47%

The tax effects of temporary differences that give rise to deferred income taxes at December 31, 2008 and 2007 are as follows:

	2008	2007
Property and equipment	$(565,729)	$(237,769)
Capital loss carryover	0	1,321,645
Net operating loss carryforwards	2,588,456	3,160,312
Other	224,273	11,263
Total gross deferred tax assets	2,247,000	4,255,451
Less valuation allowance	0	3,339,963
Net deferred tax assets	$2,247,000	$915,488

As of December 31, 2008 and 2007, we reversed $1,331,512 and $915,488, respectively, of our valuation allowance on deferred tax assets relating to prior year net operating losses. As required by SFAS 109, we did not reverse the valuation allowance until it was more likely than not that the tax asset would be realized.

As of December 31, 2008, the Company had approximately $7.6 million in federal net operating loss carryforwards attributable to losses incurred since the Company’s inception that may be offset against future taxable income through 2020. Because of statutory ownership changes, the amount of operating loss carryforwards which may be utilized in future years is subject to significant limitations.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

The Company has adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement 109, "Accounting for Income Taxes", and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company files income tax returns with the Internal Revenue Service (“IRS”) and various state jurisdictions. For jurisdictions in which tax filings are prepared, the Company is no longer subject to income tax examinations by state tax authorities for years through 2003, and by the IRS for years through 2004. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed. Our review of prior year tax positions using the criteria and provisions presented in FIN 48 did not result in a material impact on the Company’s financial position or results of operations.

NOTE 12 - BENEFIT PLAN

The Company has a profit sharing plan established in accordance with Section 401(k) of the Employee Retirement Income Security Act of 1974, as amended. Substantially all full-time employees with specific periods of service are eligible to participate. Employee contributions to the plan are elective. For the years ended December 31, 2008 and 2007, the Company provided matching contributions to the plan of $13,746 and $13,167, respectively.

NOTE 13 - RELATED PARTY TRANSACTIONS

The Company incurred reimbursable expenses of $35,792 and $41,476 to BJH Management, LLC, which is owned by the Company’s Chairman and Chief Executive Officer, for office rent and related expenses for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a Service Agreement dated as of July 1, 2006 (the “Services Agreement”), the Company entered into an agreement with BJH Management LLC (“BJH”) to secure the services of Bruce J. Haber (“Haber”) as its Chief Executive Officer and as its Chairman of the Board. The Service Agreement provides for a monthly fee of $15,167 and reimbursement of ordinary and necessary business expenses incurred in connection with such services. Pursuant to the Services Agreement, for services provided, the Company paid BJH base fees of $182,000, for each of the years ended December 31, 2008 and 2007, respectively. In addition, BJH earned incentive compensation for the year ended December 31, 2008 and 2007 of $223,095 and $156,500, respectively. The Company reimbursed Mr. Haber for business expenses in the amounts of $58,711 and $59,755 for the years ended December 31, 2008 and 2007, respectively.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

NOTE 14 – ACQUISITION OF THE ASSETS OF THE SERVICES DIVISION OF  PHOTOMEDEX, INC.

On August 2, 2008, the Company entered into an agreement to acquire the assets of the Surgical Services Division (the “Services Division”) of PhotoMedex, Inc. The Services Division provides mobile laser services in 11 Northeast, Middle Atlantic and Southeast states, serving 18 individual local markets expanding PRI’s geographic coverage to a total of 16 states. Revenues of the Services Division were $7,667,000 for the year ended December 31, 2007. The purchase price for the Services Division was approximately $3,149,735, subject to certain post closing adjustments, plus closing costs. The acquisition was closed on August 8, 2008, at which time the purchase price was paid by the Company through borrowings from a bank of $1,750,000 under a fully amortizing capital equipment lease arrangement, which is collateralized by the acquired assets and other unencumbered assets of the Company, the proceeds from the private sale of our restricted Common Stock as discussed elsewhere in this Form 10-K, with the balance paid from existing cash.

The purchase price for the acquired assets of $3,149,735, plus certain acquisition costs, was allocated to accounts receivable of $761,959, inventory of $467,720, equipment and vehicles of $1,594,670 and to customer list for $358,864. Equipment and vehicles are being depreciated over three to five years while the customer list is being amortized over ten years.

In connection with the acquisition of the assets of the Services Division, on July 31, 2008, the Company received investment commitments totaling $1,130,890 from 15 investors to purchase the Company’s Common Stock. The commitments consisted of 665,229 Units and at an offering price of $1.70 per Unit. Each Unit consisted of one share of Common Stock and a Warrant to purchase 0.6 share of Common Stock at an exercise price of $1.75 per whole share. The Warrants expire at the close of business on July 31, 2013. Of the 665,229 Units, 533,825 Units (equivalent to $907,503) were purchased by officers and directors of the Company.

We anticipate that such acquisition will have an impact on future operating results and the comparability of one period to another.

Unaudited Pro Forma Results of Operations for the Three and Nine Months Ended September 30, 2007

The historical operating results for the Company include the operating results for the Services Division from August 9, 2008 to December 31, 2008. Presented below are the comparative summarized pro forma operating results and earnings per share for the Company assuming that the acquisition of assets of the Services Division had been completed on January 1, 2008 and 2007, respectively.

EMERGENT GROUP INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2007

	Pro Forma Results of Operations Year Ended December 31,
	2008	2007
Pro forma revenue	$27,183,969	$25,328,715
Pro forma income from operations	$4,525,962	$3,415,972
Pro forma net income	$4,398,841	$2,249,914
Pro forma basic earnings per share	$0.69	$0.36
Pro forma diluted earnings per share	$0.65	$0.34

The unaudited pro forma condensed results of operations for 2008 and 2007 include pro forma adjustments to adjust depreciation and amortization expense based on asset values and related depreciation and amortization periods ascribed by the Company, interest expense incurred in connection with acquisition financing, certain acquisition related costs, and the estimated impact on state taxes related to the income of the Services Division. In connection with the acquisition transaction, Emergent raised additional capital through the private placement of its Common Stock and the issuance of Warrants to purchase Common Stock in July 2008. The pro forma common and fully diluted shares outstanding assume completion of this transaction on January 1, 2008 and 2007, respectively, and include the effects of this transaction in its basic and fully diluted shares outstanding. The issuance of the Warrants resulted in compensation expense of $93,937, which is also included in the pro forma adjustments for 2007.

The unaudited pro forma results for the periods presented above are not necessarily indicative of what actual results would have resulted had the acquisition transaction described herein occurred at the dates stated above nor do they purport to indicate the results of future operations of Emergent and the Services Division acquired from PhotoMedex, Inc. Furthermore, no effect has been given in the unaudited pro forma condensed statements of income for synergistic benefits that may be realized from the acquisition of the Services Division or costs that may be incurred in integrating operations. The unaudited condensed pro forma combined statements of income as presented herein should be read in conjunction with the accompanying notes, the historical financial statements and notes to the financial statements of Emergent set forth in Emergent’s periodic and current reports filed with the Securities and Exchange Commission and the carve-out audited and unaudited financial statements and notes of the Services Division as previously filed in Form 8-K.

Item 9.            Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 9.A.(T)  Controls and Procedures.

Under the supervision and with the participation of our management, including the Chief Executive Officer and Chief Financial Officer, we have evaluated the effectiveness of our disclosure controls and procedures as required by Exchange Act Rule 13a-15(b) as of the end of the period covered by this report. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer have concluded that these disclosure controls and procedures are effective.

Report of Management on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting for the Company. Internal control over financial reporting is a process to provide reasonable assurance regarding the reliability of our financial reporting for external purposes in accordance with accounting principles generally accepted in the United States of America. Internal control over financial reporting includes maintaining records that in reasonable detail accurately and fairly reflect our transactions; providing reasonable assurance that transactions are recorded as necessary for preparation of our financial statements; providing reasonable assurance that receipts and expenditures of company assets are made in accordance with management authorization; and providing reasonable assurance that unauthorized acquisition, use or disposition of company assets that could have a material effect on our financial statements would be prevented or detected on a timely basis. Because of its inherent limitations, internal control over financial reporting is not intended to provide absolute assurance that a misstatement of our financial statements would be prevented or detected.

Management conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on this evaluation, management concluded that the company’s internal control over financial reporting was effective as of December 31, 2008. There were no significant changes in our internal control over financial reporting during the year ended December 31, 2008 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. Our independent auditors have not audited and are not required to audit this assessment of our internal control over financial reporting for the fiscal year ended December 31, 2008.

Item 9.B.        Other Information.

     Not Applicable.

PART III

Item 10.          Directors, Executive Officers and Corporate Governance.

The names, ages and principal occupations of the Company's present officers and directors are listed below.

Name (1)	Age	First Became Director and/or Officer	Position
Bruce J. Haber	56	2003	Chairman of the Board and Chief Executive Officer
Louis Buther	55	2003	President and Chief Operating Officer
William M. McKay	54	2002	Chief Financial Officer, Treasurer and Secretary
Mark Waldron	41	2000	Director
Howard Waltman	76	2001	Director
K. Deane Reade, Jr.	68	2005	Director
__________________

(1)           Directors are elected at the annual meeting of stockholders and hold office until thefollowing annual meeting.

The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.  There is currently one vacancy on the Company’s Board of Directors.

Bruce J. Haber has served as Chairman of the Board and Chief Executive Officer since January 31, 2003. Mr. Haber is currently President of BJH Management, LLC, a management firm specializing in turnaround consulting and private equity investments, which served as a consultant to the Company between October 2001 and January 2003. From October 2001 until December 2002, Mr. Haber served on the Board of Directors of EB2B Commerce, Inc. a computer software company. From March 2002 to December 2002 Mr. Haber served as Chairman of the Board and as a turnaround consultant to EB2B. Mr. Haber was founder, President and CEO of MedConduit.com, Inc., a healthcare e-commerce B2B from 2000 to 2001. Mr. Haber served as Executive Vice President and a Director of Henry Schein, Inc., an international distributor of healthcare products, as well as President of their Medical Group from 1997 to 1999. From 1981 to 1997, Mr. Haber served as President, CEO and Director of Micro Bio-Medics, Inc., and Caligor Medical Supply Company, a distributor of physician and hospital supplies, which merged with Henry Schein in 1997.  Mr. Haber is currently a director of a number of privately held companies and serves as a Trustee of Mercy College, Dobbs Ferry, New York. Mr. Haber holds a Bachelor of Science degree from the City College of New York and a Master of Business Administration from Baruch College in New York.

Louis Buther has served as President of the Company since January 31, 2003. Mr. Buther has served as an independent consultant since 2000, including providing consulting services to the Company between October 2001 and January 2003. From 1997 through 2000, Mr. Buther was Senior Vice President of the Medical Division of Henry Schein, Inc. From 1983 to 1997, Mr. Buther served as Vice President of Micro Bio-Medics, Inc., and Caligor Medical Supply Company, which merged with Henry Schein in 1997. Mr. Buther holds an Associates Art Science Degree in Chemistry from Bronx Community College and a Bachelor of Science Degree in Pharmacy from Long Island University.

William M. McKay has served as Chief Financial Officer of the Company since August 2002. From August 2000 to August 2002, he served as Chief Financial Officer and as a consultant for EV Global Motors Company, a privately held consumer products company. From December 1998 to July 2000 Mr. McKay served as Chief Financial Officer and Secretary for Internet Dynamics, Inc., a privately held software development company. From February 1998 to November 1998, he served as Chief Financial Officer for Koo Koo Roo, Inc., a publicly held food services company. From May 1995 to February 1998, Mr. McKay served as Chief Financial Officer and Secretary for View Tech, Inc., a publicly held technology company. Mr. McKay also has ten years of public accounting experience with Deloitte & Touche, where he last served as a senior manager in its audit department. Mr. McKay is a member of the American Institute of Certified Public Accountants and holds a Bachelor of Science Degree in business administration with an emphasis in accounting from the University of Southern California - Los Angeles.

    Mark Waldron has served as a director of the Company since August 2000 and he currently serves as a member of the Compensation Committee. Mr. Waldron also served as President and Chief Executive Officer of the Company between August 2000 and January 2003. Since 1998, Mr. Waldron's principal occupation has been as a private investor. Mr. Waldron is the co-founder of Arcticor Structures Inc., a Canadian manufacturing company, and of Woodfield Development Corporation, a real estate development company. Mr. Waldron is a former Vice President of J.P. Morgan in New York and was with the firm from 1993 to 1998. Mr. Waldron received his MBA from Northwestern University's Kellogg School of Management, and prior to attending business school worked in the derivatives capital markets group of Bankers Trust Company (now Deutsche Bank). He received a BA (Honors) from the Ivey School of Business at the University of Western Ontario in 1989.

Howard Waltman has served as a director of the Company and Chairman of the Compensation Committee since 2001 and he currently serves as a member of the Audit Committee. Since 2000, Mr. Waltman has acted as a private investor for a family limited liability corporation. Since 1986, Mr. Waltman serves as a director of Express Scripts, Inc. (“ESI”), and was its Chairman from 1986 to 2000. ESI was formed in 1986 as a subsidiary of Sanus, a company formed in 1983 by Mr. Waltman, who served as its Chairman of the Board from 1983 to 1987. Sanus was acquired by New York Life Insurance Company in 1987. ESI provides mail order pharmacy services and pharmacy claims processing services and was spun out of Sanus and taken public in June 1992. Mr. Waltman also founded Bradford National Corp. in 1968, which was sold to McDonnell Douglas Corporation in 1981. From 1996 to 2000, Mr. Waltman served as a director of Computer Outsourcing Services, Inc. Mr. Waltman is currently a director of a number of privately held companies.

K. Deane Reade, Jr. has been a Director of the Company since September 2005. He currently serves as Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Reade is a founder and, since 1975, has served as President and a director of Bangert, Dawes, Reade, Davis & Thom, Incorporated, a private investment banking firm with offices in New York and San Francisco. Between 1989 and 1996, Mr. Reade served as Managing Director of John Hancock Capital Growth Management, Inc. and was a General Partner of its affiliate Gramercy Hills Partners. Mr. Reade is a graduate of Rutgers University. He’s served as a director of: ABC Estonian Shares, a closed end fund (Isle of Man, UK); Abakus Management Co., an investment management company (Tallinn, Estonia); Myers Industries, Inc. (Lincoln, Illinois). He currently serves as a Trustee of a private trust, a charitable foundation and the advisory board of Trail Blazers Camps, Inc. (New York, N.Y.) a 100 year old social service organization with a year round educational program for disadvantaged children from the Metropolitan New York - New Jersey area.

COMMITTEES

The Company has no standing or nominating committees of the Board of Directors or committees performing similar functions.

Compensation Committee

 Since October 7, 2008, the Compensation Committee consists of Howard Waltman, as Chairman, and K. Deane Reade, Jr. and Mark Waldron as its other members. The Compensation Committee has such powers and functions as may be assigned to it by the Board of Directors from time to time; however, such functions shall, at a minimum, include the following:

•
to review and approve corporate goals and objectives relevant to senior executive compensation, evaluate senior executive performance in light of those goals and objectives, and to set the senior executive compensation levels based on this evaluation;

•	to approve employment contracts of its officers and employees and consulting contracts of other persons;

•	to make recommendations to the Board with respect to incentive compensation plans and equity-based plans, including, without limitation, the Company’s stock options plans; and

•	to administer the Company’s stock option plans and grant stock options or other awards pursuant to such plans.

Since November 10, 2008, our common stock is listed and trades on the NYSE Alternext US LLC. Continuation of our listing requires that we abide by Exchange rules which prohibit the Company’s Chief Executive Officer from being present during voting or deliberations as to his compensation and it requires that the compensation of our Chief Executive Officer and other officers to be determined by the Compensation Committee. The Compensation Committee met in March 2009 and approved the 2008 bonuses to the executive officers and permitting Mr. Buther’s contract to automatically renew for an additional year through June 30, 2010.

Audit Committee

The members of the Company’s audit committee consist of Howard Waltman and K. Deane Reade, Jr. as its Chairman, each of whom is determined by Management to be an independent director (as defined below). K. Deane Reade, Jr. may be deemed a “Financial Expert” (as defined below) within the meaning of Sarbanes Oxley Act of 2002, as amended.

“Independent director” is defined under Section 803A of the AMEX Company Guide as a person other than an executive officer or employee of the company. No director qualifies as independent unless the issuer's board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following is a non-exclusive list of persons who shall not be considered independent:

(a)           a director who is, or during the past three years was, employed by the company, other than prior employment as an interim executive officer (provided the interim employment did not last longer than one year);

(b)           a director who accepted or has an immediate family member who accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i)	compensation for board or board committee service;

(ii)	compensation paid to an immediate family member who is an employee (other than an executive officer) of the company;

(iii)	compensation received for former service as an interim executive officer (provided the interim employment did not last longer than one year; or

(iv)	benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(c)           a director who is an immediate family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

(d)           a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

(e)           a director who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the issuer's executive officers serve on the compensation committee of such other entity; or

(f)            a director who is, or has an immediate family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.

As a smaller reporting company, we are only required to maintain an audit committee of at least two members, comprised solely of independent directors who also meet the requirements of Rule 10A-3 under the Securities Exchange Act of 1934.  In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed issuer that is not an investment company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (A) accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or (B) be an affiliated person of the issuer or any subsidiary thereof.

The term “Financial Expert” is defined as a person who has the following attributes: an understanding of generally accepted accounting principals and financial statements; has the ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

Audit Committee Charter

Effective November 10, 2008, the Board adopted an amended written charter for its Audit Committee.  The Audit Committee is required to meet at least quarterly and at such other times as is necessary to fulfill its responsibilities. A copy of the Audit Committee Charter is filed as Exhibit 10.21 to this Form 10-K.

PURPOSE
The purpose of the Audit Committee (the Committee”) is to assist the Company’s Board in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any government body or the public; the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes.  Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

•	Provide an open avenue of communication among the independent auditors, management, and the Board;

•	oversee management's preparation of the Company's financial statements and management's conduct of the accounting and financial reporting processes;

•	oversee management's maintenance of internal controls and procedures for financial reporting;

•	oversee the Company's compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

•	oversee the independent auditor's qualifications and independence;

•	oversee the performance of the independent auditors, including the annual independent audit of the Company's financial statements;

•	prepare any report required to be prepared by the Committee pursuant to the rules of the SEC to be included in the Company's proxy statement; and

•
discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law or rule or regulation of the American Stock Exchange and the Sarbanes-Oxley Act of 2002.

In carrying out its purposes, there shall be free and open communication between the Committee, independent auditors, and management of the Company.

RESPONSIBILITIES

The following shall be the principal responsibilities and recurring processes of the Committee in carrying out its oversight responsibilities.

Oversight of the financial statements and relations with the independent auditors:

•
Relationship with Independent Auditors — The independent auditors shall report directly and are ultimately accountable to the Committee in its capacity as a committee of the Board. The Committee shall have sole authority and responsibility to appoint, compensate, oversee, evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

•	Annually, the Committee shall review and recommend for stockholder ratification the selection of the Company's independent auditors.

•	The Committee shall pre-approve all audit and permitted non-audit services provided by the independent auditors.

•	The Committee periodically shall meet separately with management and with the Company's independent auditors.

•
Annually, the Committee shall obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard 1, discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence, and take or recommend that the Board take appropriate action regarding the independence of the independent auditors.

•
Periodic Reviews — Prior to the filing of the Company's Quarterly Reports on Form 10-Q, the Committee shall review with management and the independent auditors the interim financial statements and other information to be included in the Form 10-Q, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A"). Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•
Annual Reviews — The Committee shall review with management and the independent auditors the financial statements and other financial information, including the Company's disclosure under MD&A, to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K). Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under auditing standards of The Public Company Accounting Oversight Board (“PCAOB”). Based on the review and discussions described above, the Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10K. The Committee shall prepare the Audit Committee report to be included in the Company's proxy statements when and as required by the Applicable Rules.

•
The Committee shall establish and maintain procedures for (i) receiving, retaining and addressing complaints regarding the Company's accounting, internal controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, in accordance with the Applicable Rules.

•	The Committee will have responsibility for reviewing and approving all proposed related party transactions as required by AMEX listing requirements.

Code of Ethics

Effective March 3, 2003, the Securities & Exchange Commission requires registrants like the Company to either adopt a code of ethics that applies to the Company’s Chief Executive Officer and Chief Financial Officer or explain why the Company has not adopted such a code of ethics. For purposes of item 406 of Regulation S-K, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•
Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities & Exchange Commission and in other public communications made by the Company;

•	Compliance with applicable governmental law, rules and regulations;
•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
•	Accountability for adherence to the code.

On October 7, 2008, the Company adopted a new code of ethics effective November 10, 2008 which is filed as Exhibit 14.1 to this Form 10-K. Changes to the Code of Ethics will be filed under a Form 8-K or quarterly or annual report under the Exchange Act.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”).  Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish us with copies of all Section 16(a) forms they file. During fiscal 2008, none of our officers, directors or 10% or greater stockholders filed any forms late to the best of our knowledge.

Item 11.  Compensation of Directors and Executive Officers.

Summary Compensation Table

The following table sets forth the overall compensation earned over the fiscal years ended December 31, 2008 and 2007 by (1) each person who served as the principal executive officer of the Company during fiscal year 2008; (2) the Company’s two most highly compensated executive officers as of December 31, 2008 with compensation during fiscal year 2008 of $100,000 or more; and (3) those two individuals, if any, who would have otherwise been in included in section (2) above but for the fact that they were not serving as an executive of the Company as of December31, 2008.

						Salary Compensation
Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Restricted Stock Awards (1)(5)(6)(7)	Options Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)(3)(8) (9)(10)	Total ($)
Bruce J. Haber	2008	$182,000	(8)	$223,095	$49,267	-0-	-0-	-0-	$83,412	$537,773
Chief Executive
Officer (4)	2007	$182,000		$156,500	$32,385	-0-	-0-	-0-	$19,200	$390,085

Louis Buther	2008	$161,000		$223,095	$30,792	-0-	-0-	-0-	24,806	$439,693
President	2007	$161,000		$156,500	$20,913	-0-	-0-	-0-	$12,000	$350,413

William M. McKay	2008	$140,000		$139,047	$12,317	$2,184	-0-	-0-	$25,565	$319,113
Chief Financial	2007	$140,000		$105,750	$10,148	$2,184	-0-	-0-	$21,588	$279,670
Officer (9)

________________

(1)
Reflects dollar amount expensed by the company during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R. FAS 123R requires the company to determine the overall value of the stock awards and options as of the date of grant. The stock awards are valued based on the fair market value of such shares on the date of grant and are charged to compensation expense over the related vesting period. The options are valued at the date of grant based upon the Black-Scholes method of valuation, which is expensed over the service period over which the options become vested. As a general rule, for time-in-service-based options, the company will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option. For a description FAS 123R and the assumptions used in determining the value of the options under the Black-Scholes model of valuation, see the notes to the consolidated financial statements included with this Form 10-K.

(2)
Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the named executive officer; and (vii) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

(3)	Includes compensation for service as a director described under Director Compensation, below.

(4)	The services of Bruce J. Haber are provided to the Company pursuant to a Services Agreement with BJH Management LLC, a privately held company owned by Bruce Haber.

(5)
On March 6, 2008, Messrs Haber, Buther and McKay were granted restricted stock award shares of 40,000, 25,000 and 10,000, respectively, which vest in equal installments over five years. The market price per share of $3.05 was used to determine the related compensation expense, which is being amortized over the five year vesting period. The restricted stock awards of 40,000 shares, 25,000 shares and 10,000 were valued at $122,000, $76,250 and $30,500, respectively. On March 19, 2007, Messrs Haber, Buther and McKay were granted restricted stock award shares of 40,000, 25,000 and 10,000, respectively, which vest in equal installments over five years. The market price per share of $3.25 was used to determine the related compensation expense, which is being amortized over the five year vesting period. The restricted stock awards of 40,000, 25,000, and 10,000 shares were valued at $130,000, $81,250, and $32,500, respectively.

(6)
In November 2005, Messrs Haber, Buther and McKay were granted restricted stock award shares of 40,000, 25,000 and 15,000, respectively, which vest in equal installments over five years. Compensation expense at $0.57 per share related to such restricted award shares are being amortized over the five year vesting period. At December 31, 2005, the restricted stock awards of 40,000 shares, 25,000 shares and 15,000 shares were valued at $22,800, $14,250 and  $8,550, respectively, based upon a discounted six-month weighted average due to the limited and sporadic market for the Company’s Common Stock.

(7)
In May 2005, the Company issued restricted shares to Messrs. Haber, Buther and McKay of 89,500, 64,000 and 47,000 in connection with providing limited loan guarantees to the lender in connection with the Company’s new $1 million credit facility as discussed elsewhere in this Form 10-K. The institutional lender released these limited guarantees in June 2006. The guarantors had each entered into an agreement with the Company to return the shares that they received in consideration of their limited guarantee in the event the guarantor on his own volition breaches (other than a breach that is cured within the terms of the limited guarantee agreement) or terminates his own respective limited guarantee, prior to the payment in full of the Company’s obligations to the lender or the voluntary release from the limited guarantees by the lender. Compensation expense at $0.40 per share related to the shares issued for the limited guarantee is amortized over the initial loan term of 24 months and the related expense for 2007 pertaining to each officer is included under restricted stock awards.

(8)
As described in footnotes 5 and 6 above, Messrs. Haber, Buther and McKay received restricted stock awards that vest over a five year period. The amount of dividends declared in 2008 to Messrs. Haber, Buther and McKay on the unvested portion of the restricted stock available was $26,400, $16,500 and $7,200, respectively. The amount of dividends declared in 2007 to Messrs. Haber, Buther and McKay on the unvested portion of the restricted stock available was $19,200, $12,000 and $5,700, respectively. These amounts are included in the above table under all other compensation.

(9)
All other compensation includes company-paid medical and dental benefits for Messrs. Haber and McKay of $15,479 and $-0- and $14,835 and $15,888 for 2008 and 2007, respectively, which benefit is not available to all employees.

(10)
On July 30, 2008, we received $1,130,890 from a private placement of 665,229 Units at an offering price of $1.70 per Unit to 15 investors. Each Unit consisted of one share of Common Stock and a Warrant to purchase .6 share of Common Stock at an exercise price of $1.75 per whole share. The Warrants expire at the close of business on July 31, 2013 and are exercisable at any time from the date of issuance to the expiration date. Of the 665,231 Units, 533,825 Units (equivalent to $907,500) were purchased by our officers and directors. The Company recorded a non-cash compensation expense of $93,937 as determined by the Black Scholes Valuation Model since the Warrants were issued below the Black Scholes valuation price per share. The portion of the compensation expense that relates to the executive officers named in the table above is included in other compensation.

All other compensation in the table above does not include the business use of an apartment and/or automobile which is made available to our officers and other employees who come in from out of town to work at our executive offices in Sun Valley, California.

For a description of the material terms of each named executive officers’ employment agreement, including the terms of any contract, agreement, plan or other arrangement that provides for any payment

AGE
2PA

to a named executive officer in connection with his or her resignation, retirement or other termination, or a change in control of the company see section below entitled “Employment Agreements.”

No outstanding common share purchase option or other equity-based award granted to or held by any named executive officer in 2008 were re-priced or otherwise materially modified, including extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined, nor was there any waiver or modification of any specified performance target, goal or condition to payout.

Executive Officer Outstanding Equity Awards At Fiscal Year-End

The following table provides certain information concerning any common share purchase options, stock awards or equity incentive plan awards held by each of our named executive officers that were outstanding as of December 31, 2008.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Bruce J. Haber (1)(2)(3)	-0-	-0-	-0-	N/A	N/A	88,000	$598,400	NA	NA

Louis Buther (1)(2)(3)	-0-	-0-	-0-	N/A	N/A	55,000	$374,000	NA	NA

William McKay (1)(2)(3)(4)	108,000	10,000	-0-	$0.40	3/31/12	24,000	$163,200	NA	NA
___________
(1)
In November 2005, the Company granted restricted stock awards to its executive officers for services rendered and to be rendered of 40,000 shares to Bruce J. Haber, our CEO and Chairman, 25,000 shares to Louis Buther, our President and 15,000 shares to William M. McKay, our CFO. All of the aforementioned shares shall vest in five equal annual amounts commencing November 2, 2006 and the non-vested portion is subject to forfeiture in the event that the holder is no longer serving as an officer or director of the Company, subject to the Board’s right to waive this forfeiture provision. The market values presented were computed based on the closing price of $6.80 per share for our common stock on December 31, 2008.

(2)
On March 19, 2007, the Company granted restricted stock awards to its executive officers and directors for services rendered and to be rendered of 40,000 shares to Bruce J. Haber, 25,000 shares to Louis Buther and 10,000 shares to William M. McKay. All of the aforementioned shares shall vest in five equal annual amounts commencing March 19, 2008 and the non-vested portion is subject to forfeiture in the event that the holder is no longer serving as an officer or director of the Company, subject to the Board’s right to waive this forfeiture provision.

(3)
On March 6, 2008, the Company granted restricted stock awards to its executive officers and directors for services rendered and to be rendered of 40,000 shares to Bruce J. Haber, 25,000 shares to Louis Buther and 10,000 shares to William M. McKay. All of the aforementioned shares shall vest in five equal annual amounts commencing March 6, 2009 and the non-vested portion is subject to forfeiture in the event that the holder is no longer serving as an officer or director of the Company, subject to the Board’s right to waive this forfeiture provision.

(4)
In March 2005, Mr. McKay was granted 25,000 common stock options at an exercise price of $0.40 per share. Such options will vest in five equal annual installments from the date of issuance commencing March 22, 2006. In 2002 and 2003 Mr. McKay was granted 30,000 and 75,000 common stock options at an exercise price of $0.40 per share, respectively. Two-fifths of such options were immediately vested with the remainder vesting in equal installments over three years from the date of issuance. Stock options, net of 12,000 options exercised, to purchase 108,000 shares are fully vested as of the filing date of this Form 10-K.

The foregoing table does not include warrants sold to officers, directors and other investors as part of a private placement transaction of the Company’s securities, which transaction is described in footnote 10 to the Summary Compensation Table and in “Item 13.” The following table sets forth certain information concerning these Warrants issued to executive officers in the private placement in 2008:

Name	Number of Warrants Purchased (1)	Number of Warrants Exercised (2)	Number of Warrants Unexercised (2)	Exercise Price	Expiration Date	2008 Compensation Expense (4)
Bruce J. Haber and Family Trust	176,470	176,470	-0-	$1.75	07/31/2013	$41,532
Louis Buther	35,294	35,294	-0-	1.75	07/31/2013	$8,306
William McKay	15,000	15,000	-0-	1.75	07/31/2013	$3,530
________________
(1)	All Warrants are (were) immediately exercisable.

(2)	Based upon number of Warrants exercised as of December 31, 2008.

(3)	Includes Warrants to purchase 105,882 shares purchased by a family trust in which Mr. Haber disclaims beneficial ownership.

(4)
The amount reflects the non-cash compensation expense recorded by the Company in 2008 due to the issuance of warrants in a private placement to executive officers and other investors exercisable below the market value per share as determined by the Black Scholes computation mode.

Employment Agreements

Each of the following executive officers is a party to an employment agreement with the Company.

Name	Position		Annual Annual Salary	Bonus

Bruce J. Haber	Chief Executive Officer	$	$ 182,000 (3)	(1)

Louis Buther	President	$	$ 161,000	(1)

William M. McKay	Chief Financial Officer	$	$ 140,000	(2)
___________
(1)
In the event that pre-tax profits (subject to certain adjustments approved by the Compensation Committee) before Management’s bonuses are at least $1,035,000 for a calendar year, then BJH Management LLC, for the benefit of Mr. Haber, and Louis Buther shall each receive the following: a bonus of $50,000, increasing to $75,000, if pre-tax profits are $1,150,000 plus 6% each of pre-tax profits over $1,150,000. Such bonus, if earned, will be paid within 30 days after the end of each fiscal year end of the Company.

(2)Discretionary bonus as determined by the Compensation Committee based upon company and individual performance.

(3)The salary shown for Mr. Haber was paid to BJH in connection with the Services Agreement, as discussed elsewhere in this Form 10-K.

A summary of each executive’s service or employment agreement is as follows:

Services Agreement – BJH Management LLC

Pursuant to a Service Agreement dated as of July 1, 2006 (the “Services Agreement”), the Company entered into an agreement with BJH Management LLC (“BJH”) to secure the services of Bruce J. Haber (“Haber”) as its Chief Executive Officer and as its Chairman of the Board. The Agreement provides that during the term of the Services Agreement, Haber shall be nominated for re-election to the Board. The Services Agreement, as amended, provides for certain rights and benefits to BJH and Haber for a term expiring on June 30, 2010 (which term is renewed annually thereafter unless either the Company or BJH gives the other party 90 days written notice of termination prior to the end of term) and certain obligations of BJH and Haber to the Company, all of which are summarized as follows:\

•	Annual fee of $182,000, which may be increased at the sole discretion of the Board;

•	Bonuses based upon milestones as described in the table and footnotes above;

•	Three weeks paid vacation;

•	Reimbursement of reasonable travel, entertainment and office rent and other expenses incurred in connection with our business;

•
Indemnification for any claim or lawsuit which may be asserted against Haber or BJH when acting in any capacity for the Company or its business, to the fullest extent permitted by law, including participation in director and officer liability insurance;

•	Hospitalization, medical and dental insurance for Haber as is customary for most senior officers of the Company or reimburse BJH for such benefits;

•
During the term of the Services Agreement and for a six-month period thereafter, Haber and BJH shall not (except in the case of a sale or change in control of the Company) directly or indirectly (i) become interested, such as owner, officer, director, stockholder, employee or consultant in a company that competes with the current business of the Company provided that ownership of not more than 20% of a competitor shall be permissible, (ii) participate in the solicitation of any business of any type conducted by the Company from any person or entity which was or is a client, customer or prospective client or customer and/or (iii) recruit for employment at another place of employment or induce or seek to cause such person to terminate his employment with the Company with the exception of Louis Buther, President, and Haber’s Executive Assistant; and

•
BJH and Haber have also agreed to certain confidentiality provisions during the term of the Services Agreement. BJH agreed to grant the Company the right to seek equitable relief in connection with any breach of a covenant not to compete or confidentiality provision.

Termination by the Company with Cause. The Company may terminate the Services Agreement for cause (“Cause”) in the event (i) of Haber’s commission of an act involving fraud, embezzlement, or theft against the property or personnel of Company, (ii) Haber shall be convicted of, or plead nolo contendere to a felony or engages in other criminal conduct that could reasonably be expected to have a material adverse affect on the business, assets, properties, prospects, results of operations or financial condition of Company, or (iii) of the breach by Haber or BJH of the restrictive covenants contained in the Services Agreement regarding confidentiality and non-compete restrictions. In the event the Services Agreement is terminated for Cause, BJH’s Base Fee and any unearned Milestone Bonus and all benefits shall terminate immediately upon such discharge, and Company shall have no further obligations to BJH except for payment and reimbursement for any monies due which right to payment or reimbursement accrued prior to such termination.

Death or Disability.  The Company may terminate the Services Agreement upon the disability or death of Haber by giving written notice to BJH. In the case of Haber’s disability, such termination will become effective immediately upon the giving of such notice unless otherwise specified by the Company. “Disability” shall mean that for a period of more than six consecutive months in any 12-month period Haber is unable to perform the essential functions of his position because of physical, mental or emotional incapacity resulting from injury, sickness or disease. Upon any such termination, the Company shall be relieved of all its obligations under the Services Agreement, except for payment of the BJH Base Fee and Milestone Bonus earned and unpaid through the effective date of termination.

Termination by BJH. BJH may terminate this Agreement at any time by giving thirty (30) days’ prior written notice to the Company.  The Company shall be relieved of all of its obligations under this Agreement, except for payment of the BJH Base Fee and Milestone Bonus earned and unpaid through the effective date of termination and those obligations which relate to director and officer liability insurance and indemnification to the full extent permitted by law.

Employment Agreement – Louis Buther

The Company has an employment agreement dated as of December 30, 2002 with Louis Buther (“Buther”) pursuant to which Buther was hired as the Company’s President and agreed to devote his full business time, effort and attention to the Company. Buther’s Employment Agreement, as amended, provides for certain rights and benefits to Buther, currently for a term expiring on June 30, 2009 (which term is renewed annually thereafter unless either the Company or Buther gives to other party 90 days written notice of termination prior to the end of term, noting that the Compensation Committee in March 2009 voted to allow the term of Mr. Buther’s contract to automatically be renewed for an additional year until June 30, 2010) and it also provides for certain obligations of Buther to the Company, which are summarized as follows:

•	Annual salary of $161,000 which may be increased at the sole discretion of the Board;

•	Bonuses based upon milestones as described in the table and footnotes above;

•	Three weeks paid vacation;

•	Reimbursement of reasonable travel, entertainment and office rent and other expenses incurred in connection with our business;

•
Indemnification for any claim or lawsuit which may be asserted against Buther when acting in any capacity for the Company or its business, to the fullest extent permitted by law, including participation in director and officer liability insurance;

•	Hospitalization, medical and dental insurance for Buther as is customary for most senior officers of the Company or reimburse Buther for such benefits;

•
During the term of the Employment Agreement and for a six-month period thereafter, Buther shall not (except in the case of a sale or change in control of the Company) directly or indirectly (i) become interested, such as owner, officer, director, stockholder, employee or consultant in a company that competes with the current business of the Company provided that ownership of not more than 50% of the outstanding securities of any class of any entity that is traded on a national securities exchange or traded in the over-the-counter market of a competitor shall be permissible, (ii) participate in the solicitation of any business of any type conducted by the Company from any person or entity which was or is a client, customer or prospective client or customer and/or (iii) recruit for employment at another placement of employment or induce or seek to cause such person to terminate his employment with the Company with the exception of Bruce J. Haber, Chief Executive Officer, and Haber’s Secretary and Buther has also agreed to certain confidentiality provisions during the term of the Employment Agreement. Buther agreed to grant the Company the right to seek equitable relief in connection with any breach of a covenant not to compete or confidentiality provision.

Termination by the Company with Cause. The Company may terminate the Employment Agreement for cause (“Cause”) in the event (i) of Buther’s commission of an act involving fraud, embezzlement, or theft against the property or personnel of Company, (ii) Buther shall be convicted of, or plead nolo contendere to a felony or engages in other criminal conduct that could reasonably be expected to have a material adverse affect on the business, assets, properties, prospects, results of operations or financial condition of Company, or (iii) of the breach by Buther of the restrictive covenants contained in the Employment Agreement regarding confidentiality and non-compete restrictions. In the event the Employment Agreement is terminated for Cause, Buther’s Base Fee and any unearned Milestone Bonus and all benefits shall terminate immediately upon such discharge, and Company shall have no further obligations to Buther except for payment and reimbursement for any monies due which right to payment or reimbursement accrued prior to such termination.

Death or Disability.  The Company may terminate the Employment Agreement upon the disability or death of Buther by giving written notice to Buther. In the case of Buther’s disability, such termination will become effective immediately upon the giving of such notice unless otherwise specified by the Company.  “Disability” shall mean that for a period of more than six consecutive months in any 12-month period Buther is unable to perform the essential functions of his position because of physical, mental or emotional incapacity resulting from injury, sickness or disease. Upon any such termination, the Company shall be relieved of all its obligations under the Employment Agreement, except for payment of the Buther Base Fee and Milestone Bonus earned and unpaid through the effective date of termination.

Termination by Buther.  Buther may terminate this Agreement at any time by giving thirty (30) days’ prior written notice to the Company.  The Company shall be relieved of all of its obligations under this Agreement, except for payment of the Buther Base Fee and Milestone Bonus earned and unpaid through the effective date of termination and those obligations which relate to director and officer liability insurance and indemnification to the full extent permitted by law.

Employment Arrangement – William M. McKay

In August 2002, William M. McKay became the Company’s Chief Financial Officer pursuant to an engagement letter. As CFO, he is currently receiving a base salary of $140,000 per annum, and is eligible to receive annual bonuses as described herein, subject to approval by the Compensation Committee, based upon individual and/or Company performance. In addition, Mr. McKay receives Company-paid health insurance benefits as well as an automobile allowance of $300 per month.  Since the commencement of his employment in 2002, Mr. McKay has received ten-year options to purchase an aggregate of 130,000 shares of the Company’s Common Stock at an exercise price of $.40 per share with varying vesting dates. He has also received restricted stock award grants totaling 35,000 shares of common stock as more fully described herein. In the event that the Company terminates Mr. McKay without cause or upon termination subsequent to a change in control, he shall be entitled to receive six months severance pay.

Director Compensation

Directors do not presently receive compensation for serving on the Board or on its committees other than the grant of stock options and/or restricted stock awards. Depending on the number of meetings and the time required for the Company’s operations, the Company may decide to compensate its directors in the future.

Restricted Stock Awards

On March 6, 2008, the Company granted restricted stock awards to its executive officers and directors for services rendered and to be rendered of 40,000 shares to Bruce J. Haber, our CEO and Chairman, 25,000 shares to Louis Buther, our President, 10,000 shares to William M. McKay, our CFO and 10,000 shares to each of our directors Howard Waltman, Mark Waldron and K. Deane Reade, Jr. All of the aforementioned shares were issued at a price of $3.05 per share and shall vest in five equal annual amounts commencing March 6, 2009 and the non-vested portion is subject to forfeiture in the event that the holder is no longer serving as an officer or director of the Company, subject to the Board’s right to waive this forfeiture provision.

On March 19, 2007, the Company granted restricted stock awards to its executive officers and directors for services rendered and to be rendered of 40,000 shares to Bruce J. Haber, our CEO and Chairman, 25,000 shares to Louis Buther, our President, 10,000 shares to William M. McKay, our CFO and 10,000 shares to each of our directors Howard Waltman, Mark Waldron and K. Deane Reade, Jr. All of the aforementioned shares were issued at a price of $3.25 per share and shall vest in five equal annual amounts commencing March 19, 2008 and the non-vested portion is subject to forfeiture in the event that the holder is no longer serving as an officer or director of the Company, subject to the Board’s right to waive this forfeiture provision.

On November 2, 2005, the Company granted restricted stock awards to its executive officers and directors for services rendered and to be rendered of 40,000 shares to Bruce J. Haber, our CEO and Chairman, 25,000 shares to Louis Buther, our President, 15,000 shares to William M. McKay, our CFO, 10,000 shares to each of our directors Howard Waltman and Mark Waldron and 5,000 shares to our director K. Deane Reade, Jr. All of the aforementioned shares were issued at a prices of $0.57 per share and shall vest in five equal annual amounts commencing November 2, 2006 and the non-vested portion is subject to forfeiture in the event that the holder is no longer serving as an officer or director of the Company, subject to the Board’s right to waive this forfeiture provision.

Travel Expenses

All directors shall be reimbursed for their reasonable out of pocket expenses associated with attending the meeting.

Compensation Table

The following table shows the overall compensation earned for the 2008 fiscal year with respect to each non-employee and non-executive director as of December 31, 2008.

	DIRECTOR COMPENSATION
Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)(5)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)(4)(6)	Total ($)
K. Deane Reade, Jr., Director	$-0-	$10,338	$-0-	-0-	-0-	$10,984	$21,322

Howard Waltman, Director	$-0-	$10,908	$-0-	-0-	-0-	$15,253	$26,161

Mark Waldron, Director	$-0-	$10,908	$-0-	-0-	-0-	$13,245	$24,153

______________________

(1)  Reflects dollar amount expensed by the company during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R. FAS 123R requires the company to determine the overall value of the restricted stock awards and options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the restricted stock awards and options become vested. As a general rule, for time-in-service-based options, the company will immediately expense any restricted stock awards and option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the restricted stock awards and options. For a description FAS 123R and the assumptions used in determining the value of the restricted stock awards and options under the Black-Scholes model of valuation, see the notes to the financial statements included with this Form 10-K.

(2) Excludes awards or earnings reported in preceding columns.

(3)
Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the director; (vii) any consulting fees earned, or paid or payable; (viii) any annual costs of payments and promises of payments pursuant to a director legacy program and similar charitable awards program; and (ix) any dividends declared or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

(4)
The three named directors noted in the above table received restricted stock awards in November 2005 and March 2007 and 2008. Such restricted stock awards vest in equal annual installments over a five year period. The amount of dividends paid in 2008 to Messrs. Reade, Waltman and Waldron on the unvested portion of the restricted stock award was $6,000, $6,600, and $6,600, respectively. These amounts are included in the above table under all other compensation.

(5)
On March 6, 2008, the Company granted restricted stock awards for services rendered and to be rendered of 10,000 shares to each of our directors Howard Waltman, Mark Waldron and K. Deane Reade, Jr. All of the aforementioned shares were granted at a price of $3.05 per share and shall vest in five equal annual amounts commencing March 6, 2009 and the non-vested portion is subject to forfeiture in the event that the holder is no longer serving as an officer or director of the Company, subject to the Board’s right to waive this forfeiture provision.

On March 19, 2007, the Company granted restricted stock awards for services rendered and to be rendered of 10,000 shares to each of our directors Howard Waltman, Mark Waldron and K. Deane Reade, Jr. All of the aforementioned shares were granted at a price of $3.25 per share and shall vest in five equal annual amounts commencing March 19, 2008 and the non-vested portion is subject to forfeiture in the event that the holder is no longer serving as an officer or director of the Company, subject to the Board’s right to waive this forfeiture provision.

On November 2, 2005, the Company granted restricted stock awards for services rendered and to be rendered of 10,000 shares to each of our directors Howard Waltman and Mark Waldron and 5,000 shares to our director K. Deane Reade, Jr. All of the aforementioned shares were granted at a price of $0.57 per share and shall vest in five equal annual amounts commencing November 2, 2006 and the non-vested portion is subject to forfeiture in the event that the holder is no longer serving as an officer or director of the Company, subject to the Board’s right to waive this forfeiture provision.

The amounts shown as stock award expense represent the amortization of compensation expense related to such restricted awards shares for the year ended December 31, 2008.

(6)
On July 30, 2008, we received $1,130,890 from a private placement of 665,231 Units at an offering price of $1.70 per Unit to 15 investors. Each Unit consisted of one share of Common Stock and a Warrant to purchase .6 share of Common Stock at an exercise price of $1.75 per whole share. The Warrants expire at the close of business on July 31, 2013 and are exercisable at any time from the date of issuance to the expiration date. Of the 665,229 Units, 533,825 Units (equivalent to $907,500) were purchased by our officers and directors. The

Company recorded a non-cash compensation expense of $93,937 as determined by the Black Scholes Valuation Model since the Warrants were issued below the Black Scholes valuation price per share. The portion of the compensation expense that relates to the directors named in the table above is included in other compensation.

 The following table sets forth certain information concerning Warrants issued to directors in the private placement in 2008:

Name	Number of Warrants Purchased (1)	Number of Warrants Exercised (2)	Number of Warrants Unexercised (2)	Exercise Price	Expiration Date	2008 Compensation Expense (3)
K. Deane Reade, Jr.	21,176	-0-	21,176	$1.75	07/31/2013	$4,984
Howard Waltman and Family LLC	44,118	-0-	44,118	1.75	07/31/2013	$8,653
Mark Waldron	28,235	-0-	28,235	1.75	07/31/2013	$6,645

The foregoing table does not include warrants sold to officers and other investors as part of a private placement transaction of the Company’s securities, which transaction is described in footnote 10 to the Summary Compensation Table and in “Item 13.”

(1)	All Warrants were immediately exercisable.

(2)	Based upon number of Warrants exercised as of December 31, 2008, if any.

(3)
The amount reflects the non-cash compensation expense recorded by the Company in 2008 due to the issuance of the Warrants in a Private Placement to executive officers, directors and other investors, which were exercisable below the market value per share as determined by the Black Scholes value method.

2002 Employee and Consulting Compensation Plan

On April 1, 2002, the Company established an Employee Benefit and Consulting Compensation Plan (the “2002 Plan”) covering 325,000 shares, which was approved by stockholders on August 5, 2003. Since stockholder approval was not obtained by April 1, 2003, all outstanding Incentive Stock Options granted under the 2002 Plan became Non-Statutory Stock Options and no Incentive Stock Options could be thereafter granted under the 2002 Plan. On March 30, 2007, the Compensation Committee of the Board of Directors approved a 325,000 share increase in the number of shares covered by the Plan to 650,000 shares. As of March 16, 2009, there were 330,834 stock options outstanding under the 2002 Plan, 172,457 shares of common stock available for grant and 146,709 shares which have been issued pursuant to the 2002 Plan.

Administration

Our Board of Directors, Compensation Committee or both, in the sole discretion of our Board, administer the 2002 Plan. The Board, subject to the provisions of the 2002 Plan, has the authority to determine and designate officers, employees, directors and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board may, in its sole discretion, accelerate the vesting of awards. The Board of Directors must approve all grants of Options and Stock Awards issued to our officers or directors.

Types of Awards

The 2002 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders. In furtherance of this purpose, the 2002 Plan contains provisions for granting non-statutory stock options (and originally incentive stock options which have now become non-statutory stock options) and Common Stock Awards.

Stock Options. A “stock option” is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order, check or Common Stock of the Company. The Options may also contain at the time of grant, at the discretion of the Board, certain other cashless exercise provisions.

Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the Optionee ceases to be an employee of our company for any reason other than death, any option (originally granted as an incentive stock option) exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the Optionee’s death, any option (originally granted as an incentive stock option) exercisable at the date of death may be exercised by the legal heirs of the Optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs. In the event of disability of the Optionee, any Options (originally granted as an incentive stock option) shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs. The termination and other provisions of a non-statutory stock option shall be fixed by the Board of Directors at the date of grant of each respective option.

Common Stock Award. “Common Stock Awards” are shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Board if he or she continues to be an employee, director or consultant of us. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of us for any reason (including death, disability or retirement) before the end of the restriction period, unless otherwise determined by the Board, the restricted stock award will be terminated.

Eligibility

Our officers, employees, directors and consultants of Emergent Group and our subsidiaries are eligible to be granted stock options, and Common Stock Awards. Eligibility shall be determined by the Board; however, all Options and Stock Awards granted to officers and directors must be approved by the Board.

Termination or Amendment of the 2002 Plan

The Board may at any time amend, discontinue, or terminate all or any part of the 2002 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Awards

During 2008 and 2007, we granted 35,000 and 12,500 common stock options to employees of the Company at an exercise price of $2.15 and $3.05 per share, respectively. As of March 16, 2009, options to purchase a total of 146,709 common shares have been exercised under the Plan. Unless sooner terminated, the 2002 Plan will expire on March 31, 2012 and no awards may be granted after that date.

It is not possible to predict the individuals who will receive future awards under the 2002 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board. The table below contains information as of December 31, 2008 on the known benefits provided to certain persons and group of persons under the 2002 Plan. Such table does not include options that have been exercised.

	Number of Shares subject to Options	Range of exercise price ($) per Share	Value of unexercised options at Dec. 31 2008 (1)

Bruce J. Haber, Chief Executive Officer	-0-	$-0-	$-0-
Louis Buther, President	-0-	$-0-	$-0-
William M. McKay, Chief Financial Officer	108,000	$0.40	$691,200	(1)
Three Executive Officers as a group	108,000	$0.40	$691,200	(1)
Two non-employee Directors and two former Directors as a group	55,000	$0.40	$352,000	(1)
Non-Executive Officer Employees and Consultants	99,629	$0.40	$637,626	(1)

__________
(1)
Value is calculated by multiplying (a) the difference between the market value per share at December 31, 2008 and the option exercise price by (b) the number of shares of Common Stock underlying the number of vested options. The value of unexercised options as of December 31, 2008 was determined based on the closing price for our common stock of $6.80 per share.

Other 2001 Stock Option Plans

The Company has established two other stock option plans, neither of which have any material amount of shares authorized and/or outstanding under the Plan.

PRI Medical Deferred Contribution Plan

PRI Medical has adopted a defined contribution retirement plan, which qualifies under Section 401(k) of the Internal Revenue Code. This Plan covers substantially all employees with over one year of service. PRI Medical currently provides matching contributions of 6% of each participant’s deferral up to a maximum of 15% of eligible contributions. Except for PRI Medical’s 401(k) Plan, the Company has no other annuity, pension, or retirement benefits for its employees. For the years ended December 31, 2008 and 2007, the Company contributed matching contributions to the Plan of $13,746 and $13,167, respectively.

Item 12.  Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

As of March 16, 2009, the Company had outstanding 6,663,755 shares of Common Stock. The only persons of record who presently hold or are known to own (or believed by the Company to own) beneficially more than 5% of the outstanding shares of such class of stock is listed below. The following table also sets forth certain information as to holdings of the Company's Common Stock of all officers and directors individually, and all officers and directors as a group.

Name and Address of Beneficial Owner (1)	Number of Common Shares		Approximate Percentage
Officers and Directors

Mark Waldron 10939 Pendleton Street Sun Valley, CA 91352	546,768	(2)	8.2
Howard Waltman 140 Deerfield Tenafly, NJ 07670	163,824	(3)	2.4
William M. McKay 10939 Pendleton Street Sun Valley, CA 91352	272,302	(4)	4.0
Bruce J. Haber, c/o BJH Management, LLC 145 Huguenot Street, Suite 405 New Rochelle, NY 10801	1,664,772	(5)	25.0
Louis Buther 10939 Pendleton Street Sun Valley, CA 913521	755,542		11.3
K. Deane Reade, Jr. 605 Third Avenue New York, NY 10158	96,471	(6)	1.4
All current and proposed executive officers and directors as a group (six) persons	3,499,679	(7)	50.7
5% Stockholders
Arie Kanofsky 385 West John Street Hicksville, NY 11801	505,000		7.6
________________
(1)	All shares are directly owned, and the sole investment and voting power is held, by the persons named unless otherwise noted.
(2)	Includes options to purchase 93 shares.
(3)
Includes options/warrants owned by him to purchase 97,059 shares. This table excludes 300,597 shares and warrants to purchase 22,059 shares owned by members of his family in the name of THW Group LLC. Mr. Waltman no longer exercises voting and investment control over this company.

(4)	Includes options to purchase 118,000 shares.
(5)
Mr. Bruce J. Haber directly owns 315,067 shares of the Company’s Common Stock. His wife, Michela I. Haber, is the trustee over two family trusts which beneficially own an aggregate of 1,349,605 shares which are included in the table above even though he disclaims beneficial ownership of such 1,349,605 shares. Mr. Haber also holds irrevocable proxies to vote an aggregate of 282,337 shares of Common Stock until such shares are sold to an unaffiliated third party, which shares are not reflected in the table above.

(6)	Includes warrants to purchase 21,777 shares.
(7)	See footnotes (2) through (5) above.

The Company does not know of any arrangement or pledge of its securities by persons now considered in control of the Company that might result in a change of control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans.

The following summary information is as of March 16, 2009 and relates to our 2002 Stock Option Plan pursuant to which we have granted options to purchase our common stock:

	(a)	(b)	(c)
Plan category	Number of shares of common stock to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)
Equity compensation Plans (2)	330,834	$0.90	172,457
____________________

(1)	Based upon 270,834 options exercisable at $0.40 per share, 15,500 at $4.65, 30,000 at $2.15, 12,500 options exercisable at $3.05 per share and 2,000 options exercisable at $8.00 per share.

The following summary information is as of March 16, 2009 and relates to our 2001 Stock Option Plan pursuant to which we have granted options to purchase our common stock:

	(a)	(b)	(c)
Plan category	Number of shares of common stock to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)(2)
Equity compensation Plans	6,875	$40.00	-0-
_________________
(1)                            All options are exercisable at $40.00 per share.

(2) The Board of Directors does not intend to grant additional options under the 2001 Plan.

The following summary information is as of March 16, 2009 and relates to our Stock Option Plans of PRI Medical which were assumed by Emergent and pursuant to which we have granted options to purchase our common stock:

	(a)	(b)	(c)
Plan category	Number of shares of common stock to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)
Equity compensation Plans (2)	729	$28.12	-0-
____________________

(1) Based upon 724 options exercisable at $27.20 per share and 5 options exercisable at $162.00 per share.

(2) The Board of Directors of Emergent does not intend to grant additional options under the old PRI Medical Plans.

Item 13.  Certain Relationships, Related Transactions and Director Independence.

On July 30, 2008, we received $1,130,890 from the sale of 665,229 Units at an offering price of $1.70 per Unit to 15 investors. Each Unit consisted of one share of Common Stock and a Warrant to purchase 0.6 shares of Common Stock at an exercise price of $1.75 per whole share. The Warrants expire at the close of business on July 31, 2013. Exemption is claimed for the sale of these restricted securities pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

Of the 665,229 Units, 533,825 Units (equivalent to $907,500) were purchased by our officers and directors.  In this respect, the following officers and directors purchased Units in the private placement offering:  Mark Waldron (47,059 Units), K. Deane Reade, Jr. (35,294 Units), Bruce J. Haber Grantor Retained Annuity Trust (176,471 Units), Howard & Theodora Waltman TIC (36,765 Units), William M. McKay (25,000 Units), Louis Buther (58,824 Units), and Bruce J. Haber (117,647 Units).

Except as otherwise described above and in Items 1,7, 8, 11 and 12 of this Form 10-K, there have been no reportable transactions with the Company’s officers, directors and/or affiliated persons required to be disclosed pursuant to Item 404 of Regulation S-B.

Director Independence

For a description of the definition of “independent director,” “financial expert,” and management’s identification of independent directors, see Item 10 under “Audit Committee.”

Item 14.  Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended December 31, 2008 and 2007, the aggregate fees billed for professional  services  rendered by Rose, Snyder & Jacobs (“independent auditors”) for the audit of the Company’s annual financial statements and the reviews of its financial statements included in the Company's quarterly reports and filings under the Securities Act of 1933 totaled approximately $108,200 and $87,500, respectively.

Financial Information Systems Design and Implementation Fees

For the fiscal years ended December 31, 2008 and 2007, there were no fees billed for professional services by the Company’s independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

All Other Fees

For the fiscal years ended December 31, 2008 and 2007, there were $25,650 and $21,400 fees paid or billed for preparation of corporate tax returns.

Audit Committee – Pre-Approval

All services provided to the Company by Rose, Snyder & Jacobs as detailed above, were pre-approved by the Board of Directors and all work of said firm was performed solely by their permanent employees.

Item 15. Exhibits and Financial Statement Schedules

(a)	Financial Statements

The following documents are filed under “Item 8. Financial Statements and Supplementary Data,” pages F-1 through F-21, and are included as part of this Form 10-K as the financial statements of the Company for the years ended December 31, 2008 and 2007:

Reports of Independent Registered Public Accounting Firms
Consolidated Balance Sheets
Consolidated Statements of Income
Consolidated Statements of Cash Flows
Consolidated Statement of Shareholders’ Equity
Notes to Consolidated Financial Statements

(b)                      Exhibits

Number	Exhibit Description
2.1	Agreement and Plan of Reorganization and Merger, dated as of January 23, 2001, among MRM Registrant and MRM Acquisition Inc. (1)
2.2	Agreement to transfer equity dated August 10, 2000. (3)
3.1	Articles of Incorporation of Registrant. (5)
3.2	Amendment to Articles of Incorporation. (5)
3.3	2003 Amendment to Articles of Incorporation. (9)
3.4	By-laws of Registrant. (5)
10.1	Consulting Agreement dated October 15, 2001 with BJH Management LLC. (4)
10.2	Stock Issuance Agreement dated December 30, 2002 with BJH Management LLC. (4)
10.3	Employment Agreement dated December 30, 2002 with Bruce J. Haber. (4)
10.4	Employment Agreement dated December 30, 2002 with Louis Buther. (4)
10.5	Engagement Letter – William M. McKay (4)
10.6	Consulting Agreement dated February3, 2003 – Richard Whitman (6)
10.7
Extension and Modification Agreement, dated March 7, 2005, by and among U.S. Bank National 10.8 Association, successor in interest to Santa Monica Bank, PRI Medical Technologies, Inc., Physiologic 10.9 Reps, Medical Resources Financial, Inc. and Emergent Group Inc. (13)

10.8	Asset Purchase Agreement – Advantage Medical Services, LLC and Non-Competitive, Non-disclosure and Non-Solicitation Agreement (10)
10.9	Accounts Receivable Purchase Agreement executed May 25, 2005 by and among Access Capital, EGI and EGI’s wholly-owned subsidiary, PRI Medical Technologies, Inc. (11)
10.10	May 2005 Letter Agreement by and among EGI and the limited guarantors, Bruce J. Haber, Mark Waldron, William M. McKay and Louis Buther (11)
10.11	May 2005 Amendment to Employment Contract of Bruce Haber (11)
10.12	May 2005 Amendment of Employment Contract of Louis Buther (11)
10.13	Services Agreement dated July 1, 2006 with BJH Management LLC (14)
10.14	July 1, 2006 Amendment to Employment Contract of Louis Buther (14)
10.15	Facility Lease – Sun Valley, California (12)
10.16	Amendment to Exhibit 10.13 (12)
10.17	March 2007 Amendment to Exhibit 10.4 (12)
10.18	Credit Agreement with City National Bank effective June 23, 2008 (16)
10.19	Asset Purchase Agreement to purchase the Surgical Division of PhotoMedex, Inc. (17)
10.20	Amendment to City National Bank Line of Credit (18)
10.21	Audit Committee Charter effective November 10, 2008 (15)
11.1	Statement re: computation of per share earnings (see consolidated financial statements and notes thereto).
14.1	Code of Ethics (15)
21.1	Subsidiaries of Registrant listing the state or other jurisdiction of each subsidiary other than subsidiaries which would not constitute a significant subsidiary in Rule 1-02(w) of Regulation S-X. (15)

23.1	Consent of Rose, Snyder & Jacobs in connection with Form S-8 Registration Statement (15)
31(a)	Rule 13a-14(a) Certification – Chief Executive Officer (15)
31(b)	Rule 13a-14(a) Certification – Chief Financial Officer (15)
32(a)	Section 1350 Certification – Chief Executive Officer (15)
32(b)	Section 1350 Certification – Chief Financial Officer (15)
99.1	2002 Stock Option Plan. (4)
99.2	2001 Stock Option Plan. (4)
99.3	March 23, 2004 amendment to 2002 Stock Option Plan, subject to stockholder approval (10)
_________

(1)	Filed as an exhibit to the Registrant's Current Report on Form 8-K, dated January 29, 2001, and incorporated herein by reference.
(1)	Filed as an exhibit to the Registrant’s Form 10-K for its fiscal year ended December 31, 2000.
(2)	Incorporated by reference to the Registrant’s Form 8-K – August 31, 2000 (date of earliest event).
(3)	Incorporated by reference to the Registrant’s Form 10-K for its fiscal year ended December 31, 2001.
(4)	Incorporated by reference to the Registrant’s Form S-4 Registration Statement filed May 8, 2001.
(6)	Incorporated by reference to the Registrant’s Form 10-K for its fiscal year ended December 31, 2002.
(7)	Incorporated by reference to Registrant’s Form 10-KSB for its fiscal year ended December 31, 2003.
(8)	Incorporated by reference to the Registrant’s Form 8-K – June 27, 2003 (date of earliest event).
(9)	Incorporated by reference to the Registrant’s Form 10-QSB for its quarter ended September 30, 2003.
(10)	Incorporated by reference to the Registrant’s Form 10-QSB for its quarter ended September 30, 2005.
(11)	Incorporated by reference to the Registrant’s Form 10-QSB for its quarter ended June 30, 2005.
(12)	Incorporated by reference to the Registrant’s Form 10-KSB for the fiscal year ended December 31, 2006.
(13)	Incorporated by reference to the Registrant’s Form 10-KSB for the fiscal year ended December 31, 2004.
(14)	Incorporated by reference to the Registrant’s Form 8-K, dated July 1, 2006.
(15)	Filed herewith.
(16)	Incorporated by reference to the Registrant’s Form 8-K – date of earliest event reported – June 23, 2008.
(17)	Incorporated by reference to the Registrant’s Form 8-K – date of earliest event reported– August 1, 2008.
(18)	Incorporated by reference to the Registrant’s Form 8-K – date of earliest event reported– August 8, 2008.

SIGNATURES

Pursuant to the requirements Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGENT GROUP INC.

Dated: New Rochelle, New York	By:	/s/ Bruce J. Haber
March 24, 2009		Bruce J. Haber, Chairman of the
Board and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ Bruce J. Haber Bruce J. Haber	Chairman of the Board and Chief Executive Officer	March 24, 2009
/s/ William M. McKay William M. McKay	Chief Financial Officer, Secretary and Treasurer	March 24, 2009
/s/ Mark Waldron Mark Waldron	Director	March 24, 2009
/s/ Howard Waltman Howard Waltman	Director	March 24, 2009
/s/ K. Deane Reade, Jr K. Deane Reade, Jr.	Director	March 24, 2009

Bruce J. Haber, Mark Waldron, Howard Waltman and K. Deane Reade, Jr. represent all the current members of the Board of Directors.

[Left blank intentionally.]

EXHIBIT B

EMERGENT GROUP INC.
2009 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

SECTION 1.                         INTRODUCTION

1.1           Establishment.  Emergent Group Inc., a Nevada corporation (the “Company”), hereby establishes a plan of long-term stock-based compensation incentives for selected Eligible Participants (defined below) of the Company and its affiliated corporations.  This plan was adopted on May 5, 2009 (the “Adoption Date”) by the Board of Directors, subject to stockholder ratification within one year and shall be known as the 2009 Employee Benefit and Consulting Services Compensation Plan (the "Plan"). The effective date of the Plan and duration of the Plan is set forth in section 17 herein.

1.2           Purpose.  The purpose of the Plan is to further the success of the Company and its Subsidiaries by making available Common Stock of the Company for purchase by eligible directors, officers, consultants and key employees of the Company and its Subsidiaries and thus to provide an additional incentive to such personnel to continue to serve the Company and its Subsidiaries and to give them a greater interest as stockholders in the success of the Company.  It is intended that this Plan be considered an "Employee Benefit Plan" within the meaning of Regulation 405 of the Securities Act of 1933, as amended (the "1933 Act").

The Company intends this Plan to enable the Company to issue, pursuant hereto, Incentive Stock Options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").  The Company also intends this Plan to enable it to issue similar options which will not, however, be qualified as Incentive Stock Options (also known as "Non-Statutory Stock Options”) and to issue stock in exchange for services rendered.

The Plan shall become effective as provided in Section 17,  provided, however, Incentive Stock Options may not be exercised and will be void and of no further force and effect if the Plan is not  approved by stockholders within 12 months of the Adoption Date of the Plan.

SECTION 2.                          DEFINITIONS

The following definitions shall be applicable to the terms used in the Plan:

2.1           "Affiliated Corporation" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Code).

2.2           “Board” means the Board of Directors of the Company.

2.3           "Committee" means a committee designated by the Board of Directors to administer the Plan or, if no committee is so designated, the Board of Directors.  The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee. The Committee shall consist of at least two members of the Board of Directors, preferably (but not required) all of whom are Non-Employee Directors.  For the purposes of the Plan, a director or member of the Committee shall qualify as a “Non-Employee Director” only if such person qualifies as a Non-Employee Director within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

2.4           "Common Stock" means the Company's $.04 par value voting common stock.

2.5           "Company" means Emergent Group, Inc., a Nevada corporation.

2.6           “Disability” means permanent total disability as defined in the Code.

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2.7           "Effective Date" means the effective date of the Plan, as set forth in Section 17 hereof.

2.8           "Eligible Participant" or "Participant" means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive stock and exercise stock options hereunder.  Not withstanding the foregoing, no consultant or advisor shall receive options unless such person is eligible to receive same under an employee benefit plan which would be filed under a Form S-8 Registration Statement.

2.9           “Fair Market Value” with respect to Common Stock means fair market value of a share of Common Stock as determined as of the date of grant in accordance with Section 422(c)(7) of the Code and the Regulations applicable thereto.  In this respect, the Fair Market Value of the Common Stock shall be determined as follows:

(i)           If the Common Stock is listed on or quoted on any established stock exchange or a national market system, including without limitation, NYSE Alternext US LLC, the NASDAQ National Market or the NASDAQ SmallCap Market, its fair market value shall be the mean between the high and low sales price for such stock on such exchange or system on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be the mean of the closing “bid” and “ask” prices, if any, for the Common Stock on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations;

(ii)           If the Common Stock is not then listed or quoted on any established stock exchange or national market system, its fair market value shall be the average of the “bid” prices, if any, for the Common Stock on the date of such grant, as reported in National Daily Quotation Service or such other source as the Board deems reliable; or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations; and

(iii)           If the Fair Market Value of the Common Stock cannot be determined under either (i) or (ii) of Section (c) above, the Fair Market Value thereof shall be determined in good faith by the Board.

(iv)           Regardless of (i) or (ii) of Section (c) above, if the last sales price is reported, that value should be used.

2.10           “Grant” means the action of the Board or Committee at the time of grant of an Option or direct issuance of a share of Common Stock.

2.11           "Incentive Stock Option" means any incentive stock option as defined in Section 422(b) of the Code granted to an individual for any reason connected with his employment by the Company at the time of the granting of a given option under the Plan.

2.12           "Modification" means any change in the terms of an option which would constitute a "modification" as defined in Section 424(h)(3) of the Code, including, without limitation, such a modification to an option as effected by a change in the Plan and any other change in the Plan which would increase the number of shares reserved for options under the Plan, materially change the administration of the Plan (except as permitted in paragraphs 4(c) hereof) or that would otherwise materially increase the benefits accruing to, or available for, participants in the Plan; provided, however, that registration of Option shares under the Securities Act of 1933, as amended, shall not be deemed a Modification.

2.13           "Non-Statutory Stock Option" means any option granted under this Plan other than an Incentive Stock Option.

2.14           "Option" means the grant to an Eligible Participant of a right to acquire shares of Restricted Stock of the Company, unless said shares are duly registered, and thus freely tradable, pursuant to a Grant of Option approved by the Committee and executed and delivered by the Company.   "Options" means any Incentive Stock Option or Non-Statutory Stock Option, unless otherwise indicated or required by context.

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2.15           "Registered Stock" means shares of Common Stock, $.04 par value, of the Company underlying an Option which, if specified in the written Option are, upon issuance, freely tradable by virtue of having been registered with the Securities and Exchange Commission on a Form S-8 Registration Statement, or another appropriate registration statement, and which shares have been issued subject to the "blue sky" provisions of any appropriate state jurisdiction.  Special resale restrictions may, however, apply to officers, directors, control shareholders and affiliates of the Company and such individuals or entities will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

2.16           “Subsidiary” means any corporation which is a “subsidiary corporation” as defined in Section 424(f) of the Code, and the regulations thereto.

2.17           "10% Stockholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Company or of any parent or subsidiary of the Company after giving effect to the attribution of stock ownership provisions of Section 424(d) of the Code.

2.18           "Stock" or "Restricted Stock" means shares of Common Stock, $.04 par value, of the Company issuable directly under the Plan or underlying the grant of the Option, which are, upon issuance, subject to the restrictions set forth in Section 11 herein.

References in these definitions to provisions of the Code shall, when appropriate to effectuate the purposed of this Plan, be deemed to be references to such provisions of the Code and regulations promulgated thereunder as the same may be from time to time amended or to successor provisions to such provisions.  Terms defined elsewhere in this Plan shall have the meanings set forth in such respective definitions.  The term "Subsidiary" or "Subsidiaries" shall be deemed to include any parent corporation (if any) as defined in Section 424(e) of the Code.  Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3.                          ADMINISTRATION OF THE PLAN

The Plan is a plan of long-term stock-based compensation incentives for selected Eligible Participants of the Company.  In the absence of contrary action by the Board, and except for action taken by the Committee pursuant to Section 4 in connection with the determination of Eligible Participants, any action taken by the Committee or by the Board with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding.  This Plan may be administered by the Committee, the Board or both, in the sole discretion of the Board.

SECTION 4.                          ELIGIBILITY AND AWARDS

The Committee shall determine at any time and from time to time after the Effective Date of the Plan:  (i) the Eligible Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to the Option which an Eligible Participant may exercise; (iii) the price per share at which each Option may be exercised, including the form of consideration to be paid, or the value per share if a direct issue of stock; and (iv) the terms on which each Option may be granted.  Such determination, may from time to time be amended or altered at the sole discretion of the Committee.  Options granted to officers and/or directors of the Company shall be granted by the Board, or by the Committee, if the Committee is composed of all members who are Non-Employee Directors.

SECTION 5.                         GRANT OF OPTION

Subject to the terms and provisions of this Plan, the terms and conditions under which the Option may be granted to an Eligible Participant shall be established by the Committee and the Grant of an Option hereunder shall be in the form attached hereto as Appendix A and made a part hereof and containing such changes thereto and such other provisions as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing provisions of this Section 5, each Grant of Option shall incorporate the provisions of this Plan by reference.

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Options may be granted after the Effective Date by the Committee and instruments evidencing such grant(s) may similarly be so issued, but in each case where Incentive Stock Options are granted, such Incentive Stock Options and such instruments shall be subject to the approval and ratification of the Plan by the stockholders of the Company within one year of the Effective Date of the Plan, and notwithstanding anything in the Plan that may be deemed to be to the contrary, no Incentive Stock Option may be exercised unless and until such approval and ratification is obtained.  In the event such approval and ratification shall not be obtained, all Incentive Stock Options that may have been granted pursuant to the Plan shall be converted into Non-Statutory Stock Options, but shall be subject to the same termination provisions applicable to the originally granted Incentive Stock Options.  The shares of Common Stock underlying an Incentive Stock Option may be sold in a disqualifying disposition under Section 421(b) of the Code.  No Option shall be granted for a term of more than 10 years from the date of Grant.  In the case of Incentive Stock Options granted to a 10% stockholder, the term of the Incentive Stock Option shall not exceed five years from the date of Grant.

The Committee shall determine the exercise price of each Option granted under the Plan.  Non-Statutory Stock Options may be granted at any price determined by the Board even if the exercise price of the Non-Statutory Stock Options is at a price below the Fair Market Value of the Company’s Common Stock on the date of Grant.  In the case of Incentive Stock Options, the following rules shall also apply:

(A) The purchase price of an Incentive Stock Option may not be less than the Fair Market Value of the Common Stock at the time of Grant, except that in the case of a 10% Stockholder who receives an Incentive Stock Option, the purchase price may not be less than 110% of such Fair Market Value.

(B)           The aggregate fair market value (determined at the time the Option is granted) of the optioned stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the Company and its subsidiaries) shall not exceed $100,000.

SECTION 6.                          TOTAL NUMBER OF SHARES OF COMMON STOCK

The total number of shares of Common Stock reserved for issuance by the Company either directly or underlying Options granted under this Plan from inception to date is 300,000. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of the Plan.  Stockholder approval of such increase or other Modification of the Plan within one year of Effective Date shall be required in the event Incentive Stock Options are granted or to be granted under the Plan.  Common Stock issued under the Plan may be authorized and unissued or reacquired Common Stock of the Company.

SECTION 7.                          PURCHASE OF SHARES OF COMMON STOCK

7.1           As soon as practicable after the determination by the Committee of the Eligible Participants and the number of shares an Eligible Participant may be issued directly or granted pursuant to an Option, the Committee shall give written notice thereof to each Eligible Participant, which notice in the case of Option Grants shall be accompanied by the Grant of Option to be executed by such Eligible Participant.  Upon vesting of Option, an Eligible Participant may exercise his right to an Option to purchase Common Stock by providing written notice as specified in the Grant of Option.

7.2           The exercise price for each Option to purchase shares of Common Stock pursuant to paragraph 7.1 shall be as determined by the Committee based upon the provisions contained in Section 5 herein, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another.

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SECTION 8.                          PAYMENT UPON EXERCISE OF OPTION OR DIRECT ISSUANCE

The Committee shall determine the terms of the Grant of Option and the exercise price or direct issue price for payment or services by each Participant for his shares of Common Stock granted thereunder.  Such terms shall be set forth or referred to in the Grant of Option or resolution authorizing the share issuance.  The terms and/or prices so set by the Committee may vary from one Participant to another.  Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a Fair Market Value equal in amount to the exercise price of such Options, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee, unless such condition is waived by the Committee at anytime between the date of grant and the date of exercise.  The Fair Market Value of any shares of Common Stock which may be delivered to the Company for payment of the exercise price upon exercise of an Option shall be determined by the Committee in the manner set forth in the Grant of Option.  Reference is made to Section 14 which provides that the Committee may, in its discretion, have the Company make loans to option holders to pay the exercise price and/or in the case of Non-Statutory Stock Options, adopt additional cashless exercise provisions in form satisfactory to it, which provisions would be established at the time of Grant of each Non-Statutory Stock Option and incorporated into the Grant of Option.

SECTION 9.                          DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE

The Company shall deliver to or on behalf of each Participant such number of shares of Common Stock as such Participant elects to purchase upon direct issuance or upon exercise of the Option.  Such shares shall be fully paid and nonassessable upon the issuance thereof and  shall be represented by a certificate or certificates registered in the name of the Participant and, if Restricted Stock, stamped with an appropriate legend referring to the restrictions thereon, as described in Section 11 herein.

SECTION 10.                       RIGHTS OF EMPLOYEES; NON-TRANSFERABILITY; EXERCISE OF OPTIONS; TERMINATION OF EMPLOYMENT; WITHHOLDING
                                              OBLIGATIONS

10.1           Employment.  Nothing contained in the Plan or in any Stock Option, Restricted Stock award or other Common Stock award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Option or other Common Stock award.  Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

10.2           Non-transferability.  No right or interest of any Participant in a Stock Option award shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy.  In the event of a Participant's death, a Participant's rights and interest in Stock Option awards shall be transferable by testamentary will or the laws of descent and distribution.  Notwithstanding anything contained herein to the contrary, the Company shall permit the assignment or transfer of an Option to Optionee’s children, grandchildren, spouse or trusts established solely for their benefits (the “Family Members”), but only if the assignment or transfer is without consideration and the Option remains subject to the provisions of the Plan.

10.3           Exercise of Options.  An Option granted under the Plan, to the extent vested, shall be exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the Option is granted.  An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option.  The purchase price of the shares shall be paid upon the exercise of the Option in accordance with the provisions of the Grant of Option, and the Company shall not be required to deliver certificates for such shares until such payment has been made.  Except as provided in Section 10.4, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant (As used in this Plan, the terms "employ" and "employment" shall be deemed to refer to employment as an employee in any such capacity, and "termination of employment" shall be deemed to mean termination of employment as an employee in all of such capacities and continuation of employment as an employee in none of such capacities.)

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10.4           Termination of Employment.  Except in the case of Optionee's death or disability as provided below, in the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan, notwithstanding the reason for termination (such as termination for cause, without cause or voluntary on the part of the optionee,), any Incentive Stock Option held by him or a Family Member under the Plan, to the extent not theretofore exercised by the Optionee or Family Member, shall on the 30th day after termination of employment be null and void.  Incentive Stock Options granted under the Plan shall not be affected by any change of employment so long as the holder continues in the employ of the Company or any subsidiaries.  Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiaries or affiliates or interfere in any way with the right of the Company or any subsidiaries or affiliates to terminate his employment or occupancy of any corporate office at any time.

In the event of the death of an Optionee to whom an Incentive Stock Option has been granted under the Plan while he is in the employ of the Company or a subsidiary, such Incentive Stock Option may be exercised (to the extent of the number of shares covered by the Incentive Stock Option which were purchasable by the Optionee at the date of his death) by the lawful owner at any time within a period of six months after his death, but in no event after the day in which the Incentive Stock Option would otherwise terminate under the Grant of Option.

In the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan by reason of the disability of such person, the optionee  or his Family Member who is then the holder of the Option may exercise his Incentive Stock Option at any time within one year after such termination of employment but in no event after the day in which the Incentive Stock Option would otherwise terminate, to the extent of the number of shares covered by his Incentive Stock Option which were purchasable by him at the date of the termination of employment. In the case of Non-Statutory Options, the Committee shall determine at the time of Grant, all applicable termination provisions of Options, if any, and shall incorporate them into the Grant of Option.

10.5 Federal Income Tax or Other Withholding Amounts.  In respect to the direct issuance of Common Stock or the exercise of Non-Statutory Stock Options or any Incentive Stock Options which fail to qualify as such for any reason, any required federal income tax or other withholding amount shall be paid (in full) by the Option Holder or Family Member as  the case may be,  to the Company in cash or by certified check at the time required by applicable federal and/or other laws.  The Company  shall not be required to deliver certificates for such shares until all such payments have been made, and until the Company has had an opportunity (at its sole discretion) to obtain verification from the Option Holder that all federal income tax or other withholding amounts have been properly calculated and paid.

SECTION 11.                       GENERAL RESTRICTIONS

11.1 Restrictive Legend.  All shares of Common Stock issued or issuable under this plan, unless qualified as Registered Stock as defined in Section 2 hereinabove, shall be restricted, and certificates representing the shares shall bear a restrictive legend reading substantially as follows:

The shares represented by this certificate have not been registered under the Securities Act of 1933.  The shares have been acquired for investment and may not be sold, transferred or pledged in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company's counsel that registration is not required under said Act.

The Company may, at its option, register the Registered Stock on a Form S-8 Registration Statement, or other appropriate form of registration statement, for exercise and subsequent sale in accordance with the 1933 Act.

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11.2           Investment Representations.  The Company may require any person to whom a Stock Option, Restricted Stock award, or other Common Stock award is granted, as a condition of exercising such Stock Option, or receiving such Restricted Stock award, or other Common Stock award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Option, Restricted Stock award, or other Common Stock award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

11.3           Compliance with Securities Laws.  Each Stock Option and Stock Grant shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Option or Stock Grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Option or Stock Grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee.  Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

11.4 Limitation of Rights in the Underlying Shares.  A holder of an Option shall not be deemed for any purpose to be a stockholder of the Company with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

SECTION 12.                        BURDEN AND BENEFIT

The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives and Family Members who become lawful transferees of Options granted hereunder.

SECTION 13.                        PLAN BINDING UPON LAWFUL TRANSFEREES

In the event of an Optionee’s death and Options are to be transferred to the Optionee’s legal heirs and distributors, or in the event of transfers during the Optionee’s lifetime to his Family Members, such parties shall take such Options subject to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such Options, such parties shall agree to be bound by all provisions of this Plan.

SECTION 14.                        LOANS/ADDITIONAL CASHLESS EXERCISE PROVISIONS

At the discretion of the Committee, the Company may loan to the Optionee some or all of the purchase price of the shares acquired upon exercise of an Option granted under the Plan.  The Committee, in its sole discretion, may also grant Non-Statutory Stock Options with payment of the exercise price to be made(but not within the first six months from the date of Grant) through additional cashless exercise provisions to be established by the Committee and set forth in the Grant of Option.

SECTION 15.                        CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

Subject to compliance with the requirements for qualification of the Plan and of the Options issued or to be issued thereunder as "Incentive Stock Options" under applicable provisions of federal laws and regulations, the aggregate number and class of shares as to which Options may be granted under the Plan, the number and class of shares covered by each outstanding Option and the price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any recapitalization or reclassification, and any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any dividends in Common Stock, or any other increase or decrease in the number of issued shares of Common Stock of the Company without receipt of consideration by the Company.

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In the event that the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (or entity) by reason of any reorganization, merger, or consolidation, appropriate adjustment shall be made in  accordance with Section 424(a) of the Code, in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event.  Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the exercise price per share.

In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company’s assets or stock may, in his, her or its discretion, deliver to the Optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such sale, conveyance or Change in Control, less the exercise price therefor.  Upon receipt of such consideration, the Options shall immediately terminate and be of no further force and effect.  The value of the stock or other securities the grantee would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of Common Stock,  in accordance with the determination of Fair Market Value of Common Stock as set  forth herein.

The Committee shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Grant of Option, upon such a sale, conveyance or Change in Control.  Upon such acceleration, any options or portion thereof originally designated as Incentive Stock Options that no longer qualify as Incentive Stock Options under Section 422 of the Code as a result of such acceleration shall be redesignated  as Non-Statutory Stock Options.

A “Change in Control” shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty (50%) percent of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction(s), such person or group and affiliates beneficially own fifty (50%) percent or more of the Common Stock outstanding.

If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of Option(s) in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant Option(s) upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new Option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

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SECTION 16.                        PLAN MODIFICATION AND AMENDMENT

Modifications or other amendments to the Plan may be made by the stockholders of the Company.  The Plan may also be amended by the Committee; provided, however, that if Incentive Stock Options are granted or to be granted under the Plan, no amendment which shall constitute a Modification shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the Modification. No termination, Modification, or amendment of the Plan, may, without the consent of the optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such optionee under such Option; nor shall any such Modification or amendment be deemed to effect a Modification, extension or renewal of any Incentive Stock Option previously granted except pursuant to an express written agreement to such effect, executed by the Company and the optionee.

SECTION 17.                        EFFECTIVE DATE OF THE PLAN

17.1           Effective Date.  The Plan is effective as of June 29, 2009.

17.2           Duration of the Plan.  The Plan shall terminate at midnight on June 28, 2019 which is the day before the tenth anniversary of the Effective Date, and may be terminated prior thereto by action of the Committee of Directors; and no Stock Option, Restricted Stock Award or other Common Stock award shall be granted after such termination.  Stock Options, Restricted Stock Awards and other Common Stock awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

Executed as a sealed instrument as of the 29th   day of June, 2009.

EMERGENT GROUP INC.

By:	/s/
Bruce J. Haber, Chief Executive Officer

9

APPENDIX A

FORM OF
 GRANT OF OPTION PURSUANT TO THE
EMERGENT GROUP INC.
2009 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

Emergent Group Inc., a Nevada corporation (the “Company"), hereby grants to _______________________________ ("Optionee") an Incentive (Non-Statutory) Stock Option to purchase ___________ shares of common stock, $.04 par value (the "Shares") of the Company at the purchase price of $______ per share (the "Purchase Price").  This Grant of Option is exercisable in whole or in part at the principal offices of the Company and upon payment in cash or shares of the Company’s Common Stock as permitted under the Plan, or in the case of a Non-Statutory Stock Option, through the cashless exercise provisions established by the Committee at the time of Grant and set forth below or in Appendix I.

This Option is granted pursuant to the 2009 Employee Benefit and Consulting Services Compensation Plan (the “Plan”), a copy of which is appended hereto.  This Option, if it is an Incentive Stock Option, shall be terminated pursuant to the provisions contained in Section 10.4 of the Plan.  This Option, if it is a Non-Statutory Stock Option Plan, shall be terminated pursuant to provisions, if any, set forth by the Committee or the Committee, as the case may be, in the minutes approving the Grant of Options described herein.  Such termination provisions shall be annexed hereto as Appendix I and are incorporated herein.

Subject to the preceding paragraph, this Grant of Option, or any portion thereof, may be exercised only to the extent vested per Appendix I, and must be exercised by Optionee or Optionee’s permitted transferees as described in the Plan no later than  ___________________  (the “Expiration Date”) by (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Company’s Plan.  The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor.  Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

This Grant of Option shall be considered validly exercised once the Company has received written notice of such exercise and payment therefor has been received and in the case of checks or money orders, has cleared the banking system.

If Optionee fails to exercise this Grant of Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

This Grant of Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Execution and delivery of this Grant of Option by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Grant of Option by such party.  Such facsimile copies shall constitute enforceable original documents.

The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of New York, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the county of ________________, New York.

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The Shares may not be sold, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, pledged, hypothecated or otherwise disposed of until (i) the Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form of registration statement as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

This Grant of Option may not be assigned, transferred or hypothecated (except as permitted under the Plan) and any other purported assignment, transfer or hypothecation shall be void ab initio and shall be of no force or effect.

For purposes of any applicable cashless exercise provisions of this Option, the “fair market value” per Share shall mean the market price of one share of Common Stock on the last business day before the effective date of exercise of the Option.  If the Common Stock is then traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the NASDAQ Stock Market (the “NASDAQ Market”), the market price as of a specified day shall be the last reported sale price of one share of Common Stock on such exchange or on the NASDAQ Market on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the NASDAQ Market.  If the Common Stock is not so listed or admitted to unlisted trading privileges the market price as of a specified day shall be the mean of the last bid and asked prices for one share of Common Stock reported on such date (x) by the NASD or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated.  If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the market price of one share of Common Stock as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company or the Committee.

The Shares __________________ [insert appropriate language: “have” or “have not”] been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8.

IN WITNESS WHEREOF, this Grant of Option has been executed effective as of ____________________, 200__.

EMERGENT GROUP INC.
NOT FOR EXECUTION

By:	/s/
(Authorized Executive Officer)

OPTIONEE:

NOT FOR EXECUTION

11

APPENDIX I

[Describe termination provisions of Non-Statutory Stock Options]

Grant of Option pursuant to EMERGENT GROUP INC. 2009 Employee Benefit and Consulting Services Compensation Plan, dated June 29, 2009.

Optionee:                                           __________________________
Options Granted:                              __________________________
Purchase Price:                                $_________________ per Share
Date of Grant:                                   ___________________________
Exercise Period:                                ____________ to ____________

Vesting Schedule:	option on
	# of shares	date vested (assuming continued employee or consultant status, etc.)

_________                                __________
_________                                __________
_________                                __________
_________                                __________
_________                                __________

Vested Options Exercised to Date:                                                   __________  (including this exercise)
Balance of Vested Options to be Exercised:                                      __________

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CASHLESS EXERCISE PROVISIONS APPLICABLE ONLY TO
NON-STATUTORY STOCK OPTIONS AT DISCRETION
OF COMMITTEE AT TIME OF GRANT

“Cashless Right to Convert Non-Statutory Stock Option into Stock Net Issuance.  In addition to and without limiting the rights of the Holder under the terms of this Non-Statutory Stock Option, the Holder may elect to exercise this Option (but not within the first six months from the date of Grant) with respect to then Vested Shares (the “Conversion Right”), the aggregate value of which Vested Shares shall be equal to the “in-the-money” value of this Option or the portion thereof being converted as set forth below.  The Conversion Right may be exercised by the Holder by surrender of this Option at the principal office of the Company together with notice of the Holder’s intention to exercise the Cashless Conversion Right, in which event the Company shall issue to the Holder a number of Vested Shares computed using the following formula.

X= Y (A-B)
                      A

Where:                      X           The number of Vested Shares to be issued to the Holder.

Y           The number of Vested Shares representing the portion of this
Option that is being converted and cancelled in payment of
Shares issued to the Holder.

A           The fair market value of one Share of Common Stock of the
Company.

B           The Exercise Price (as adjusted to the date of such
calculations).

For example, if an Option Holder has 3,000 Options exercisable at $3.00 per share, 2,000 Options are vested, the market value is $6.00 per share and the holder desires to convert the Option to the extent vested through the cashless exercise provisions, the Holder would receive 1,000 Vested Shares upon conversion and cancellation of the 2,000 Options.

(X=Y (A-B) = 2,000 ($6.00 - $3.00) = 1,000)”
 A                           6.00

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NOTICE OF EXERCISE
(TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:           EMERGENT GROUP INC. ("Optionor")

The undersigned, the holder of the Grant of Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Grant of Option for, and to purchase thereunder, _________ shares of the Common Stock of Emergent Group Inc., and herewith makes payment of _____________________________________ therefor.  Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of ____________________________________________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the Emergent Group Inc. 2009 Employee Benefit and Consulting Services Compensation Plan to be delivered to Optionor when and as appropriate.

OPTIONEE:

Dated:

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EMERGENT GROUP INC.
SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING
TO BE HELD ON JUNE 29, 2009 AT 10:00 A.M.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Emergent Group Inc., a Nevada corporation (the "Company"), acknowledges receipt of the Notice of a Special Meeting in Lieu of an Annual Meeting of Shareholders and Proxy Statement, dated May 12, 2009 and hereby constitutes and appoints Bruce J. Haber and K. Deane Reade, Jr. or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Special Meeting in Lieu of an Annual Meeting of Shareholders of the Company to be held at 145 Huguenot Street, Suite 405, New Rochelle, NY 10801 (Phone No. 914-235-5550) on June 29, 2009 at 10:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

(Continued and to be signed on the reverse side.)

SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING

EMERGENT GROUP INC.

June 29, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card

are available at www.Emergentgroupinc.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

■ 20430300000000000000 2	062909

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.		2.	To ratify, adopt and approve the Audit Committee's selection of Rose, Snyder & Jacobs to be the independent auditors of Emergent for the fiscal year ended December 31, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: m Bruce J. Haber m Mark Waldron m Howard Waltman m K. Deane Reade, Jr.	3.	To ratify, adopt and approve Emergent's 2009 Employee Benefit and Consulting Services Compensation Plan.	☐	☐	☐

4.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposals Nos. 1, 2 and 3. This proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted for the election of the four named individuals as directors and in favor of proposals Nos. 2 and 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:w

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.